As filed with the Securities and Exchange Commission on January 29, 2024

File Nos. 333–16093

811–07923

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N–1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post–Effective Amendment No. 101

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 102

CITY NATIONAL ROCHDALE FUNDS

(Exact Name of Registrant as Specified in its Charter)

400 North Roxbury Drive

Beverly Hills, California 90210

(Address of Principal Executive Office)

(800) 708-8881

(Registrant's Telephone Number, Including Area Code)

Rochelle Levy

400 North Roxbury Drive

Beverly Hills, California 90210

(Name and Address of Agent for Service)

Please Send Copy of Communications to:

Laurie Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, California 92626-7653

It is proposed that this filing will become effective:
[X]	immediately upon filing pursuant to Rule 485(b)
[ ]	on (date) pursuant to Rule 485(b)
[ ]	60 days after filing pursuant to Rule 485(a)(1)
[ ]	75 days after filing pursuant to Rule 485(a)(2)
[ ]	on (date) pursuant to Rule 485(a)(1)

PROSPECTUS DATED January 29, 2024

City National Rochdale Government Money Market Fund
Servicing Class	(CNIXX)
Class N	(CNGXX)
Class S	(CNFXX)

City National Rochdale Municipal High Income Fund
Servicing Class	(CNRMX)
Class N	(CNRNX)

City National Rochdale Fixed Income Opportunities Fund
Servicing Class	(CNRZX)
Class N	(RIMOX)

City National Rochdale Equity Income Fund
Servicing Class	(CNRHX)
Class N	(RIMHX)

City National Rochdale U.S. Core Equity Fund
Institutional Class	(CNRUX)
Servicing Class	(CNRVX)
Class N	(CNRWX)

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

table of contents

Summaries	3
City National Rochdale Government Money Market Fund	3
City National Rochdale Municipal High Income Fund	7
City National Rochdale Fixed Income Opportunities Fund	13
City National Rochdale Equity Income Fund	22
City National Rochdale U.S. Core Equity Fund	27
More About the Funds	31
More About the Funds’ Risks	34
Management of the Funds	48
How to Buy, Sell and Exchange Shares	54
Dividends and Taxes	62
Financial Highlights	64
Important Terms to Know	67
Notice of Privacy Principles	68
For More Information	Back Cover

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank or Royal Bank of Canada. Investing in mutual funds involves risks, including possible loss of principal.

The Funds’ Statement of Additional Information (the “SAI”) has more detailed information on all subjects covered in this Prospectus. Investors seeking more in-depth explanations of the Funds should request the SAI and review it before purchasing shares.

CITY NATIONAL ROCHDALE FUNDS | PAGE 2

City National Rochdale Government Money Market Fund

INVESTMENT GOALS

The City National Rochdale Government Money Market Fund (the “Government Money Fund” or the “Fund”) is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income. Also, the Government Money Fund seeks to maintain a $1.00 per share net asset value (“NAV”).

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the Government Money Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Servicing Class	Class N	Class S
Management Fees(1)	0.26%	0.26%	0.26%
Distribution (12b-1) Fee(2)	None	0.30%	0.45%
Other Expenses
Shareholder Servicing Fee	0.25%	0.25%	0.25%
Other Fund Expenses	0.06%	0.06%	0.06%
Total Other Expenses	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	0.57%	0.87%	1.02%
Fee Waiver and/or Expense Reimbursement(1)(2)	(0.22%)	(0.22%)	(0.22%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(3)	0.35%	0.65%	0.80%

(1)

City National Rochdale, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive Management Fees for the Fund such that the fee charged is 0.15% through January 31, 2025. Prior to that date, the arrangement may be terminated without penalty (a) by the Fund’s Board of Trustees, or (b) by the Adviser effective no earlier than January 31, 2025, upon at least 60 days’ prior written notice. Management Fees waived by the Adviser pursuant to this arrangement will not be eligible for reimbursement by the Fund to the Adviser. The Adviser has agreed to voluntarily waive additional Management Fees for the Fund such that the fee charged is 0.04%. This additional voluntary waiver is not reflected in the fee table and may be terminated at any time.

(2)

The Fund has contractually agreed to limit the Distribution (12b-1) Fee payable by Class S shares of the Fund to 0.45% through January 31, 2025. Prior to that date, the arrangement may be terminated without penalty by the Fund’s Board of Trustees.

(3)

The Adviser has agreed to voluntarily waive a portion of the expenses of the Fund to the extent needed to maintain a one-day net income yield (yield floor) of not less than 0.01% of the Fund’s average daily net assets. The fee table does not reflect the impact of the voluntarily waived expenses. This waiver may be terminated at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Government Money Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Government Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$36	$160	$296	$693
Class N	$66	$256	$461	$1,052
Class S	$82	$303	$542	$1,228

CITY NATIONAL ROCHDALE FUNDS | PAGE 3

PRINCIPAL INVESTMENT STRATEGIES

The Government Money Fund invests at least 99.5% of its total assets in cash, U.S. Treasury securities and other government securities guaranteed or issued by an agency or instrumentality of the U.S. Government, and/or repurchase agreements that are fully collateralized by cash or government securities. In addition, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities and/or repurchase agreements that are fully collateralized by government securities. In particular, the Fund invests in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government and repurchase agreements involving these obligations. Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the Government Money Fund invests consist principally of securities issued or guaranteed by Fannie Mae (formerly known as the Federal National Mortgage Association), the Federal Home Loan Bank (“FHLB”), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) and the Government National Mortgage Association (“Ginnie Mae”). The securities held by the Fund must, in the opinion of City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, present minimal credit risk. The Fund invests in compliance with the requirements of Rule 2a-7 under the Investment Company Act of 1940 relating to the credit quality, maturity, liquidity and diversification of investments for money market funds.

The Adviser seeks securities with an acceptable maturity that are marketable and liquid and offer competitive yields. The Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole.

The Fund does not currently intend to avail itself of the ability to impose “liquidity fees” on Fund redemptions, as permitted by Rule 2a-7. However, the Board of Trustees reserves the right, with notice to shareholders, to change this policy in the future.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any money market fund, there are risks to investing. Neither the Government Money Fund nor the Adviser can guarantee that the Fund will meet its investment goals. Here are the principal risks to consider:

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political and geopolitical factors, economic sanctions, adverse investor sentiment, cybersecurity events, or local, regional or global events such as natural disasters or climate events, wars, terrorism, international conflicts, epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies, which could result in losses for the Fund. Adverse market conditions may be prolonged and may not have the same impact on all types of investments.

Raising the ceiling on U.S. Government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. Government obligations, with unpredictable consequences for the Fund’s investments and the Fund’s ability to preserve the value of your investment at $1.00 per share, and generally for economies and markets in the United States and elsewhere.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Credit – The Fund invests exclusively in securities that are rated, when the Fund buys them, in the highest short-term rating category, or if unrated, are of comparable quality in the Adviser’s opinion. However, it is possible that some issuers or other obligors will be unable or unwilling to make the required payments on securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded (which could happen rapidly), or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline significantly, particularly in certain market environments. If the Fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the Fund will be subject to the credit risk presented by the counterparty. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

CITY NATIONAL ROCHDALE FUNDS | PAGE 4

Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. The Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price without a subsidy by the Adviser or its affiliates. In addition, during periods when interest rates are low or there are negative interest rates, the Fund’s yield also may be low or the Fund may be unable to maintain a positive yield or a stable net asset value of $1.00 per share.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

Repurchase Agreements – Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price which includes principal and interest. Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. If the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

No Guarantees – You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account, is not a deposit of City National Bank or Royal Bank of Canada, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Adviser and its affiliates are not required to reimburse the Fund for losses, and you should not expect that the Adviser or its affiliates will provide financial support to the Fund at any time, including during periods of market stress.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Fund’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual and potential conflicts of interest that could affect the Fund and its shareholders.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Government Money Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com for the Fund’s most current 7-day yield or to obtain updated performance information.

This bar chart shows the performance of the Government Money Fund’s Servicing Class shares based on a calendar year.

Best Quarter 1.28% Q4 2023	Worst Quarter 0.00% Q1 2022

CITY NATIONAL ROCHDALE FUNDS | PAGE 5

This table shows the Government Money Fund’s average annual total returns for the periods ended December 31, 2023.

Average Annual Total Returns (for the periods ended December 31, 2023)	One Year	Five Years	Ten Years
Servicing Class	4.80%	1.61%	0.98%
Class N	4.48%	1.44%	0.83%
Class S	4.33%	1.35%	0.78%

INVESTMENT ADVISER

City National Rochdale, LLC

PORTFOLIO MANAGERS

Charles Luke, Managing Director and Senior Portfolio Manager of the Adviser, and Michael Taila, Managing Director and Senior Portfolio Manager of the Adviser, are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the Government Money Fund since 2021.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts, including separately managed accounts advised by the Adviser, maintained at City National Bank and certain retirement plan platforms, including retirement plan accounts and individual retirement accounts (“IRAs”) maintained at City National Bank, advisory accounts with City National Securities, non-managed brokerage accounts maintained at City National Securities, and other institutional investors/agents approved by the Adviser. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts. The Class S shares of the Fund are available to investors who have funds with City National Bank and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Government Money Fund has no minimum purchase requirement; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”).

The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information. The shares of the Government Money Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Government Money Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Government Money Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 6

City National Rochdale Municipal High Income Fund

INVESTMENT GOAL

The City National Rochdale Municipal High Income Fund (the “Muni High Income Fund” or the “Fund”) seeks to provide a high level of current income that is not subject to federal income tax.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the Muni High Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Servicing Class	Class N
Management Fees	0.50%	0.50%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Shareholder Servicing Fee	0.25%	0.25%
Other Fund Expenses	0.09%	0.08%
Total Other Expenses	0.34%	0.33%
Total Annual Fund Operating Expenses	0.84%	1.08%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Muni High Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Muni High Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$86	$268	$466	$1,037
Class N	$110	$343	$595	$1,317

PORTFOLIO TURNOVER

The Muni High Income Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Muni High Income Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of tax-exempt municipal bonds. Municipal bonds are obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia, Puerto Rico, the U.S. Virgin Islands, and Guam), their political subdivisions such as counties and cities, and agencies or authorities, to finance public-purpose projects. The interest on municipal bonds is excludable from gross income for federal income tax purposes, although a significant portion of such interest may be a tax preference item (“Tax Preference Item”) for purposes of the federal alternative minimum tax (the “AMT”) applicable to noncorporate taxpayers.

CITY NATIONAL ROCHDALE FUNDS | PAGE 7

The Fund typically invests in medium- and lower-quality bonds, which are bonds that are rated BBB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”), are comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined by City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, to be of comparable quality. The Fund’s typical investments include non-investment grade debt securities (commonly called junk bonds), which are rated BB+ or lower by Standard & Poor’s, comparably rated by another NRSRO or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest an unlimited amount of its total assets in non-investment grade debt securities. Although the Adviser considers credit ratings in selecting investments for the Fund, the Adviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on an NRSRO’s credit rating. The Adviser will consider, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage.

The Fund may invest in higher quality municipal bonds at times when yield spreads are narrow and the Adviser believes that the higher yields do not justify the increased risk, or when, in the opinion of the Adviser, there is a lack of medium- and lower-quality bonds in which to invest.

The Adviser’s view on interest rates largely determines the desired duration of the Fund’s holdings and how the Adviser structures the portfolio to achieve a duration target. In current market conditions, the Fund invests substantially in municipal bonds with remaining maturities of ten to 30 years.

In selecting investments for the Fund, the Adviser typically conducts a macro-economic analysis, and it may consider a number of factors including the security’s current coupon; the maturity, relative value and market yield of the security; the creditworthiness of the particular issuer or of the private company involved; the sector in which the issuer operates; the structure of the security, including whether it has a call feature; and the state in which the issuer is located.

The Fund primarily invests in revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (“PABs”), which finance privately operated facilities. Revenue bonds may also include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans, as well as bonds that finance charter schools. Revenue bonds may also include tobacco bonds that are issued by state created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues. The Fund may invest significantly in PABs in general; in revenue bonds payable from revenues derived from similar projects, such as those in the health care, life care, education and special tax sectors; and in municipal bonds of issuers located in the same geographic area.

Generally, in determining whether to sell a security, the Adviser uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desirable investment for the Fund, including consideration of the security’s current credit quality. The Adviser may also sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Muni High Income Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political and geopolitical factors, economic sanctions, adverse investor sentiment, cybersecurity events, or local, regional or global events such as natural disasters or climate events, wars, terrorism, international conflicts, epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies, which could result in losses for the Fund. Adverse market conditions may be prolonged and may not have the same impact on all types of investments.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security, and could result in losses for the Fund.

CITY NATIONAL ROCHDALE FUNDS | PAGE 8

Municipal Securities – U.S. state and local governments issuing municipal securities held by the Fund rely on revenues including taxes and revenues from public and private projects to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.

Taxes – Although the Fund seeks to provide income exempt from federal income taxes, the Fund may invest in municipal bonds the interest on which is a Tax Preference Item. A Fund dividend attributable to such interest will also be a Tax Preference Item. If a noncorporate Fund shareholder’s AMT liability increases as a result, that would reduce the Fund’s after-tax return to the shareholder. In addition, the interest on the Fund’s municipal bonds could become subject to regular federal income tax (e.g., because of noncompliant conduct by issuers).

Credit – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline. Investments in bank loans and lower rated debt securities involve higher credit risks. There is a relatively higher risk that the issuer of such loans or debt securities will fail to make timely payments of interest or principal, or go bankrupt. Credit risk may be high for the Fund because it invests in lower rated investment quality fixed income securities. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer.

Interest Rates – The value of fixed income securities will fall if interest rates rise. Fixed income securities with longer maturities generally entail greater interest rate risk than those with shorter maturities. The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. Recent and potential future changes in monetary and government policy made by central banks and governments are likely to impact the level of interest rates.

Privately Placed and Restricted Securities Risk – Privately placed and restricted securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “1933 Act”), may be considered illiquid. Privately placed and restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. The absence of an active trading market may also make it difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

Liquidity – The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.

Valuation – Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.

Credit Enhancement – The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

Prepayment or Call Risk – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund also may lose any premium it paid on the security.

CITY NATIONAL ROCHDALE FUNDS | PAGE 9

Private Activity Bonds – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Rating Agencies – Credit ratings are issued by rating agencies, which are private entities that provide ratings of the credit quality of debt obligations. A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the issuers of the securities they rate.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goal.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual and potential conflicts of interest that could affect the Fund and its shareholders.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Muni High Income Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the Muni High Income Fund Servicing Class shares based on a calendar year.

Best Quarter 6.81% Q4 2023	Worst Quarter -7.08% Q1 2022

CITY NATIONAL ROCHDALE FUNDS | PAGE 10

This table shows the average annual total returns of each class of the Muni High Income Fund for the periods ended December 31, 2023. The table also shows how the Fund’s performance compares with the returns of an index comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2023)	One Year	Five Years	Ten Years
Servicing Class
Return Before Taxes	5.15%	0.99%	2.99%
Return After Taxes on Distributions	5.07%	0.93%	2.95%
Return After Taxes on Distributions and Sale of Fund Shares	4.69%	1.58%	3.20%
Class N
Return Before Taxes	4.89%	0.74%	2.73%
Bloomberg 60% Tax-Exempt High Yield/40% Municipal Investment Grade Custom Capped Custom Weighted Index Unhedged USD Index (Reflects no deduction for fees, expenses or taxes)	8.09%	3.02%	4.23%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Servicing Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

City National Rochdale, LLC

PORTFOLIO MANAGERS

William Black, Managing Director and Senior Portfolio Manager of the Adviser, Douglas Gibbs, Director and Portfolio Manager / Senior High Yield Municipal Analyst of the Adviser, and Brian Winters, Director and Portfolio Manager / Senior High Yield Municipal Analyst of the Advisor, are primarily responsible for the day-to-day management of the Fund. Mr. Black has served as portfolio manager for the Fund since April 2016. Messrs. Gibbs and Winters have served as portfolio managers for the Fund since January 2017.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts, including separately managed accounts advised by the Adviser, maintained at City National Bank and certain retirement plan platforms. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, including separately managed accounts of the Adviser not maintained at City National Bank. The Muni High Income Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Muni High Income Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Muni High Income Fund intends to distribute income that is exempt from regular federal income taxes. A portion of the Fund’s distributions, however, may be subject to such taxes, and a significant portion is expected to be a Tax Preference Item subject to the federal AMT applicable to noncorporate taxpayers.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

CITY NATIONAL ROCHDALE FUNDS | PAGE 11

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Muni High Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 12

City National Rochdale Fixed Income Opportunities Fund

INVESTMENT GOAL

The City National Rochdale Fixed Income Opportunities Fund (the “Fixed Income Opportunities Fund” or the “Fund”) seeks a high level of current income.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fixed Income Opportunities Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Servicing Class	Class N
Management Fees	0.50%	0.50%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Shareholder Servicing Fee	0.25%	0.25%
Other Fund Expenses	0.13%(1)	0.13%
Total Other Expenses	0.38%	0.38%
Acquired Fund Fees and Expenses	0.14%(1)	0.14%
Total Annual Fund Operating Expenses(2)	1.02%	1.27%

(1)	Based on estimates for the current fiscal year.

(2)

The Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees) appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fixed Income Opportunities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$104	$325	$563	$1,248
Class N	$129	$403	$697	$1,534

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 63% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in fixed income securities and floating rate loans. The Fund invests in both fixed rate and floating rate fixed income securities and may invest in fixed income securities of any credit rating. The Fund seeks to invest its net assets opportunistically across a broad spectrum of income yielding securities, including without limitation collateralized loan obligations (“CLOs”). The Fund generally expects to have exposure to high yield bonds

CITY NATIONAL ROCHDALE FUNDS | PAGE 13

(commonly known as “junk” bonds), first- and second-lien senior floating rate loans and other floating rate debt securities, bonds issued by sovereign issuers or quasi-sovereign issuers (i.e., entities that are fully guaranteed, or 100% directly or indirectly owned or controlled, by sovereign entities), and domestic and foreign corporate bonds including asset-backed securities, bank loans, zero coupon obligations, pay-in-kind bonds and trust preferred securities. The Fund may also invest in agency and non-agency mortgage-backed securities and asset-backed securities. The Fund’s portfolio managers determine the portion of the Fund’s assets invested in each asset class.

The Fund’s foreign investments generally include investments in companies that are operating principally in emerging market or frontier market countries. The Fund considers a company to be operating principally in an emerging market or frontier market if (i) the company is incorporated or has its principal business activities in such a market or (ii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, such a market. The Fund considers a country to be an emerging market country if it has been determined by an international organization, such as the World Bank, to have a low to middle income economy. The Fund considers a country to be a frontier market country if it is included in the MSCI Frontier Markets Index. The Fund’s foreign investments may be denominated in U.S. dollars or in local currencies.

The Fund may also invest in other income-producing securities consisting of preferred stocks, high dividend paying stocks, securities issued by other investment companies (including exchange-traded funds (“ETFs”), and money market funds), and money market instruments. Up to 100% of the Fund’s assets may be held in instruments that are rated below investment grade by either by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”), or in unrated securities determined by City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, or a Fund sub-adviser to be of equal quality. Although the Adviser and sub-advisers may consider credit ratings in selecting investments for the Fund, the Adviser and the sub-advisers generally base their investment decisions for a particular instrument primarily on their own credit analyses and not on a credit rating by a nationally recognized statistical rating organization. The Adviser and sub-advisers generally consider, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage. The Fund may invest in income producing securities and other instruments without regard to the maturity of any instrument or the average maturity or duration of the Fund as a whole.

The Fund may also invest up to 15% of its net assets in life insurance policies (“Policies”) and interests related thereto purchased through life settlement transactions. The Fund may invest in life insurance policies and related interests directly or through a company organized under the laws of Ireland (the “Irish Company”). The Fund generally gains exposure to Policies through the Irish Company. There are no restrictions on the percentage of the Fund’s net assets that may be held or derived from the life insurance policies of a single insurance company. In connection with such an investment a Policy owner transfers his or her Policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The ultimate holder of the Policy (in this case, the Fund or the Irish Company) is responsible for premiums payable on the Policy and is entitled to receive the full face value from the insurance company upon the death of the insured.

The Fund may also invest in reinsurance investments providing exposure to the insurance risk of natural catastrophes. The Fund expects to gain exposure to reinsurance investments such as industry loss warranties (“ILWs”) and catastrophe bonds (also known as event-linked bonds) indirectly through structured investments in insurance company segregated accounts and/or through investments in private funds.

In selecting the Fund’s investments, the Adviser or the relevant sub-adviser analyzes an issuer’s financial condition, business product strength, competitive position and management experience. The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s goal, the credit quality meets the Adviser’s or sub-adviser’s fundamental criteria and the Adviser or sub-adviser believes the valuation is attractive and industry trends remain favorable. Generally, in determining whether to sell a security, the Adviser or relevant sub-adviser uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desirable investment for the Fund, including consideration of the security’s current credit quality. The Adviser or sub-adviser may also sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. None of the Fixed Income Opportunities Fund, the Adviser or the Fund’s sub-advisers can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political and geopolitical factors, economic sanctions, adverse investor sentiment, cybersecurity events, or local, regional or global events such as natural disasters or climate events, wars, terrorism, international conflicts, epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact

CITY NATIONAL ROCHDALE FUNDS | PAGE 14

issuers in a different country, region or financial market. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies, which could result in losses for the Fund. Adverse market conditions may be prolonged and may not have the same impact on all types of investments.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer.

Credit – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline. Investments in lower rated bank loans and lower rated debt securities involve higher credit risks. There is a relatively higher risk that the issuer of such loans or debt securities will fail to make timely payments of interest or principal, or go bankrupt. Credit risk may be high for the Fund because it invests in lower rated investment quality fixed income securities.

Interest Rates – The value of fixed income securities will fall if interest rates rise. Fixed income securities with longer maturities generally entail greater interest rate risk than those with shorter maturities. The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. Recent and potential future changes in monetary and government policy made by central banks and governments are likely to impact the level of interest rates.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security, and could result in losses for the Fund.

Privately Placed and Restricted Securities Risk – Privately placed and restricted securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “1933 Act”), may be considered illiquid. Privately placed and restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. The absence of an active trading market may also make it difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

Life Insurance Policies – If the Fund or Irish Company is unable to make premium payments on a Policy, the Policy will lapse and the Fund will lose its investment in the Policy. There is currently no established secondary market for Policies, and the Policies are not considered liquid investments by the Fund. If the Fund or Irish Company must sell Policies to meet redemption requests or other cash needs, the Fund or Irish Company may be forced to sell at a substantial loss or may not be able to sell at all. In addition, market quotations are not be readily available for the Policies and the Policies are priced using a fair value methodology approved by the Trust’s Board. The sales price the Fund could receive for a Policy may differ from the Adviser’s fair valuation of the Policy. There may be a mismatch of cash flows related to the Fund’s investment in Policies (e.g., the Irish Company may not take in enough new investment and death benefits paid on maturing life settlements to cover premium payments on existing Policies held by the Irish Company). The longer the insured lives, the lower the Fund’s rate of return on the related Policy will be. The underwriter’s estimate of the insured’s life expectancy may be incorrect. An insurance company may be unable or refuse to pay benefits on a Policy. In addition, the heirs of an insured may challenge the life insurance settlement. Although the Fund intends to only purchase Policies for which the applicable contestability period has expired, it is possible that a Policy may be subject to contest by the insurance company. A Policy is a liability of the issuing life insurance company, and if the life insurance company goes out of business, sufficient funds may not be available to pay that liability.

Reinsurance Investments – The return on reinsurance investments is contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. There is inherent uncertainty as to whether, when or where natural events will occur. If a trigger event involves losses or other metrics exceeding a specific magnitude specified in the relevant reinsurance instrument, the fund may lose a portion or all of its investment. The fund’s reinsurance investments are expected to be illiquid. Certain reinsurance investments may be difficult to value.

CITY NATIONAL ROCHDALE FUNDS | PAGE 15

ILWs are exposed to catastrophic risks that can lead to binary performance of individual transactions. The probability of the occurrence of events that trigger payouts with respect to ILWs may be difficult to predict. The performance of ILWs depends on determination of industry losses by a recognized third-party assessor. This dependency may cause substantial delays in either releasing the ILW collateral and premium funds to the Fund or paying it to the reinsured party, because the third-party assessor may require time to issue its findings of industry losses.

Catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of a catastrophe bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the Fund may lose a portion or all of its accrued interest and/or principal invested in such security.

Market Risk of Equity Securities – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited. Preferred stock typically has “preference” over common stock in the payment of distributions and the liquidation of a company’s assets, but is subordinated to bonds and other debt instruments. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company.

Management – The Fund’s performance depends on the Adviser’s and sub-advisers’ skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

Liquidity – The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.

Sub-Adviser Allocation – The Fund’s performance is affected by the Adviser’s decisions concerning how much of the Fund’s portfolio to allocate for management by each of the Fund’s sub-advisers or to retain for management by the Adviser.

Foreign Securities – Investments in securities of foreign issuers tend to be more volatile than domestic securities because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in currency rates and exchange control regulations, and the imposition of sanctions, withholding taxes on income, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the value of the Fund’s investments in foreign securities. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. Foreign securities may be less liquid and more difficult to value than domestic securities.

Emerging Market Securities – Many of the risks with respect to foreign securities are more pronounced for investments in developing or emerging market countries. Emerging market countries may have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable securities markets and economic, political, and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic and political conditions of their trading partners. In addition, there may be restrictions on investments in Chinese companies. For example, the President of the United States signed an Executive Order in 2021 prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser or a sub-adviser otherwise believes is attractive, the Fund may incur losses.

Frontier Market Securities – Frontier market countries are a sub-set of emerging market countries the capital markets of which are less developed, generally less liquid and have lower market capitalization than those of the more developed, “traditional” emerging markets but which still demonstrate a relative market openness to and accessibility for foreign investors. Frontier market countries generally have smaller economies and even less developed capital markets with relatively newer and less tested regulatory and legal systems than traditional emerging markets, and, as a result, the risks discussed above with respect to emerging markets are magnified in frontier market countries. Securities issued by borrowers in frontier market countries are often subject to extreme price volatility and illiquidity and effects stemming

CITY NATIONAL ROCHDALE FUNDS | PAGE 16

from government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and relatively new and unsettled securities laws.

Valuation – Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.

Foreign Currency – As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. The value of a foreign currency may decline in relation to the U.S. dollar while the Fund holds securities denominated in such currency, and currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the United States or foreign governments or central banks. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency. The Fund may be unable or may choose not to hedge its foreign currency exposure.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed, asset-backed and other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Prepayments – As a general rule, prepayments of principal of loans underlying mortgage-backed, asset-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Investment through Irish Company – The Fund may invest in Policies by investing in the Irish Company. The Irish Company is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and unless otherwise noted in this Prospectus and the SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or Ireland could affect the ability of the Fund and/or the Irish Company to operate as described in this Prospectus and the SAI and could negatively affect the Fund and its shareholders. The Irish Company (unlike the Fund) may invest an unlimited portion of its net assets in Policies. However, the Irish Company otherwise is subject to the Fund’s investment restrictions and other policies.

Irish Company Tax Matters – Under current Internal Revenue Service (“IRS”) guidance, Policy proceeds paid by a U.S. insurance company to a foreign corporation such as the Irish Company are generally subject to U.S. federal income tax withholding at a 30% rate. The Irish Company intends to qualify for benefits under the U.S.-Ireland income tax treaty which would include an exemption from such withholding. There is a risk, however, that a U.S. insurance company issuer may not respect the claimed treaty benefits and may withhold the 30% tax on the proceeds paid to the Irish Company. In such a case, the Irish Company may be able to obtain a refund from the IRS.

Any changes to the U.S.-Ireland tax treaty, U.S. or Ireland law, or the manner in which the treaty and such laws are applied to the Irish Company or the Fund, may have an adverse tax effect on the Irish Company, the Fund and its shareholders.

LIBOR Risk – LIBOR was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financial Rate (“SOFR”) as the preferred alternative rate to LIBOR. SOFR is a relatively new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. There remains uncertainty surrounding the nature of any replacement rates.

The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR; (ii) a reduction in the value of certain instruments or contracts held by the Fund; (iii) reduced effectiveness of related Fund transactions, such as hedging; (iv) additional tax, accounting and regulatory risks; or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments or contracts using an alternative rate will have the same volume or liquidity.

CITY NATIONAL ROCHDALE FUNDS | PAGE 17

Bank Loans – The Fund may invest in U.S. and non-U.S. bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result, bank loans may have relatively less liquidity than other types of fixed income assets, and the Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments. The lack of an active trading market may also make it more difficult to value floating rate loans.

Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle, which may result in the Fund not receiving proceeds from the sale of a loan for an extended period. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet shareholder redemptions in a timely manner.

The Fund’s investments in non-U.S. bank loans are subject to additional risks including future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the bank loans held by the Fund.

Collateralized Loan Obligations – CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described herein. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.

ETFs – ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index or group of indices it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

By investing in the Fund, shareholders indirectly bear fees and expenses charged by the ETFs in which the Fund invests, in addition to the Fund’s direct fees and expenses. Further, the Fund is subject to the effects of the business and regulatory developments that affect ETFs and the investment company industry generally.

Closed-End Funds – Unlike conventional mutual funds which continually offer new shares for sale to the investing public, closed-end funds (“CEFs”) are exchange-traded and issue only a limited number of shares. CEFs may trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. In addition, CEFs may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, CEFs are allowed to invest in a greater amount of illiquid securities than mutual funds, and CEFs may employ leverage to a greater extent than mutual funds.

Financial Services Firms – The Fund invests in obligations of financial services firms, including those of banks. Changes in economic conditions and government regulations can significantly affect these issuers.

Tax Matters – To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain requirements including requirements regarding the composition of its income. Any income the Fund derives from direct investments in Policies may be considered non-qualifying income and must be limited, along with any other non-qualifying income the Fund directly earns, to a maximum of 10% of the Fund’s gross income in any fiscal year. In addition, the Fund may invest in Policies through the Irish Company. The Irish Company is treated as a “controlled foreign corporation” (a “CFC”) for U.S. federal income tax purposes. Under U.S. federal income tax law, the Fund’s income attributable to the Irish Company will be treated as qualifying income to the extent of appropriate annual payments by the Irish Company to the Fund. The Irish Company intends to pay substantially all its net income and gain each year to the Fund. Nevertheless, the Fund might generate more non-qualifying income than anticipated (e.g., because of the Fund’s direct investments), might not be able to generate qualifying income in a particular fiscal year at levels sufficient to limit its non-qualifying income to 10% of the Fund’s gross income, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. If the Fund fails to meet this 10% requirement, the Fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at the regular corporate rate. Alternatively, if the Fund fails to meet the 10% requirement, the Fund might be able to pay a tax equal to the amount of the non-qualifying income to the extent it exceeds one-ninth of the Fund’s qualifying income. The tax treatment of the Policies and the Fund’s investments in the Irish Company may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the Fund’s taxable income or gains and of distributions made by the Fund.

CITY NATIONAL ROCHDALE FUNDS | PAGE 18

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. Further, the Fund is subject to the effects of the business and regulatory developments that affect these underlying funds and the investment company industry generally.

Volatility – Because of the speculative nature of the income securities in which the Fund invests, the Fund may fluctuate in price more than other bond and income funds.

Portfolio Turnover – The Fund will sell a security when its portfolio managers believe it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund’s annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect the Fund’s performance. Annual portfolio turnover of 100% or more is considered high.

Rating Agencies – Credit ratings are issued by rating agencies, which are private entities that provide ratings of the credit quality of debt obligations. A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the views of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the issuers of the securities they rate.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goal.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, the sub-advisers, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual and potential conflicts of interest that could affect the Fund and its shareholders.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Fund’s predecessor, the Rochdale Fixed Income Opportunities Portfolio, commenced operations on July 1, 2009, as a series of Rochdale Investment Trust, a Delaware statutory trust (the “Predecessor Fund”). The Fixed Income Opportunities Fund commenced operations on March 29, 2013, and offered shares of the Fund for public sale on April 1, 2013, after the reorganization of the Predecessor Fund into the Fixed Income Opportunities Fund. The Fund has adopted an investment goal and investment strategies and policies substantially similar to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Fixed Income Opportunities Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance does not necessarily indicate how the Fixed Income Opportunities Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

In the bar chart and the performance table, the performance results prior to March 29, 2013, are for the Predecessor Fund. Class N shares of the Fixed Income Opportunities Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

CITY NATIONAL ROCHDALE FUNDS | PAGE 19

This bar chart shows the performance of the Fixed Income Opportunities Fund’s Class N shares based on a calendar year.

Best Quarter 14.57% Q2 2020	Worst Quarter -17.74% Q1 2020

This table shows the average annual total returns of the Class N shares of the Fixed Income Opportunities Fund for the periods ended December 31, 2023. Servicing Class shares are not currently available for purchase and performance information for the Servicing Class shares will be included after the Servicing Class shares have been in operation for one complete calendar year. The table also shows how the Fund’s performance compares with the returns of indices comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2023)	One Year	Five Years	Ten Years
Class N(1)
Return Before Taxes	11.84%	2.58%	2.97%
Return After Taxes on Distributions	9.14%	-0.09%	0.38%
Return After Taxes on Distributions and Sale of Fund Shares	6.94%	0.85%	1.15%
Bloomberg Global Aggregate Corporate Total Return Index Hedged USD (Reflects no deduction for fees, expenses or taxes)	9.65%	2.90%	3.30%
Blended Index - 40/35/25 hybrid of the following three indices:	11.28%	3.14%	3.33%
Bloomberg Multiverse Total Return Index Value Hedged USD S&P Global Leveraged Loan Index Bloomberg Emerging Markets High Yield Index (Reflects no deduction for fees, expenses or taxes)

(1)	Performance shown for periods prior to March 29, 2013, reflects that of the Predecessor Fund’s Class N shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

City National Rochdale, LLC

SUB-ADVISERS

Alcentra Limited

Alcentra NY, LLC

AllFinancial Partners II, LLC

Federated Investment Management Company

Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC

T. Rowe Price Associates, Inc.

PORTFOLIO MANAGERS

Thomas H. Ehrlein, Director of Investment Solutions at the Adviser, and Charles Luke, Managing Director and Senior Portfolio Manager of the Adviser, are primarily responsible for the day-to-day management of the Fund. Messrs. Ehrlein and Luke have served as portfolio managers for the Fund since May 2020.

CITY NATIONAL ROCHDALE FUNDS | PAGE 20

PURCHASE AND SALE OF FUND SHARES

The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, including separately managed accounts advised by the Adviser, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Shares of the Fixed Income Opportunities Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). There are no minimum purchase or minimum shareholder account balance requirements for the Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

Servicing Class shares of the Fund are not currently available for purchase.

The shares of the Fixed Income Opportunities Fund are redeemable on any day that the NYSE is open for business. Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Fixed Income Opportunities Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fixed Income Opportunities Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 21

City National Rochdale Equity Income Fund

INVESTMENT GOALS

The City National Rochdale Equity Income Fund (the “Equity Income Fund” or the “Fund”) seeks to provide significant income and long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the Equity Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Servicing Class	Class N
Management Fees	0.50%	0.50%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Shareholder Servicing Fee	0.25%	0.25%
Other Fund Expenses	0.27%(1)	0.27%
Total Other Expenses	0.52%	0.52%
Total Annual Fund Operating Expenses	1.02%	1.27%

(1)	Based on estimates for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Equity Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$104	$325	$563	$1,248
Class N	$129	$403	$697	$1,534

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Equity Income Fund’s net assets (plus any borrowings for investment purposes) consists of equity securities. The Equity Income Fund invests primarily in income-generating securities, principally comprised of dividend-paying equity securities. Generally, the Fund’s investments in dividend-paying equity securities consist of common stocks, preferred stocks, shares of Business Development Companies (“BDCs”), and shares of beneficial interest of real estate investment trusts (“REITs”). The Fund seeks to create a portfolio of securities with an income yield greater than the dividend yield of the S&P 500 Index. The Fund may invest in securities of companies of any market capitalization. The Fund’s equity investments consist primarily of securities of U.S. companies, although the Fund may also invest in securities issued by other investment companies.

CITY NATIONAL ROCHDALE FUNDS | PAGE 22

In selecting the Fund’s equity securities, City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, generally seeks companies that pay above-average, stable dividend yields compared to the dividend yield of the S&P 500 Index and have the ability to grow yields over time. The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s goals, and the Adviser believes the valuation is attractive and industry trends remain favorable.

The Adviser may determine to sell a security under several circumstances, including but not limited to when its target value is realized, the company’s earnings deteriorate, more attractive investment alternatives are identified, or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Equity Income Fund nor the Adviser can guarantee that the Fund will meet its investment goals. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political and geopolitical factors, economic sanctions, adverse investor sentiment, cybersecurity events, or local, regional or global events such as natural disasters or climate events, wars, terrorism, international conflicts, epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies, which could result in losses for the Fund. Adverse market conditions may be prolonged and may not have the same impact on all types of investments.

Market Risk of Equity Securities – By investing in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited. Preferred stock typically has “preference” over common stock in the payment of distributions and the liquidation of a company’s assets, but is subordinated to bonds and other debt instruments. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company.

Small- and Medium-Capitalization (Mid-Cap) Companies – Investments in small-capitalization and mid-capitalization companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. The securities of smaller capitalized companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. The Fund may hold a significant percentage of a company’s outstanding shares and may have to sell them at a discount from quoted prices.

Large-Capitalization Companies – Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

Real Estate Investment Trusts – REITs’ share prices may decline because of adverse developments affecting the real estate industry, including changes in interest rates. The returns from REITs may trail returns of the overall market. Additionally, it is possible that a REIT will fail to qualify for favorable tax treatment. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses.

Sector Exposure – Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus may be more susceptible to negative events affecting those sectors. For example, as of December 31, 2023, a significant portion of the Fund’s assets was invested in the consumer staples sector. Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively affect such companies’ performance. Also, the success of consumer staples companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.

CITY NATIONAL ROCHDALE FUNDS | PAGE 23

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goals depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. Further, the Fund is subject to the effects of the business and regulatory developments that affect these underlying funds and the investment company industry generally.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual and potential conflicts of interest that could affect the Fund and its shareholders.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Fund’s predecessor, the Rochdale Dividend & Income Portfolio, commenced operations on June 1, 1999, as a series of Rochdale Investment Trust, a Delaware statutory trust (the “Predecessor Fund”). The Fund commenced operations on March 29, 2013, and offered shares of the Fund for public sale on April 1, 2013, after the reorganization of the Predecessor Fund into the City National Rochdale Dividend & Income Fund (the “Dividend & Income Fund”). The Dividend & Income Fund adopted investment goals and investment strategies and policies identical to those of the Predecessor Fund. The Dividend & Income Fund changed its name to the Equity Income Fund effective October 1, 2021. In accordance with regulatory requirements, effective as of the same date, the Fund adopted a policy that under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) consists of equity securities. The adoption of this policy did not result in any material changes to the Fund’s investment program.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Equity Income Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance does not necessarily indicate how the Equity Income Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

In the bar chart and the performance table, the performance results prior to March 29, 2013, are for the Predecessor Fund. Class N shares of the Equity Income Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

This bar chart shows the performance of the Equity Income Fund’s Class N shares based on a calendar year.

Best Quarter 13.70% Q4 2022	Worst Quarter -21.58% Q1 2020

CITY NATIONAL ROCHDALE FUNDS | PAGE 24

This table shows the average annual total returns of the Class N shares of the Equity Income Fund for the periods ended December 31, 2023. Servicing Class shares are not currently available for purchase and performance information for the Servicing Class shares will be included after the Servicing Class shares have been in operation for one complete calendar year. The table also shows how the Fund’s performance compares with the returns of indices comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2023)	One Year	Five Years	Ten Years
Class N(1)
Return Before Taxes	-5.09%	5.45%	5.24%
Return After Taxes on Distributions	-5.77%	3.89%	3.95%
Return After Taxes on Distributions and Sale of Fund Shares	-2.57%	4.25%	4.08%
Dow Jones U.S. Select Dividend Index (Reflects no deduction for fees, expenses or taxes)	1.53%	10.05%	9.26%

(1)	Performance shown for periods prior to March 29, 2013, reflects that of the Predecessor Fund’s Class N shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

City National Rochdale, LLC

PORTFOLIO MANAGERS

Tony Hu, Director and Senior Portfolio Manager of the Adviser, and David Shapiro, Director and Senior Portfolio Manager of the Adviser, are primarily responsible for the day-to-day management of the Fund. Messrs. Hu and Shapiro have served as portfolio managers for the Fund since 2021.

PURCHASE AND SALE OF FUND SHARES

The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, including separately managed accounts advised by the Adviser, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Shares of the Equity Income Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). There are no minimum purchase or minimum shareholder account balance requirements for the Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

Servicing Class shares of the Fund are not currently available for purchase.

The shares of the Equity Income Fund are redeemable on any day that the NYSE is open for business. Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Equity Income Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains. A portion of distributions may be treated as a return of capital for tax purposes.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

CITY NATIONAL ROCHDALE FUNDS | PAGE 25

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Equity Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 26

City National Rochdale U.S. Core Equity Fund

INVESTMENT GOAL

The City National Rochdale U.S. Core Equity Fund (the “U.S. Core Equity Fund” or the “Fund”) seeks to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the U.S. Core Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Servicing Class	Class N
Management Fees	0.40%	0.40%	0.40%
Distribution (12b-1) Fee	None	None	0.25%
Other Expenses
Shareholder Servicing Fee	None	0.25%	0.25%
Other Fund Expenses	0.14%	0.14%	0.14%
Total Other Expenses	0.14%	0.39%	0.39%
Total Annual Fund Operating Expenses	0.54%	0.79%	1.04%

EXAMPLE

This example is intended to help you compare the cost of investing in the U.S. Core Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the U.S. Core Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$55	$173	$302	$677
Servicing Class	$81	$252	$439	$978
Class N	$106	$331	$574	$1,271

PORTFOLIO TURNOVER

The U.S. Core Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the U.S. Core Equity Fund’s net assets (plus any borrowings for investment purposes) consists of common stock of large and middle capitalization corporations domiciled in the United States. For this purpose, City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, considers a large capitalization corporation and a middle capitalization corporation to be a corporation with a market capitalization satisfying Standard & Poor’s Ratings Services (“Standard & Poor’s”) eligibility criteria, at the time of investment, for inclusion in the S&P 500 Index (as of December 31, 2023, $14.5 billion or greater) and the S&P Midcap 400 Index (as of December 31, 2023, $5.2 billion to $14.5 billion), respectively.

CITY NATIONAL ROCHDALE FUNDS | PAGE 27

The Adviser uses a multifactor investment approach employing a combination of macroeconomic, quantitative and fundamental analyses to select companies with share price growth potential that may not be recognized by the market at large. Macroeconomic analysis evaluates investment themes, geopolitical events, monetary and fiscal policy and global economic trends. Quantitative analysis seeks to measure the value of securities by using mathematical and statistical modeling and research. Fundamental analysis of a security involves measuring its intrinsic value by examining related economic, financial and other factors, such as the overall economy and industry conditions, and the financial condition and management of the issuer.

In selecting securities for the Fund, the Adviser utilizes proprietary industry and stock selection models to determine which industries and companies it believes are likely to provide superior risk adjusted returns. The Adviser also employs a proprietary company analysis framework to evaluate individual securities by examining fundamental data such as management quality, revenue and earnings growth, profitability, market share, cash flow and balance sheet strength. The Adviser seeks to manage the portfolio’s risk characteristics to be similar to those of the S&P 500 Index. The Adviser constructs the portfolio to closely resemble the S&P 500 Index with respect to factors such as market capitalization, earnings per share growth rates, return on equity, price to earnings, price to book and other commonly recognized portfolio characteristics.

The Adviser may determine to sell a security under several circumstances, including but not limited to when its target value is realized, when the company’s earnings deteriorate, when more attractive investment alternatives are identified, or when it wishes to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the U.S. Core Equity Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political and geopolitical factors, economic sanctions, adverse investor sentiment, cybersecurity events, or local, regional or global events such as natural disasters or climate events, wars, terrorism, international conflicts, epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies, which could result in losses for the Fund. Adverse market conditions may be prolonged and may not have the same impact on all types of investments.

Market Risk of Equity Securities – By investing in common stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The market may also undervalue the stocks held by the Fund. The value of your investment in the Fund will fluctuate daily based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Investment Style – The Adviser primarily uses a core equity style to select investments for the Fund and will often choose equities that it considers to be “growth at a reasonable price” (GARP). These styles may fall out of favor, may underperform other styles and may cause volatility in the Fund’s share price.

Medium-Capitalization (Mid-Cap) Companies – Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.

Large-Capitalization Companies – Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

Sector Exposure – Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus may be more susceptible to negative events affecting those sectors. For example, as of December 31, 2023, a significant portion of the Fund’s assets was invested in the information technology sector. Performance of companies in the information technology sector may be adversely affected by many factors, including, among others, the supply and demand for specific products and services, the pace of technological development and government regulation. Some significant challenges facing companies in the information technology sector include distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services, technological innovations that make existing products and services obsolete, and satisfying consumer demand.

CITY NATIONAL ROCHDALE FUNDS | PAGE 28

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goal.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual and potential conflicts of interest that could affect the Fund and its shareholders.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the U.S. Core Equity Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the U.S. Core Equity Fund’s Institutional Class shares based on a calendar year.

Best Quarter 16.24% Q2 2020	Worst Quarter -18.62% Q1 2020

This table shows the average annual total returns of each class of the U.S. Core Equity Fund for the periods ended December 31, 2023. The table also shows how the Fund’s performance compares with the returns of indices comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2023)	One Year	Five Year	Ten Year
Institutional Class
Return Before Taxes	23.39%	14.65%	11.43%
Return After Taxes on Distributions	19.95%	13.39%	10.17%
Return After Taxes on Distributions and Sale of Fund Shares	16.26%	11.71%	9.16%
Servicing Class
Return Before Taxes	23.10%	14.48%	11.19%
Class N
Return Before Taxes	22.84%	14.20%	10.91%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

CITY NATIONAL ROCHDALE FUNDS | PAGE 29

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of the Institutional Class shares does not reflect the Servicing Class shares’ expenses or the Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for the Servicing Class shares and Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

City National Rochdale, LLC

PORTFOLIO MANAGER

Thomas A. Galvin, Chief Investment Officer of the Adviser, and Amy Chen, Director and Senior Equity Analyst of the Adviser, are primarily responsible for the day-to-day management of the Fund and have served as the portfolio managers for the Fund since 2012 and 2022, respectively.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts, including separately managed accounts advised by the Adviser, maintained at City National Bank and certain retirement plan platforms. Institutional Class shares of the Fund will be available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There is no minimum for subsequent investments in Institutional Class shares. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, including separately managed accounts of the Adviser not maintained at City National Bank, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. There are no minimum purchase or minimum shareholder account balance requirements for Servicing Class or Class N shares; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the U.S. Core Equity Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The U.S. Core Equity Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the U.S. Core Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CITY NATIONAL ROCHDALE FUNDS | PAGE 30

more about the funds

For ease of reference, this Prospectus refers to certain sub-groups of the City National Rochdale Funds (the “Trust”) as follows:

●	Bond Funds – Muni High Income Fund and Fixed Income Opportunities Fund

●	Equity Funds – Equity Income Fund and U.S. Core Equity Fund

●	Funds – Government Money Fund, Bond Funds, Equity Funds

The investment goal(s) of each Fund, except for the Fixed Income Opportunities Fund and Equity Income Fund, can only be changed with shareholder approval. The investment goal(s) of each of the Fixed Income Opportunities Fund and Equity Income Fund is non-fundamental and can be changed without shareholder approval by the Funds’ Board of Trustees upon at least 60 days’ notice to shareholders. For all Funds, any policy to invest at least 80% of a Fund’s net assets in specific types of investments may be changed by the Funds’ Board of Trustees upon at least 60 days’ notice to shareholders.

If you wish to learn more about each Fund’s principal investments and other securities in which each Fund may invest, please review the SAI.

More about the Government Money Fund

MORE ABOUT THE PRINCIPAL INVESTMENT STRATEGIES

MATURITY

The Government Money Fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The Government Money Fund maintains a weighted average maturity of not more than 60 days and a weighted average life of not more than 120 days in accordance with applicable regulations. If, after purchase, the maturity on a security is extended, the Adviser or the Board of Trustees (if required by applicable regulations) will decide whether the security should be held or sold.

LIQUIDITY

The Government Money Fund must follow strict rules with respect to the liquidity of its portfolio securities, including, as applicable, daily and weekly liquidity requirements. In addition, the Government Money Fund may not purchase illiquid securities if, as a result of the acquisition, more than 5% of the Fund’s total assets would be invested in illiquid securities. Illiquid securities are those that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Securities that are deemed liquid at the time of purchase by a Fund may become illiquid following purchase.

NEGATIVE INTEREST RATE SCENARIOS

Should the Government Money Fund have a negative gross yield as the result of negative interest rates, the Fund may account for the negative gross yield by either using a floating NAV or a share cancellation mechanism that seeks to maintain a stable net asset value of the Fund by reducing the number of its shares outstanding. If the Government Money Fund converts to a floating NAV, any losses the Fund experiences due to negative interest rates will be reflected in a declining NAV per share. Under a share cancellation mechanism, shareholders in the Government Money Fund would observe a stable share price but a declining number of shares for their investment. This means that such an investor would lose money when the Government Money Fund cancels shares. In either situation, the Board will need to determine that the approach is in the best interests of the Government Money Fund and its shareholders.

More about the Bond Funds

The Adviser periodically reviews the creditworthiness of issuers held by the Bond Funds. The Adviser’s credit analysis process includes not only a review of the rating agencies’ assigned ratings but also a review of the specific factors central to those ratings assessments, as well as the factors that could cause a change in the assigned ratings. See the SAI for a discussion of fixed income ratings.

The Adviser and the applicable sub-advisers consider duration, among other factors, in selecting fixed income securities for the Bond Funds. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates.

MORE ABOUT THE MUNI HIGH INCOME FUND

The Adviser periodically reviews the creditworthiness of issuers held by the Muni High Income Fund. The Adviser’s credit analysis process includes not only a review of the rating agencies’ assigned ratings but also a review of the specific factors central to those ratings assessments, as well as the factors that could cause a change in the assigned ratings. The Adviser considers, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. See the SAI for a discussion of fixed income ratings.

The Adviser considers duration, among other factors, in selecting fixed income securities for the Muni High Income Fund. Duration is a measure used to determine the sensitivity

CITY NATIONAL ROCHDALE FUNDS | PAGE 31

of a security’s price to changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates.

The Fund primarily invests in revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (“PABs”), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans, as well as bonds that finance charter schools. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues.

MORE ABOUT THE FIXED INCOME OPPORTUNITIES FUND

The Adviser serves as the Fixed Income Opportunities Fund’s primary investment adviser and retains the authority to manage the Fund’s assets. The Adviser has, however, engaged seven sub-advisers, Alcentra Limited (“Alcentra”), Alcentra NY, LLC (“Alcentra NY”), AllFinancial Partners II, LLC (“AllFinancial”), Federated Investment Management Company (“Federated”), Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC (“Seix”), and T. Rowe Price Associates, Inc. (“T. Rowe Price,” and together with Alcentra, Alcentra NY, AllFinancial, Federated and Seix, the “Sub-Advisers”) to make day-to-day investment decisions for portions of the Fund and, in particular, to manage the Fund’s investments in high yield securities, bank loans, CLOs, private loans, royalties, life insurance policies and related instruments. The Adviser is responsible for overseeing and monitoring the Sub-Advisers.

The investment selection process followed by each of Alcentra, Alcentra NY, Federated, Seix and T. Rowe Price, and information regarding AllFinancial’s role with respect to the Fixed Income Opportunities Fund’s investments in Policies, is summarized below.

The Fund may hold low or non-dividend paying stocks from time to time, including as a result of a restructuring of a debt instrument held by the Fund.

THE ALCENTRA INVESTMENT SELECTION PROCESS

Alcentra is primarily responsible for the Fixed Income Opportunities Fund’s investments in European non-investment grade bank loans. Alcentra seeks to identify investment opportunities that combine an attractive current return with a strong probability of ultimate return of capital.

Alcentra employs a rigorous process for reviewing and analyzing potential investment opportunities, drawing on external, independent due diligence material as well as the work and experience of Alcentra analysts in the relevant industry sector. The key components of the investment process are sourcing, due diligence, suitability assessment, on-going monitoring, and portfolio management. The process involves a detailed review of a company’s industry position, cash flow consistency and sustainability, liquidity, capital structure, leverage, and management capabilities, followed by an in-depth review of structure and documentation including collateral pledge and security agreements. Following the completion of the due diligence process, the potential investment is submitted to Alcentra’s Investment Committee for final approval.

THE ALCENTRA NY AND ALCENTRA LIMITED INVESTMENT SELECTION PROCESS

Together with Alcentra Limited, Alcentra NY (together, “Alcentra Group”) is responsible for the Fixed Income Opportunities Fund’s investments in U.S. and European CLO rated debt. Alcentra Group seeks to generate attractive risk-adjusted returns by investing predominantly in what Alcentra Group believes to be undervalued tranches of U.S. and European CLOs.

Alcentra Group’s CLO investment philosophy is based on a credit focused, bottom-up approach. The key components of the investment process are sourcing, fundamental analysis, team discussion and investment decision, execution and trading, and monitoring. The investment process is underpinned by detailed fundamental credit analysis. The four underlying elements of this fundamental analysis are: 1) collateral analysis; 2) liability analytics; 3) cash flow analytics, and 4) documentation review. During its analysis, Alcentra Group focuses on several areas including default and downgrade rates, yield, price, potential investment return, and the weighted average life of the investment. When analyzing the value and suitability of CLO tranches Alcentra Group also considers the collateral composition, subordination levels and cash flows, and reviews underlying collateral for downgrade and default risk of individual assets, recovery rate expectations, the amount of second lien and mezzanine exposure in the portfolio, the pricing of the underlying assets, distressed assets within the pool and pre-payment rates. The suitability of an investment is a consensus-driven process; however, the ultimate buy/sell decisions are made by the portfolio managers.

THE FEDERATED INVESTMENT SELECTION PROCESS

Federated is primarily responsible for the Fixed Income Opportunities Fund’s investments in high yield securities. In making investment decisions with respect to high yield securities, Federated selects securities it believes have attractive risk-return characteristics. Federated typically analyzes the issuer’s financial condition, business and product strength, competitive position and management expertise in an effort to seek to identify issuers with the ability to meet their obligations and the potential to improve their overall financial health. Federated strives to adhere to a strong sell discipline and generally effects a sale if it believes a security’s future total return has become less attractive relative to other securities, the company begins to perform poorly, the industry outlook changes, or any other event occurs that changes Federated’s investment conclusion.

CITY NATIONAL ROCHDALE FUNDS | PAGE 32

As part of analysis inherent in its security selection process, among other factors, Federated also evaluates whether environmental, social and governance factors could have positive or negative impact on the risk profiles of many issuers in the universe of securities in which the Fund may invest.

Federated may also consider information derived from active engagements conducted by its in-house stewardship team with certain issuers or guarantors on environmental, social and governance topics. This qualitative analysis does not automatically result in including or excluding specific securities but may be used by Federated as an additional in its primary analysis.

THE SEIX INVESTMENT SELECTION PROCESS

Seix is primarily responsible for the Fixed Income Opportunities Fund’s investments in high yield bonds and bank loans. In deciding which instruments to buy or sell, Seix typically emphasizes debt instruments that are in the higher rated segment of the high yield market — i.e., BB & B rated credits (rated either BB or B by Standard & Poor’s Rating Services or Ba or b by Moody’s Investors Service or securities deemed of comparable quality by Seix). Seix uses an investment approach that employs a targeted universe, in-depth company research, active but constrained industry weightings, and what it believes to be optimal security structures.

Security selection is the key component of this process. Seix undertakes rigorous credit research and analysis in an effort to identify value opportunities, and Seix analysts and portfolio managers continuously monitor individual issuers as well as the industries in which the Fund may invest.

THE T. ROWE PRICE INVESTMENT SELECTION PROCESS

T. Rowe Price is responsible for a portion of the Fixed Income Opportunities Fund’s investments in high yield emerging market securities. T. Rowe Price focuses its investments on bonds issued by corporate issuers that are located or listed in, or conduct the predominant part of their business activities in, the emerging market countries of Latin America, Asia, Europe, Africa, and the Middle East. Security selection relies heavily on research, which analyzes political and economic trends as well as the creditworthiness of particular issuers. This in-depth analysis seeks to identify shifts in country fundamentals, and considers the risk adjusted attractiveness of various emerging market countries.

THE FUND’S INVESTMENTS IN POLICIES

The Fund has retained AllFinancial to provide certain non-discretionary advisory, administrative and oversight services with respect to the Fixed Income Opportunities Fund’s investments in Policies. The Fund may invest in Policies directly or through the Irish Company. The Irish Company is advised by the Adviser. The Fund complies with the provisions of the 1940 Act, including those relating to investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the Irish Company, and the Irish Company complies with the provisions relating to affiliated transactions and custody (Section 17). The investment restrictions of the Fund and the Irish Company, as disclosed in the Fund’s principal investment strategies and risks, are considered in the aggregate. The investment advisory agreement with the Irish Company complies with Section 15 of the 1940 Act as if the investment adviser to the Irish Company were the investment adviser to the Fund.

The Policies may include whole, universal, variable universal, term and survivorship Policies. The Fund will not invest in Policies resulting from stranger-originated life insurance (STOLI) transactions (transactions in which an investor induces a senior citizen to take out a life insurance policy, not for the purpose of protecting his or her family, but for the purpose of transferring the policy to the investor for a financial benefit). The Fund’s investments in Policies consist primarily of Policies issued by insurance companies rated B+ or better for financial stability by AMBEST and/or BB+ or better by Standard & Poor’s (or a rating of similar quality or better by a different nationally recognized statistical ratings organization). Before the Fund invests in any Policy, AllFinancial performs a due diligence review of the insured owner of the Policy and recommends to the Adviser that the Fund invest in the Policy. AllFinancial generally expects to recommend only Policies issued by U.S. life insurance companies and for which the insured is over the age of 65. The Fund will not purchase Policies directly from insureds. The Fund will not invest in Policies covering an insured who has a terminal illness and is expected to die within two years. The life expectancies of the insureds covered by the Policies held by the Fund are expected to range from one to eleven years and the weighted average life expectancy of the insureds is not expected to exceed five years. The Fund is required to make ongoing premium payments for Policies in which it invests and may set aside a portion of its net assets to be used to make future policy premium payments.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

CITY NATIONAL ROCHDALE FUNDS | PAGE 33

more about the funds’ risks

PRINCIPAL RISKS OF THE FUNDS

Set forth below is more information about certain of the principal risks that apply to the Funds:

Bank Loans (Fixed Income Opportunities Fund) – Fixed income assets, including bank loans, pay fixed, variable or floating rates of interest. The value of such assets will change in response to fluctuations in market spreads and interest rates. In particular, a decline in the level of the Secured Overnight Financing Rate (“SOFR”) or any other applicable floating rate index could reduce the interest payments that the Fund receives with respect to such investments. In addition, the value of certain fixed-income assets can decrease in response to changes or perceptions of changes in issuers’ creditworthiness, foreign exchange rates, political stability or soundness of economic policies, among other considerations.

The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result of these limitations, bank loans may have relatively less liquidity than other types of fixed income assets, and the Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments. The lack of an active trading market may also make it more difficult to value floating rate loans.

Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle, which may result in the Fund not receiving proceeds from the sale of a loan for an extended period. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet shareholder redemptions in a timely manner.

Closed-End Funds (Fixed Income Opportunities Fund) – Unlike conventional mutual funds which continually offer new shares for sale to the investing public, CEFs are exchange-traded and issue only a limited number of shares. CEFs may trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. In addition, CEFs may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, CEFs are allowed to invest in a greater amount of illiquid securities than mutual funds, and CEFs may employ leverage to a greater extent than mutual funds. Investing in CEFs involves duplication of advisory fees and certain other expenses, and the Fund will pay brokerage commissions in connection with the purchase and sale of shares of CEFs. Further, the Fund is subject to the effects of the business and regulatory developments that affect CEFs and the investment company industry generally.

Collateralized Loan Obligations (Fixed Income Opportunities Fund) – CLO securities are subject to credit, liquidity, prepayment and interest rate risks. Adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the related issuer or obligor to make payments of principal or interest. Such investments may be speculative. In addition, as a holder of CLO securities, the Fund will have limited remedies available upon the default of the CLO. CLOs may invest in concentrated portfolios of assets. The concentration of an underlying portfolio in any one obligor or industry would subject the related CLO securities to a greater degree of risk with respect to defaults by such obligor or to economic downturns relating to such industry.

CLO securities may be illiquid and dealer marks may not represent prices where assets can actually be purchased or sold in the market from time to time. Accordingly, the mark-to-market value of CLOs may be volatile. The value of the CLO securities owned by the Fund generally will fluctuate with, among other things, the financial condition of the obligors or issuers of the underlying portfolio of assets of the related CLO (“CLO Collateral”), general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates. Holders of CLO securities must rely solely on distributions on the CLO Collateral or proceeds thereof for payment. If distributions on the CLO Collateral are insufficient to make payments on the CLO securities, no other assets will be available for payment of the deficiency and following realization of the CLO securities, the obligations of such issuer to pay such deficiency generally will be extinguished.

Issuers of CLO securities may acquire interests in loans and other debt obligations by way of sale, assignment or participation. The purchaser of an assignment typically becomes a lender under the credit agreement with respect to the loan or debt obligation; however, its rights can be more restricted than those of the assigning institution. In purchasing participations, an issuer of CLO securities will usually have a contractual relationship only with the selling institution, and not the borrower. The CLO generally will have neither the right to directly enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, nor have the right to object to certain changes to the loan agreement agreed to by the selling institution. The CLO may not directly benefit from the collateral supporting the related loan and may be subject to any rights of set-off the borrower has against the selling institution. In addition, in the event of the insolvency of the selling institution, the CLO may be treated as a general creditor of such selling institution. Consequently, the CLO may be subject to the credit risk of the selling institution as well as of the borrower.

Conflicts of Interest (All Funds) – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than those related to managing the Funds. The broad range of

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activities and interests of the Adviser and its affiliates gives rise to actual and potential conflicts of interest that could affect the Funds and their shareholders.

Certain actual and potential conflicts are described below. Other conflicts may arise from time to time.

The Adviser and the Funds have adopted practices, policies and procedures that are intended to identify, manage and, when possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures may limit or restrict the Funds’ investment activities and adversely affect their performance.

The Adviser and its affiliates manage other funds and accounts that have investment goals similar to those of the Funds and/or engage in transactions in the same types of securities and instruments as the Funds. This creates potential conflicts and could affect the prices and availability of the securities and instruments in which a Fund seeks to invest, and could have an adverse impact on the Fund’s performance. These other funds and accounts may buy or sell positions while a Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. A position taken by the Adviser or its affiliates, on behalf of one or more other funds or accounts, may be contrary to a position taken on behalf of a Fund or may be adverse to a company or issuer in which the Fund has invested. The results of the investment activities of a Fund may differ significantly from the results achieved for other funds or accounts.

A significant percentage of a Fund’s shares may be owned or controlled by the Adviser, its affiliates and/or other accounts advised by the Adviser. Accordingly, a Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect a Fund’s net asset value, performance and ability to meet shareholder redemption requests and could cause a Fund to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in a Fund’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Fund’s expense ratio. The Adviser, in advising other accounts, is subject to potential conflicts of interest in selecting shares of Funds for redemption and in deciding whether and when to redeem such shares. Further, in most cases, the Adviser has proxy voting discretion with respect to Fund shares held in other accounts it advises. The Adviser faces conflicts of interest in voting proxies on behalf of such other accounts, and has adopted policies and procedures designed to mitigate those conflicts.

The Adviser may have a financial incentive to implement or not implement certain changes to the Funds. For example, the Adviser may, from time to time, recommend a change in sub-adviser. The Adviser may benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee.

The Adviser, its affiliates and other financial service providers have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds. The Adviser and/or its affiliates make revenue sharing payments to brokers and other financial intermediaries to promote the distribution of the Funds. The Adviser and its affiliates will benefit from increased assets under management.

The Adviser has been designated as the Funds’ valuation designee (the “Valuation Designee”) with responsibility for fair valuation subject to oversight by the Funds’ Board of Trustees. The Adviser’s service as Valuation Designee is expressly permitted by applicable regulations. The Adviser performs such valuation services in accordance with joint valuation policies and procedures of the funds and the Adviser. The Adviser may value an identical asset differently than an affiliate. This is particularly the case in respect of difficult-to-value assets. The Adviser faces a conflict with respect to valuations generally because of their effect on the Adviser’s fees and other compensation. Valuation decisions by the Adviser may also result in improved performance of the Funds.

The Adviser and/or its affiliates have existing and may have other future business dealings or arrangements with current or proposed sub-advisers, or other fund service providers (or their affiliates) recommended by the Adviser. Such other business dealings or arrangements present conflicts of interest. For example, the Adviser may have an incentive to hire as a sub-adviser or other service provider an entity with which the Adviser or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements, and the Adviser may have a disincentive to recommend the termination of such a sub-adviser or service provider.

The range of activities, services and interests of a sub-adviser may give rise to actual and/or potential conflicts of interest that could disadvantage a Fund and its shareholders. Such conflicts of interest are in some cases similar to and in other cases different from or supplement those described above relating to the Adviser and its affiliates. For example, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients which gives rise to actual or potential conflicts of interest. A Sub-Adviser and/or its respective affiliates also may derive ancillary benefits from providing investment sub-advisory services to a fund.

A further discussion of conflicts of interest appears in the SAI. These discussions are not, and are not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise.

Credit (Government Money Fund) – The Government Money Fund invests exclusively in securities that are rated, when the Fund buys them, in the highest short-term rating category, or if unrated, are of comparable quality in the Adviser’s opinion. However, it is possible that some issuers or other obligors will be unable or unwilling to make the required payments on securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other

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obligors. If an obligor for a security held by the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded (which could happen rapidly), or the credit quality or value of any underlying assets declines, and the value of your investment in the Fund could decline significantly, particularly in certain market environments. If the Fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the Fund will be subject to the credit risk presented by the counterparty.

Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the Fund may obtain a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or assets that it could not otherwise purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the Fund may incur expenses and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty. Any of these events may cause you to lose money.

If, after purchase, the credit rating on a security is downgraded by one or more rating agencies or the credit quality deteriorates, the Adviser or the Board of Trustees (where required by applicable regulations) will decide whether the security should be held or sold.

Credit Enhancement (Muni High Income Fund) – The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

Cybersecurity Risk (All Funds) – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Funds, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset values, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Defensive Investments (All Funds) – The securities in which each Fund invests, and the strategies described in this Prospectus, are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, a Fund may invest up to 100% of its assets in cash or cash equivalents, which would not ordinarily be consistent with the Fund’s investment goals. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions.

Emerging Market Securities (Fixed Income Opportunities Fund) – Investments in emerging market countries are subject to all of the risks of foreign investing generally and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks may include:

●	Less social, political and economic stability;

●	Smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;

●	Unpredictable changes in national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;

●	Less transparent and established taxation policies;

●	Less developed regulatory or legal structures governing private and foreign investments, and limited rights and legal remedies available to foreign investors;

●	Less familiarity with a capital market structure or market-oriented economy;

●	Risk of market manipulation, corruption, and fraud;

●	Less publicly available information about issuers in emerging markets than is available about issuers in more developed capital markets;

●

Inadequate, limited and untimely financial reporting, as issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject (e.g., the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, may be unable to inspect audit work and practices in certain countries);

●	Less financial sophistication, creditworthiness, and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;

●	Insolvency of local banking systems due to concentrated debtor risk, imprudent lending, the effect of inefficiency and fraud in bank transfers and other systemic risks;

●	Less developed local banking infrastructure and limited reliable access to capital;

●	Risk of government seizure of assets;

●	Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States;

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●	Greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;

●	Higher rates of inflation and more rapid and extreme fluctuations in inflation rates;

●	Greater sensitivity to interest rate changes;

●	Increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;

●	Greater debt burdens relative to the size of the economy;

●	More delays in settling portfolio transactions and heightened risk of loss from shareholder registration and custody practices;

●	Less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries; and

●

Trade embargoes, sanctions and other restrictions may, from time to time, be imposed by international bodies (for example, the United Nations) or sovereign states (for example, the United States) or their agencies on investments held or to be held by the Fund resulting in an investment or cash flows relating to an investment being frozen or otherwise suspended or restricted.

There may be restrictions on imports from certain countries, such as Russia, and dealings with certain state-sponsored entities. For example, following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States signed an Executive Order in June 2021 affirming and expanding U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser or a sub-adviser otherwise believes is attractive, the Fund may incur losses. Any of the above factors may adversely affect the Fund’s performance or the Fund’s ability to pursue its investment goal(s).

ETFs (Fixed Income Opportunities Fund) – Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. Investments in ETFs are subject to market risk and liquidity risk. In addition, an ETF may not replicate exactly the performance of the benchmark index or indices it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index or indices with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. Further, the Fund is subject to the effects of the business and regulatory developments that affect ETFs and the investment company industry generally.

Extension (Fixed Income Opportunities Fund) – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed, asset-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities. Extending the average life of a mortgage-backed or other pass-through security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed, asset-backed and other pass-through securities may be less effective than other types of U.S. Government securities as a means of “locking in” interest rates.

Financial Services Firms (Fixed Income Opportunities Fund) – Financial institutions are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial institutions. Financial services firms, like banks, depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance lending and other operations. As a result, these firms generally are sensitive to changes in money market and general economic conditions. For instance, when a bank’s borrowers experience financial difficulties, their failure to repay the bank will adversely affect the bank’s financial situation. Financial services firms are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

Foreign Currency Risk (Fixed Income Opportunities Fund) – The Fund’s direct or indirect investments in securities denominated in foreign currencies are subject to currency risk, which means

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that the value of those securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. The Fund may invest in foreign currencies to hedge against the risks of variation in currency exchange rates relative to the U.S. dollar. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the ability of the Adviser to predict movements in exchange rates. The Fund may be unable or may choose not to hedge its foreign currency exposure. Some countries in which the Fund may directly or indirectly invest may have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments.

Foreign Securities (Fixed Income Opportunities Fund) – Investments in securities of foreign issuers tend to be more volatile than domestic securities and are subject to risks that are not typically associated with domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, unfavorable political and economic developments, the seizure or nationalization of companies, and the imposition of sanctions, withholding taxes on income, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. Some risks of investing in securities of foreign companies include: (1) unfavorable changes in currency exchange rates, (2) economic and political instability, (3) less publicly available information, (4) less strict auditing and financial reporting requirements, (5) less governmental supervision and regulation of securities markets, (6) higher transaction costs, and (7) greater possibility of not being able to sell securities on a timely basis. Foreign securities may also be less liquid and more difficult to value than domestic securities.

Frontier Market Securities (Fixed Income Opportunities Fund) – Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. These countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. These factors make investing in frontier market countries significantly riskier than in other countries.

Governments of many frontier market countries in which the Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also may be adversely affected by the economic and political conditions in the countries with which they trade.

There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly.

Government-Sponsored Entities (Government Money Fund) – The Fund may invest in securities issued by government-sponsored entities consisting principally of Fannie Mae, FHLB, Freddie Mac and Ginnie Mae, which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. Fannie Mae guarantees full and timely payment of all interest and principal of its pass-through securities, and Freddie Mac guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB securities are not backed by the U.S. Government. The principal and interest on Ginnie Mae pass-through securities are guaranteed by Ginnie Mae and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

High Yield (“Junk”) Bonds (Muni High Income Fund and Fixed Income Opportunities Fund) – High yield bonds involve greater risks of default or downgrade, are more volatile than investment grade securities and are considered speculative by the major credit rating agencies. High yield bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest payments. High yield bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security, and could result in losses for the Fund. High yield

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bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions. The Muni High Income Fund and Fixed Income Opportunities Fund may invest in unrated securities. There is no lower limit on the ratings of high yield securities that may be purchased or held by an underlying fund. Lower rated securities and unrated equivalents are speculative and may be in default.

Interest Rates (Government Money Fund) – The Government Money Fund’s yield is affected by short-term interest rate changes. When rates decline, the Government Money Fund’s yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Government Money Fund’s yield will typically rise, but not as quickly as market rates. The Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price. In addition, during periods when interest rates are low or there are negative interest rates, the Fund’s yield also may be low or the Fund may be unable to maintain a positive yield or a stable net asset value of $1.00 per share. From time to time, the Adviser and its affiliates may reimburse or otherwise reduce the Fund’s expenses or may waive a portion of its management fee in an effort to maintain a positive yield and a net asset value of $1.00 per share, but there can be no guarantee that such efforts will be successful. Any such expense reimbursements, reductions or waivers are voluntary and temporary and may be terminated by the Adviser or its affiliates at any time without notice. The recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the Fund’s yield. Under these new regulations, the Fund may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and the Fund may have a lower yield than money market funds with a different shareholder base. In addition, future regulations may also have a negative effect on the Fund’s yield.

Interest and Credit Risk (Bond Funds) – The value of fixed income securities will fall if interest rates rise. Fixed income securities with longer maturities generally entail greater interest rate risk than those with shorter maturities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring a Fund to replace a particular loan with another, lower-yield security. The senior loans in which a Fund invests have floating or adjustable interest rates. For this reason, the values of senior loans may fluctuate less than the value of fixed-rate debt securities. However, the interest rate of some senior loans adjust only periodically. Between the times that interest rates on senior loans adjust, the interest rates on those senior loans may not correlate to prevailing interest rates. This will affect the value of the loans and may cause the net asset values of a Fund’s shares to fluctuate. Recent and potential future changes in monetary and government policy made by central banks and governments are likely to impact the level of interest rates.

In addition to interest rate risk, changes in the creditworthiness of an issuer of fixed income securities and the market’s perception of that issuer’s ability to repay principal and interest when due can also affect the value of fixed income securities held by a Fund. Changes in actual or perceived creditworthiness may occur quickly. Credit risk relates to the ability of the borrower that has entered into a senior loan or the issuer of a debt security to make interest and principal payments on the loan or security as they become due. If the borrower or issuer fails to meet its obligations (e.g., to pay principal and interest when due) the net asset value of a Fund’s shares might be reduced. A downgrade in an issuer’s credit rating or other adverse news about an issuer can reduce the value of that issuer’s securities. A Fund’s investments in senior loans and other debt securities, particularly those below investment grade, are subject to risks of default. Where instruments held by a Fund are collateralized, the underlying lenders may have difficulty liquidating the collateral or enforcing their rights under the terms of the loan agreement and related documents if a borrower defaults or collateral may be insufficient or set aside by a court. The Funds are also exposed to credit risk to the extent they use over-the-counter derivatives (such as swaps) or they engage to a significant extent in the lending of Fund securities or the use of repurchase agreements.

Investment through Irish Company (Fixed Income Opportunities Fund) – The Fund may invest in Policies by investing in the Irish Company, which is a company organized under the laws of Ireland. The Irish Company is not an investment company registered under the 1940 Act and, unless otherwise noted in this Prospectus and the SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or Ireland could affect the ability of the Fund and/or the Irish Company to operate as described in this Prospectus and the SAI and could negatively affect the Fund and its shareholders. The Irish Company (unlike the Fund) may invest an unlimited portion of its net assets in Policies. However, the Irish Company otherwise is subject to the Fund’s investment restrictions and other policies. The Irish Company also may invest in other instruments, including fixed income securities, cash and cash equivalents and U.S. Government securities. To the extent that the Fund invests in the Irish Company, it will be indirectly exposed to the risks associated with the Irish Company’s investments, which are discussed elsewhere in this Prospectus and the SAI.

Investment Style (U.S. Core Equity Fund) – A core equity style is primarily used to select investments for the U.S. Core Equity Fund. This style may fall out of favor, may underperform other styles and may increase the volatility of the Fund’s share price.

Issuer Risk (Fixed Income Opportunities Fund) – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time. The Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer. Additionally, the value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods or services, the historical and prospective earnings of the issuer, major litigation

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or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, or the value of the issuer’s assets. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Large-Capitalization Companies (Equity Funds) – Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

LIBOR Risk (Fixed Income Opportunities Fund) – LIBOR was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified SOFR as the preferred alternative rate to LIBOR. SOFR is a relatively new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. There remains uncertainty surrounding the nature of any replacement rates.

The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR; (ii) a reduction in the value of certain instruments or contracts held by the Fund; (iii) reduced effectiveness of related Fund transactions, such as hedging; (iv) additional tax, accounting and regulatory risks; or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments or contracts using an alternative rate will have the same volume or liquidity.

Life Insurance Policies (Fixed Income Opportunities Fund) – The Fund or Irish Company may invest in beneficial interests in Policies. The Policy owner transfers his or her Policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The ultimate purchaser of the Policy (in this case, the Fund or Irish Company) is responsible for premiums payable on the Policy and is entitled to receive the full face value from the insurance company upon the death of the insured. If the Fund or Irish Company is unable to make premium payments on a Policy due to liquidity issues or for any other reason, the Policy will lapse and the Fund will lose its investment in the Policy.

There is currently no established secondary market for Policies, and the Policies are not considered liquid investments by the Fund. If the Fund or Irish Company must sell Policies to meet redemption requests or other cash needs, the Fund or Irish Company may be forced to sell at a substantial loss or may not be able to sell at all. In addition, market quotations are not be readily available for the Policies in which the Fund or Irish Company invests and the Policies are priced using fair value procedures approved by the Trust’s Board. Many factors may influence the price at which the Fund could sell a Policy and the sales price the Fund could receive for a Policy may differ from the Adviser’s fair valuation of the Policy. Valuing assets using fair value methodologies involves greater reliance on judgment than valuing assets based on market quotations. Among other things, incomplete or inaccurate information regarding an insured can cause the Fund to hold a Policy at a different carrying value than would have been the case had the information been known to the Adviser. Privacy laws may also limit the information available about insureds. The Fund obtains life expectancy information from third-party life expectancy evaluation firms; however, the life expectancies are only estimates based upon available medical and actuarial data, and no one can predict with certainty when a particular insured will die. The longer the insured lives, the lower the Fund’s rate of return on the related Policy will be. Unanticipated delays in the collection of a substantial number of Policies caused by underestimating an insured’s life expectancy could have a material adverse effect on the Fund.

An insurer may be unable or refuse to pay benefits on a Policy. Although the Fund and Irish Company intend to only purchase Policies for which the applicable contestability period has expired, it is possible that a Policy may be subject to contest by the issuing life insurance company or the insured’s heirs. A Policy is a liability of the issuing life insurance company, and if the life insurance company goes out of business, sufficient funds may not be available to pay that liability. Credit ratings of insurance companies are not a guarantee of quality or a warranty, nor are they a recommendation by the rating agency to buy, sell or hold any financial obligations of such companies.

While the market for Policies has experienced substantial growth, there can be no certainty that this market will remain active and a decrease in the market may result in difficulty purchasing or selling Policies at desired prices and in desired quantities. The market for Policies may also be subject to new government regulation that may impact the Fund’s and the Irish Company’s ability to purchase or sell Policies.

Liquidity (Muni High Income Fund and Fixed Income Opportunities Fund) – A Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If a Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, can deteriorate rapidly, particularly

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during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses. In addition, securities sold by a Fund may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations, including obligations to redeeming shareholders.

Some senior loans are not as easily purchased or sold as publicly-traded securities due to restrictions on transfers in loan agreements and the nature of the private syndication of senior loans. As a result, some senior loans may be illiquid, which means that a Fund’s ability to sell such instruments at an acceptable price may be limited when it wants to do so in order to generate cash or to try to avoid or limit losses. Highly leveraged senior loans (or senior loans in default) also may be less liquid than other senior loans. If a Fund voluntarily or involuntarily sold those types of senior loans, it might not receive the full value it expected.

There is currently no established secondary market for the Policies in which the Fixed Income Opportunities Fund invests, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Although most of the Muni High Income Fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Muni High Income Fund holds illiquid investments, its portfolio may be hard to value, especially in changing markets. If the Muni High Income Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Muni High Income Fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent the Muni High Income Fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

Management (All Funds) – A Fund’s performance depends on the Adviser’s (and sub-adviser’s, as applicable) skill in making appropriate investments. The Fund is also subject to the risk that the methods and analyses, including models, tools and data, employed by the Adviser or sub-adviser in this process may be flawed or incorrect and may not work as intended or produce the desired results. As a result, the Fund could lose value or it may underperform markets in which it invests or similar funds.

Market Risk (All Funds) – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political and geopolitical factors, economic sanctions, adverse investor sentiment, cybersecurity events, or local, regional or global events such as natural disasters or climate events, wars, terrorism, international conflicts, epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The value of a Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Adverse market conditions may be prolonged and may not have the same impact on all types of investments. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Raising the ceiling on U.S. Government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere, the Funds’ investments and, in the case of the Government Money Fund, its ability to maintain a $1.00 per share price.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, geopolitical, and global macro factors. The COVID-19 pandemic, Russia’s invasion of Ukraine, and higher inflation have resulted in extreme volatility in the financial markets, economic downturns around the world, and severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of certain instruments. These events caused significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events; and widespread uncertainty regarding the long-term effects of such events.

In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. Government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

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Any of the events described above could adversely affect the value and liquidity of a Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

Market Risk of Equity Securities (Fixed Income Opportunities Fund and Equity Funds) – By investing directly or indirectly in stocks, a Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein). Each Fund is also subject to the risk that its principal equity market segment may underperform other equity market segments or the market as a whole.

Market Risk of Fixed Income Securities (Government Money Fund and Bond Funds) – By investing directly or indirectly in fixed income securities, a Fund may expose you to declines in a holding’s value. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring a Fund to replace a particular loan or bond with another, lower-yield security.

Municipal Securities (Muni High Income Fund) – U.S. state and local governments issuing municipal securities held by the Fund rely on revenues including taxes and revenues from public and private projects to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations.

No Guarantees (Government Money Fund) – An investment in the Government Money Fund is not a bank account, is not a deposit in a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Although the Government Money Fund seeks to preserve the value of your investment at an NAV of $1.00, it is possible to lose money by investing in the Government Money Fund. Additionally, you should be aware that a very small number of money market funds in other fund complexes have in the past “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should be aware that the Adviser and its affiliates are under no obligation to reimburse the Fund for losses, provide financial support to the Fund, or take other measures to ensure that you receive $1.00 per share for your investment in the Fund. You should not invest in the Fund with the expectation that any such action will be taken at any time, including during periods of market stress. You should also be aware that the Adviser and its affiliates have from time to time voluntarily waived, and as of the date of this Prospectus are continuing to waive, fees in order to support the Government Money Fund’s yields, but are under no obligation to continue to do so, and may terminate any such waivers at any time.

Portfolio Turnover (Fixed Income Opportunities Fund) – The Fund will sell a security when its portfolio managers believe it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund’s annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, the Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of the Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect the Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high.

Prepayments (Muni High Income Fund and Fixed Income Opportunities Fund) – The principal of the loans underlying mortgage-backed, asset-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may

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decline, with the effect that the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

Private Activity Bonds (Muni High Income Fund) – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Privately Placed and Restricted Securities Risk (Muni High Income Fund and Fixed Income Opportunities Fund) – Privately placed and restricted securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act, may be considered illiquid. Privately placed and restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market conditions or in the event of adverse changes in the financial condition of the issuer, a Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. The absence of an active trading market, as well as the lack of publicly available information regarding such securities, may also make it difficult to determine the fair value of the securities for purposes of computing the Fund’s net asset value. There can be no assurance that such a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result. In addition, when registration of a security is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time the Fund desires to sell (and therefore decides to seek registration of) the security, and the time the Fund may be permitted to sell the security under an effective registration statement.

Rating Agencies (Bond Funds) – Credit ratings are issued by rating agencies, which are private entities that provide ratings of the credit quality of debt obligations. A credit rating is not an absolute standard of quality, but rather a general indication that reflects only the view of the originating rating agency from which an explanation of the significance of its ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the liquidity or market price of the securities in which a Fund invests. Many credit rating agencies, including the largest agencies, are often compensated by the issuers of the securities they rate. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating, as the credit rating agency may be influenced to determine a more favorable rating than warranted to retain the issuer as a client and to obtain new issuer clients.

Real Estate Investment Trust (“REIT”) Risk (Equity Income Fund) – Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs are subject to legislative or regulatory changes, adverse market conditions and increased competition. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Qualification as a REIT under the Code in any particular year involves a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be treated as REITs for U.S. federal income tax purposes will qualify for such treatment. If an entity that intends to qualify as a REIT were to fail to qualify, it would be subject to a corporate level tax, it would not be entitled to a deduction for dividends paid to its shareholders and any distributions by the entity of long-term capital gains would not be treated as long-term capital gains by the entity’s shareholders. If the Fund were to invest in such an entity, the entity’s failure to qualify could drastically reduce the Fund’s yield on that investment.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. The Fund’s investments in REITs

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may include an additional risk to shareholders in that some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero, which will increase the gain or decrease the loss recognized by the Fund on a disposition of the REIT investment. To the extent return-of-capital distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain in an amount equal to that excess.

Redemptions (All Funds) – Each Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could cause the remaining shareholders in the Fund to lose money. Further, if one decision maker has control of Fund shares owned by separate Fund shareholders, the decision maker may cause redemptions by those shareholders, which may further increase the Fund’s redemption risk. In addition, the Fund may suspend redemptions when permitted by applicable regulations. If the Government Money Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the Fund’s ability to maintain a stable $1.00 share price may be affected.

Reinsurance Investments (Fixed Income Opportunities Fund) – The return on reinsurance investments is contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. There is inherent uncertainty as to whether, when or where natural events will occur. If a trigger event involves losses or other metrics exceeding a specific magnitude specified in the relevant reinsurance instrument, the fund may lose a portion or all of its investment. The reinsurance market is highly cyclical, with coverage being written at the beginning of the year and midyear for coverage for the following 12 months. The pricing of reinsurance is also highly cyclical as premiums for reinsurance coverage are driven, in large part, by insurers’ recent loss experience. The fund’s reinsurance investments are expected to be illiquid. Certain reinsurance investments may be difficult to value.

ILWs are exposed to catastrophic risks that can lead to binary performance of individual transactions. The probability of the occurrence of events that trigger payouts with respect to ILWs may be difficult to predict. The performance of ILWs depends on determination of industry losses by a recognized third-party assessor. This dependency may cause substantial delays in either releasing the ILW collateral and premium funds to the Fund or paying it to the reinsured party, because the third-party assessor may require time to issue its findings of industry losses. Such delays are typically between one to six months but, in unusual circumstances, may extend up to 36 months. Contracts for ILWs typically contain clauses that allow collateral release upon review of certain loss thresholds relative to certain time intervals—the “loss development period.” The Adviser anticipates that the majority of the ILWs in which the Fund will have exposure will be structured so as to release collateral either at the defined date of estimation, assuming no losses or within a 24-month loss development period. The Adviser will seek to gain exposure to ILW commitments structured to limit any conditional lock-up period to the extent commercially reasonable, but there can be no assurance such conditional lock-up period will coincide with the intended duration of the Fund’s investment. It is not expected that any delay will have a material impact on the Fund’s ability to make required distributions in order to qualify as a regulated investment company.

Catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of a catastrophe bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the Fund may lose a portion or all of its accrued interest and/or principal invested in such security. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high degree of risk of loss and carry risk similar to “high yield” or “junk” bonds. The rating of a catastrophe bond, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Fund. In addition to the specified trigger events, catastrophe bonds may expose the Fund to certain non-principal risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Repurchase Agreements (Government Money Fund) – The Fund invests in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor.

Sector Exposure (Equity Funds) – Each Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent a Fund’s assets are invested in a sector of the economy, the Fund will be subject to market and economic factors affecting companies in that sector.

Small- and Medium-Capitalization (Mid-Cap) Companies (Equity Funds) – Investing in securities of small- and mid-capitalization companies involves greater risk than investing in larger companies, because smaller companies may be subject to more abrupt or erratic share price changes than larger companies.

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Smaller companies typically have more limited product lines, markets, or financial resources than larger companies, and their management may be dependent on a limited number of key individuals. Small companies may have limited market liquidity, and their prices may be more volatile. These risks are greater when investing in the securities of newer small companies. As a result, small company stocks, and therefore a Fund, may fluctuate significantly more in value than will larger company stocks and mutual funds that focus on them.

Sub-Adviser Allocation (Fixed Income Opportunities Fund) – The Adviser divides the Fund’s investment portfolio into various “sleeves,” each of which is managed by one of the Fund’s sub-advisers. From time to time, the Adviser adjusts the size of these sleeves based on a variety of factors, including the sleeves’ relative performance. Accordingly, the Fund’s performance is affected by the Adviser’s decisions concerning how much of the Fund’s portfolio it allocates for management by each of the Fund’s sub-advisers or to retain for management by the Adviser.

Tax Matters (Fixed Income Opportunities Fund) – To qualify for treatment as a RIC under the Code, the Fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. If the Fund were to fail to meet any of these requirements, the Fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at the regular corporate rate (without any deduction for distributions to shareholders). When distributed, that income would generally be taxable to shareholders as ordinary dividend income to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC, shareholders of the Fund could realize significantly diminished returns from their investments in the Fund. In the alternative, the Fund might be able to preserve its RIC qualification under those circumstances by meeting certain conditions, which might subject the Fund to certain additional taxes. The remaining disclosure in this “Tax Matters” section relates only to the Fixed Income Opportunities Fund.

Any income the Fund derives from direct investments in Policies may be considered non-qualifying income and must be limited, along with any other non-qualifying income the Fund directly earns, to a maximum of 10% of the Fund’s gross income in any fiscal year. In addition, the Fund may invest in Policies through the Irish Company. The Irish Company is a CFC for U.S. federal income tax purposes. Under U.S. federal income tax law, the Fund’s income attributable to the Irish Company will be treated as qualifying income to the extent of appropriate annual payments by the Irish Company to the Fund. The Irish Company intends to pay substantially all its net income and gain each year to the Fund. Nevertheless, the Fund might generate more non-qualifying income than anticipated (e.g., because of the Fund’s direct investments), might not be able to generate qualifying income in a particular fiscal year at levels sufficient to limit its non-qualifying income to 10% of the Fund’s gross income, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. If the Fund fails to meet the 10% requirement, the Fund may be subject to the federal income tax consequences described in the preceding paragraph.

Alternatively, if the Fund fails to meet the 10% requirement, the Fund may be able to pay a tax equal to the amount of the non-qualifying income to the extent it exceeds one-ninth of the Fund’s qualifying income.

Under current IRS guidance, Policy proceeds paid by a U.S. insurance company to a foreign corporation, such as the Irish Company, are generally subject to U.S. federal income tax withholding at a 30% rate. The Irish Company intends to qualify for benefits under the U.S.-Ireland tax treaty which would include an exemption from such withholding. There is a risk, however, that a U.S. insurance company issuer may not respect the claimed treaty benefits and may withhold the 30% tax on the proceeds paid to the Irish Company. In such a case, the Irish Company may be able to obtain a refund from the IRS.

Provided the Irish Company qualifies as an Irish tax resident, it intends to take the position that it is entitled to the benefits of Section 110 of the Irish Taxes Consolidation Act 1997 (as amended) (“Section 110”). Companies qualifying under Section 110 are subject to Irish corporation tax at rate of 25% on its taxable profits, which are calculated under trading tax principles. Furthermore, there is no requirement in the legislation for such a company to earn a certain level of taxable profits. Consequently, the Irish Company has been established with the intention of having minimal taxable profits through the use of a profit participating note (“Note”) held by the Fund. Subject to certain conditions being satisfied, any interest paid on the Note to the Fund should be tax deductible in calculating the Irish taxable profits of the Irish Company. In general, Irish income tax at the standard rate of 20% is required to be withheld from payments of Irish source interest. Provided the Fund is a resident of the United States for U.S. taxation purposes then no Irish withholding tax is expected to arise on payments of interest on the Note held by the Fund. If the Irish Company does not satisfy the conditions to benefit under Section 110 then this will have material adverse tax consequences. In particular interest payable/paid on the Note will not be tax deductible.

As part of its anti-tax avoidance package the European Commission published a draft Anti-Tax Avoidance Directive on January 28, 2016, which was formally adopted by the EC Council on July 12, 2016, in Council Directive(EU) 2016/1164 (the “ATAD I”). Amongst the measures contained in ATAD I is an interest deductibility limitation rule. ATAD I was transposed into Irish legislation effective from January 1, 2022, and is commonly referred to as Interest Limitation Rules. The new Interest Limitation Rule applies to the accounting period commencing on or after January 1, 2022. The Irish Company has a fiscal year end of September 30, and therefore the first accounting period to which the new interest limitation rule will apply will be for the fiscal year ended September 30, 2023.

The Interest Limitation Rules provide that interest costs in excess of the higher of (a) EUR 3,000,000 or (b) 30% of an entity’s earnings before interest, tax, depreciation and amortization will

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not be deductible in the year in which they are incurred but would remain available for carry forward. However, the restriction on interest deductibility are only in respect of the amount by which interest equivalent borrowing costs exceed “interest equivalent income.” The legislation transposing the Interest Limitation Rules into Irish legislation are complex. While it is not expected that the Irish Company (based on its ownership structure and availing of what is known as the ‘single company worldwide group’ relief) will have annual interest equivalent borrowing costs exceeding interest equivalent income of more than EUR 3,000,000, it is still possible that the Interest Limitation Rules could affect the tax efficiency of the Irish Company by possibly limiting the tax deduction for any interest arising on the Note.

On February 21, 2017, the Economic and Financial Affairs Council of the European Union agreed to an amendment to the Anti-Tax Avoidance Directive to provide for minimum standards for counteracting hybrid mismatches involving EU Member States and third countries (“ATAD II”). ATAD II requires EU Member States to delay or deny deduction of payments, expenses or losses or include payments as taxable income, in case of hybrid mismatches. Ireland has passed legislation which has transposed ATAD II into Irish law effective January 1, 2020. While the Note held by the Fund is a hybrid instrument (i.e., treated as debt in Ireland and equity in the United States for tax purposes), it is not expected that ATAD II will restrict the amount of interest paid on the Note which is tax deductible in Ireland, as such interest paid is included in the taxable income of the Fund and should not be regarded as paid to an “associated enterprise”, as defined in the ATAD II legislation. As a result, it is not expected that any mismatch arises due to the hybrid nature of the Note. ATAD II contained a second provision combatting the use of reverse hybrid entities. As a result, Ireland introduced anti-reverse hybrid rules effective from January 1, 2022. Such provisions are aimed at combating any tax advantage arising from an Irish tax transparent entity being treated as opaque in the jurisdiction of some or all its investors, such that some, or all, of its income goes untaxed. The Irish Company should not be considered to be a reverse hybrid entity.

The tax treatment of the Policies and the Fund’s investments in the Irish Company may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the Fund’s taxable income or gains and of distributions made by the Fund. Any changes to the U.S.-Ireland tax treaty, U.S. or Ireland law, or the manner in which the treaty and such laws are applied to the Irish Company or the Fund, may also have an adverse tax effect on the Irish Company, the Fund and its shareholders.

Underlying Funds (Fixed Income Opportunities Fund and Equity Income Fund) – A Fund may invest in shares of other investment companies, including open-end investment companies or “mutual funds” and closed-end investment companies. A Fund will bear a pro-rata portion of the operating expenses of any such company. These expenses are in addition to the advisory fee and other expenses that a Fund bears directly in connection with its own operations. Further, a Fund is subject to the effects of the business and regulatory developments that affect these underlying funds and the investment company industry generally.

Valuation (Bond Funds) – Certain investments may be more difficult to value than other types of investments. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price a Fund could receive for any particular portfolio investment may differ—higher or lower—from the Fund’s valuation of the investment, particularly for illiquid securities, securities that trade in thin or volatile markets, securities that are priced based upon valuations provided by third-party pricing services, or securities that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when a Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued securities or had used a different valuation methodology. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.

Volatility Risk (Fixed Income Opportunities Fund) – Because of the speculative nature of the income securities in which the Fund invests, the Fund may fluctuate in price more than other bond and income funds. Income securities may exhibit price fluctuations when there are changes in interest rates, bond yield levels, liquidity, general economic conditions, and factors related to specific issuers in which the Fund invests, among other reasons. The fewer the number of issuers in which the Fund invests, the greater potential volatility of its portfolio.

NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS OF THE FUNDS

The following risks of the Funds referred to below are related to non-principal investment strategies of those Funds. These risks are in addition to the principal risks of the Funds discussed above.

Municipal Securities (Government Money Fund) – U.S. state and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations.

Portfolio Turnover (All Funds except for the Fixed Income Opportunities Fund) – Each Fund will sell a security when its portfolio managers believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling

CITY NATIONAL ROCHDALE FUNDS | PAGE 46

securities generally involves some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund’s annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, a Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect a Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high.

Sector Exposure (All Funds) – From time to time a Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent a Fund’s assets are invested in a sector of the economy, the Fund will be subject to market and economic factors affecting companies in that sector.

Tobacco-Free Investments (U.S. Core Equity Fund) – The Fund follows a guideline of restricting investment in securities of tobacco-related companies through the research of MSCI ESG Research. This may reduce the total returns of the Fund during certain periods.

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management of the funds

INVESTMENT ADVISER

The Adviser provides the Funds and the Irish Company with investment management services. The Adviser’s address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

The Adviser is a registered investment adviser that specializes in investment management for high-net-worth individuals, families and foundations. The Adviser has approximately $60.1 billion in assets under management as of October 31, 2023, and is a wholly-owned subsidiary of City National Bank (“CNB”), a federally chartered commercial bank founded in the early 1950s, which has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 50 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of October 31, 2023, CNB and its affiliates had approximately $94.5 billion in assets under administration, which includes approximately $65.2 billion in assets under management. CNB is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada.

Subject to the oversight of the Board of Trustees, the Adviser has complete discretion as to the purchase and sale of investments for the Funds it directly manages, consistent with each such Fund’s investment goal(s), policies and restrictions.

The Adviser is responsible for the evaluation, selection and monitoring of the sub-advisers of the Fixed Income Opportunities Fund. The Adviser selects sub-advisers based on a variety of factors, including investment style, performance record and the characteristics of each sub-adviser’s typical investments. The assets of the Fixed Income Opportunities Fund are divided into various sleeves and the Adviser is responsible for allocating the assets among the sub-advisers in accordance with their specific investment styles. The Adviser directly manages a portion of the Fixed Income Opportunities Fund without the use of a sub-adviser.

The sub-advisers manage the Fixed Income Opportunities Fund’s investments and are responsible for making all investment decisions and placing orders to purchase and sell securities for the Fund. Subject to the oversight of the Adviser and the Board of Trustees, the sub-advisers have complete discretion as to the purchase and sale of investments for the Fund consistent with the Fund’s investment goal, policies and restrictions.

The Adviser serves as the investment adviser to the Irish Company. The Adviser does not receive a separate management fee, or any performance fees, for its services with respect to the Irish Company. The expenses of the Irish Company are consolidated into the expenses of the Fixed Income Opportunities Fund.

The Adviser received a fee from each Fund below for its investment management services at the annual rates set forth in the following table for the fiscal year ended September 30, 2023. Each annual rate is stated as a percentage of the average annual net assets of the Fund. These fees reflect fee waivers or reimbursements of fees waived by the Adviser. The sub-advisers are compensated out of the investment management fees paid to the Adviser.

Government Money Fund	0.26%
Muni High Income Fund	0.50%
Fixed Income Opportunities Fund	0.50%
Equity Income Fund	0.50%
U.S. Core Equity Fund	0.40%

The Adviser has contractually agreed to waive investment management fees for the Government Money Fund such that the fee charged is 0.15% through January 31, 2025. Prior to that date, the arrangement may be terminated without penalty (a) by the Fund’s Board of Trustees, or (b) by the Adviser effective no earlier than January 31, 2025, upon at least 60 days’ prior written notice. Investment management fees waived by the Adviser pursuant to this arrangement will not be eligible for reimbursement by the Government Money Fund to the Adviser. The Adviser has agreed to voluntarily waive additional investment management fees for the Government Money Fund such that the fee charged is 0.04%. This additional voluntary waiver may be terminated at any time.

The Adviser has voluntarily agreed to waive a portion of the expenses of the Government Money Fund to the extent needed to maintain a one-day net income yield (yield floor) of not less than 0.01% of the Fund’s average daily net assets. This waiver may be terminated at any time, and amounts waived may not be recaptured by the Adviser.

The Adviser has also voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) at or below the levels set forth in the following table. To the extent that the excluded expenses are incurred, total operating expenses may exceed the agreed upon limits. The Adviser intends to continue these arrangements at least through January 31, 2025; however, the Adviser is under no obligation to continue these arrangements, and may terminate them at any time. Any fee reductions or reimbursements may be repaid to the Adviser within three years after they occur if such repayments can be achieved within a Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied. Any such repayments will be ratified by the City National Rochdale Funds’ Board.

	Institutional Class	Servicing Class	Class N
Fixed Income Opportunities Fund	N/A	N/A	1.09%

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A discussion regarding the basis for the Board of Trustees’ most recent approval of the Funds’ investment advisory agreement with the Adviser with respect to all Funds is available in the Funds’ Annual Report for the fiscal year ended September 30, 2023.

SUB-ADVISERS AND PORTFOLIO MANAGERS

Following is certain information about the individuals employed by or associated with the Adviser who are primarily responsible for the day-to-day management of each Fund’s investment portfolio (the “Portfolio Managers”), if any, and in the case of the Fixed Income Opportunities Fund, certain information about the Fund’s sub-advisers. The SAI contains additional information about the Fund’s sub-advisers and the Portfolio Managers, including the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Funds.

GOVERNMENT MONEY FUND

Charles Luke and Michael Taila are portfolio managers for the Government Money Fund.

Charles Luke is a Managing Director and Senior Portfolio Manager of the Adviser. Mr. Luke has over 17 years of experience in the financial services industry. Prior to joining the Adviser in 2018, Mr. Luke led the fixed income group at Avalon Advisors, where he executed strategic positioning and asset allocation for portfolios of high-net-worth individuals and institutions. Previously, Mr. Luke was responsible for client management and deal execution at SunTrust Robinson Humphrey. He started his career at BBVA Compass, Wealth Management Group. Mr. Luke earned a BBA in Business Management with High Honors from the University of Georgia and holds the Chartered Financial Analyst® designation.

Michael Taila is a Managing Director and Co-Director, Fixed Income, of the Adviser. He joined City National Bank in 2004 and has over 20 years of experience in the investment industry. He manages client relationships with an emphasis on tax-free fixed income portfolios and specializes in the research, analysis, and selection of fixed income securities. Prior to joining City National Bank, he served as Portfolio Officer at Mellon Private Wealth Management, where he assisted in the management of high-net-worth client portfolios through portfolio risk analysis, asset allocation, equity research, and trading. Other past positions include Operations Specialist for Hotchkis and Wiley Capital Management. Mr. Taila holds a BA in Anthropology from the University of California San Diego, an MBA, with a focus in Finance, from the Anderson Graduate School of Management at the University of California at Los Angeles, and a MA in International Affairs from Ohio University.

MUNI HIGH INCOME FUND

William Black, Douglas Gibbs and Brian Winters are portfolio managers for the Muni High Income Fund.

William Black is a Managing Director and Senior Portfolio Manager of the Adviser. Mr. Black has over 30 years of experience in the financial services industry. Prior to joining the Adviser in March 2016, he served as co-lead portfolio manager for the Invesco High Yield Municipal Bond Fund from 2008 until December 2015. Prior to that, from 1998 to 2008, he was a municipal bond analyst specializing in high yield securities at Van Kampen Investments and Invesco (after it acquired Van Kampen). Mr. Black earned his BS from Washington University in St. Louis and an MBA from the Kellogg Graduate School of Management at Northwestern University. He holds the Chartered Financial Analyst® designation.

Douglas Gibbs is a Director and Portfolio Manager / Senior High Yield Municipal Analyst of the Adviser. Mr. Gibbs has over 30 years of experience in the financial services industry. Prior to joining the Adviser in January 2016, he served as a senior analyst for Invesco (and Van Kampen Investments before it was acquired by Invesco in 2010) where he was responsible for the acquisition and surveillance of non-rated and below investment grade municipal credits for both Invesco open-end mutual funds and closed-end funds from 2000 until December 2015. Prior to that, from 1997 to 2000, he was an investment grade municipal analyst for Van Kampen Investments. Mr. Gibbs earned his BA from Illinois Wesleyan University in Bloomington, Illinois and an MBA from the Kellstadt Graduate School of Business at DePaul University in Chicago.

Brian Winters is a Director and Portfolio Manager / Senior High Yield Municipal Analyst of the Adviser. Mr. Winters has over 34 years of experience in the financial services industry. Prior to joining the Adviser in March 2016, he served as Senior Fixed Income Analyst with Invesco, where he was a senior member of the municipal credit team responsible for investment analysis of high yield municipal bonds. Mr. Winters began his career with Van Kampen Investments (1989-1996) and later Morgan Stanley (1996-2010) where he focused on investment grade and high yield municipal and corporate credit analysis. Mr. Winters received a BS in Finance from the University of Illinois at Urbana-Champaign, and his MS in Finance from the Kellstadt Graduate School of Business and an MA in Economics from the Graduate School of Liberal Arts and Social Sciences, both at DePaul University.

FIXED INCOME OPPORTUNITIES FUND

Charles Luke and Thomas Ehrlein are portfolio managers for the Fixed Income Opportunities Fund.

Information about Mr. Luke’s background and experience is provided above under “Government Money Fund.”

Thomas H. Ehrlein, the Director of Investment Solutions at the Adviser, joined City National Rochdale (formerly Rochdale Investment Management) in 2005. He is responsible for Manager Research and Product Development of Investment

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Strategies. Mr. Ehrlein’s day to day responsibilities involve Portfolio Management responsibilities on several City National Rochdale Funds. In addition, he leads all Alternative Investment Due Diligence, including Private Equity and Private Debt. Mr. Ehrlein’s work is an essential part of asset allocation and investment decisions at the firm. He is a voting member of the City National Rochdale Investment Strategy Committee. Prior to 2005, Mr. Ehrlein was a Senior Consultant in the Investment Management division of FactSet Research Systems, Inc., where he performed financial market and portfolio management research and quantitative analysis for institutional money management firms, and a middle market lending credit analyst at ABN-Amro, North America. Mr. Ehrlein earned his BS in Finance from the University of Scranton and his MBA in Finance from Hofstra University.

Alcentra Limited. Alcentra currently serves as a sub-adviser to the Fixed Income Opportunities Fund, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with the Adviser. Alcentra is located at 160 Queen Victoria Street, London, EC4V 4LA, United Kingdom. Alcentra provides discretionary investment advisory services to individual institutional investors in the form of separate accounts, pooled investment vehicles (private funds) that are exempt from registration in the United States, and other investment advisers through sub-advisory agreements.

Alcentra NY, LLC. Alcentra NY currently serves as a sub-adviser to the Fixed Income Opportunities Fund, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with the Adviser. Alcentra NY is located at 9 West 57th Street, New York, NY 10019. Alcentra NY provides discretionary/non-discretionary investment advisory services to institutional clients, including U.S. registered investment companies, U.S. private funds, other pooled investment vehicles and other institutions.

AllFinancial Partners II, LLC. AllFinancial currently serves as a sub-adviser to the Fixed Income Opportunities Fund, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with the Adviser. AllFinancial is registered as an investment adviser with the SEC and is an affiliate of AllFinancial Group LLC. AllFinancial is located at 4800 N. Federal Highway, Suite 306E, Boca Raton, Florida 33431.

Federated Investment Management Company. Federated currently serves as a sub-adviser to the Fixed Income Opportunities Fund, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with the Adviser. Federated is a wholly-owned subsidiary of Federated Hermes, Inc. Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides certain support services to Federated. The fee for such services is paid by Federated and not by the Fund. Both Federated and FASC are headquartered at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. Federated also provides investment advisory services to other investment companies.

Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC. Seix currently serves as a sub-adviser to the Fixed Income Opportunities Fund, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with the Adviser. Seix is headquartered at One Maynard Drive, Suite 3200, Park Ridge, NJ 07656. Seix also provides investment advisory services to other investment companies, corporations, endowments, foundations, public funds, collateralized loan obligations and other institutional investors.

T. Rowe Price Associates, Inc. T. Rowe Price currently serves as a sub-adviser to the Fixed Income Opportunities Fund, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with the Adviser. T. Rowe Price is headquartered at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price also provides investment management services to individual and institutional investors and sponsors, and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds.

Discussions regarding the basis for the Board of Trustees’ approvals of the sub-advisory agreements with each of the sub-advisers, with the exception of Alcentra and Alcentra NY, are available in the Funds’ Annual Report for the fiscal year ended September 30, 2023. A discussion regarding the basis of the Board of Trustees’ approvals of the sub-advisory agreements with Alcentra and Alcentra NY will be available in the Funds’ Semi-Annual Report for the fiscal period ended March 31, 2024

EQUITY INCOME FUND

Tony Hu and David Shapiro are the portfolio managers for the Equity Income Fund.

Tony Hu is a Director and Senior Portfolio Manager of the Adviser. Prior to joining the Adviser in 2007, Mr. Hu was an Equity Research Associate at Bear Stearns from 2005 to 2007. Mr. Hu also held equity research positions at ThinkEquity Partners and Morningstar. Mr. Hu received his MSE in Computer Science & Engineering from the University of Michigan and his MBA in Finance from the London Business School. He holds the Chartered Financial Analyst® designation and the Financial Risk Manager certification.

David Shapiro is a Director and Senior Portfolio Manager of the Adviser. Mr. Shapiro has more than 20 years of experience in investment research and analysis and financial services. Prior to joining the Adviser in 2014, Mr. Shapiro held senior analyst positions covering consumer and other sectors at a few long short equity hedge fund advisers. Previously, Mr. Shapiro was an equity research associate at Lehman Brothers. He also spent five years in investment banking and business development roles, working on corporate partnerships, restructurings, capital raisings, and acquisitions. Mr. Shapiro received his MBA in Finance from Columbia Business School, a BS in Economics from the Wharton School and a BA in Sociology from the College of Arts of Sciences at the University of Pennsylvania.

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U.S. CORE EQUITY FUND

Thomas A. Galvin and Amy Chen are the portfolio managers for the U.S. Core Equity Fund.

Thomas A. Galvin is Chief Investment Officer of the Adviser. Mr. Galvin has more than 30 years of equity investment experience. Prior to joining the Adviser in 2012, Mr. Galvin served as Managing Partner at Galvin Asset Management, which he founded in 2007. Prior to founding Galvin Asset Management, he was a Senior Portfolio Manager and Director of Research at UBS Global Asset Management, from 2006 to 2007. From 1991 to 2006, Mr. Galvin was with Forstmann – Leff Associates, where he held a number of positions including Chief Investment Officer and Director of Research. Mr. Galvin earned an MBA in Finance and Investments from Fordham University and a BA in Economics with a minor in Accounting from Queens College.

Amy Chen is a Director and Senior Equity Analyst of the Adviser. Ms. Chen joined City National Rochdale in 2011. She performs fundamental research and portfolio management for the U.S. Core Equity team. Ms. Chen is the primary analyst for Consumer Discretionary, Consumer Staples, Communication Services, and Real Estate sectors. Prior to joining the firm, Ms. Chen was an Equity Research Consultant at Telsey Advisory Group, where she specialized in the apparel, footwear and luxury goods sectors. Early in her career, she also worked for renowned architecture firm Pei Cobb and Freed & Partners, as an architectural designer in New York City. Ms. Chen received her MBA in Finance from Columbia Business School, being a member of the Value Investing Program. She also received her Master in Architecture degree from Yale University. She holds the Chartered Financial Analyst® designation and is a member of the CFA Institute.

ALL FUNDS

Under current law, the appointment or replacement of a new sub-adviser generally would require the approval of a Fund’s shareholders. However, the Trust has received an exemptive order from the SEC which permits the Adviser, subject to certain conditions required by the SEC, to retain an unaffiliated sub-adviser, or terminate or replace a sub-adviser to any of the Funds, with the approval of the Board of Trustees but without obtaining shareholder approval. Shareholders of a Fund will be notified of any change in any such sub-advisers and be provided with information regarding any new sub-adviser. This exemption does not apply to any sub-adviser affiliated with the Adviser.

The order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. The Adviser has the ultimate responsibility to monitor any sub-advisers and recommend their hiring, termination and replacement. The Adviser may also terminate any sub-adviser and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees, but without obtaining shareholder approval.

ADMINISTRATOR

SEI Investments Global Funds Services (the “Administrator”) serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTOR

SEI Investments Distribution Co. (the “Distributor”) serves as the Funds’ distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

DISTRIBUTION OF FUND SHARES

The Funds have adopted plans for their Class N and Class S shares, where applicable, under Rule 12b-1 of the 1940 Act. The plans allow the Government Money Fund to pay to the Distributor distribution fees of 0.30% and 0.50% of average daily net assets for the sale and distribution of their Class N and Class S shares, respectively, and all other Funds to pay to the Distributor distribution fees of 0.25% of average daily net assets for the sale and distribution of their Class N shares. The Distributor pays some or all of such distribution fees to broker-dealers and other financial intermediaries (primarily CNB and City National Securities, LLC and CNR Securities LLC, which are affiliates of the Adviser) as compensation for providing distribution-related services. Because the distribution fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from its available resources. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

Institutional Class and Servicing Class shares of the Funds are not subject to distribution fees under these plans.

For the fiscal year ended September 30, 2023, affiliates of the Adviser voluntarily waived distribution fees in the amounts set forth in the following table.

	Class N	Class S
Government Money Fund	0.30%	0.50%

Effective March 1, 2018, the Government Money Fund contractually agreed to limit the distribution fee payable by Class S shares of the Fund to 0.45% through January 31, 2025.

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SHAREHOLDER SERVICING FEES

The Funds are subject to shareholder service agreements that allow each Fund to pay fees of 0.25% of its average daily net assets for non-distribution services provided to shareholders of each Class of each Fund (except for Institutional Class shares). Because these fees are paid out of the Funds’ assets, over time these fees will increase the cost of your investment.

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

In addition to payments made by the Funds for distribution and/or shareholder servicing, the Adviser may pay out of its own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. The Funds and their shareholders may also receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Adviser for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

DECLARATION OF TRUST

The Trust is organized as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Second Amended and Restated Declaration of Trust (“Declaration of Trust”), and the Trust’s Bylaws, as may be amended from time to time. Every shareholder, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration of Trust. Certain provisions of the Declaration of Trust with respect to shares and shareholders are described below. The discussion below is qualified in its entirety by reference to the Declaration of Trust.

Derivative and Direct Actions. The Declaration of Trust provides a detailed process for shareholders to bring derivative or direct actions in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund and its shareholders as a result of spurious shareholder claims, demands, and derivative actions.

The Declaration of Trust provides that, prior to bringing a derivative action, a shareholder must first make a demand on the Board of Trustees. Following receipt of the demand, those Trustees who are considered independent for the purposes of considering the demand have a period of 90 days, which may be extended by an additional 60 days, to consider the demand with the assistance of counsel. The Declaration of Trust also requires that shareholders owning shares representing at least 10% of the voting power of the affected Fund must join in bringing the derivative action.

The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any Fund or class thereof, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the Fund or class, generally. A shareholder bringing a direct claim must be a shareholder of the Fund or class against which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.

Forum Selection. The Declaration of Trust requires that any direct or derivative actions by shareholders against the Trust (or a Fund or a class), the Trustees, or the officers of the Trust may only be brought in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then in the New York Supreme Court sitting in New York County with assignment to the Commercial Division as permitted (each, a “Designated Court”). The Declaration of Trust also provides that shareholders waive any objection to venue in either Designated Court to the fullest extent permitted by applicable law.

Jury Waiver. The Declaration of Trust provides that there is no right to a trial by jury and such right is waived to the fullest extent permitted by applicable law.

Any person purchasing or otherwise acquiring or holding any interest in shares of a Fund will be deemed to have notice of and consented to the foregoing and other provisions of the Declaration of Trust. These and other provisions of the Declaration of Trust may limit a shareholder’s ability to bring a claim against the Trustees, officers or other agents of the Trust and its service providers, which may discourage lawsuits with

CITY NATIONAL ROCHDALE FUNDS | PAGE 52

respect to such claims. The forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable or convenient for disputes with Trustees, officers or other agents of the Trust and its service providers. No provision of the Declaration of Trust will require a waiver of compliance with any provision of, or restrict any shareholder rights granted by, the federal securities laws.

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how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called “redeem”) and exchange shares.

GENERAL INFORMATION

All classes of shares of all Funds are offered through Authorized Institutions. If you purchase shares of a Fund through an Authorized Institution, your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Summary Prospectus. You will also generally have to address your correspondence or questions regarding the Fund to your Authorized Institution.

The Muni High Income Fund, Fixed Income Opportunities Fund and Equity Income Fund are offered directly as well as through Authorized Institutions.

See “Purchase and Sale of Fund Shares” in the Summary for each Fund for information regarding the persons eligible to invest in each class of Fund shares.

Not all Funds and classes are available in all states. Shares of the Funds have not been registered for sale outside of the United States.

PRICING OF FUND SHARES

How and when we calculate each Fund’s net asset value per share (“NAV”) determines the price at which you will buy or sell shares. We calculate the NAV once each day at the following times:

●

Government Money Fund – Usually at 3:00 p.m., Eastern Time, on any day the Federal Reserve Bank of New York (the “Federal Reserve”) is open, except as follows. In addition to weekends, the Federal Reserve is closed on the following Federal holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving and Christmas Day. On any business day when the Federal Reserve closes early, the Fund will also close trading early and the NAV will be calculated at the early Federal Reserve closing time.

●

Bond Funds and Equity Funds – As of the close of trading on the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NYSE is open for business Monday through Friday except in observation of the following holidays: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. NYSE holiday schedules are subject to change without notice. On any business day when the NYSE closes early, these Funds will also close trading early and the NAV will be calculated at the early NYSE closing time.

Shares of the Equity Funds and Bond Funds may be purchased or sold on any day that the NYSE is open for business. Shares of the Government Money Fund may be purchased or sold on any day that the Federal Reserve is open for business. Shares of a Fund, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close early due to an emergency or other unanticipated event, the Government Money Fund and each Bond Fund reserves the right to close early. If the Government Money Fund or Bond Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Government Money Fund’s or Bond Fund’s closing time and credit will be given on the next business day.

If the Fund or your Authorized Institution, as applicable, receives your purchase, redemption or exchange request in good order from you on a business day before the close of the Federal Reserve, for the Government Money Fund, and before the close of trading on the NYSE for all other Funds, we will price your order at that day’s NAV. If the Fund or your Authorized Institution, as applicable, receives your request in good order on a business day from you after these times, we will price your order at the next day’s NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective on the day of transmittal. This allows your Authorized Institution time to process your request and transmit it to the Fund before the trading deadline. “In good order” means that the Fund has received and processed your account application and have received all required information and documentation, including, as applicable, the information described under “Customer Identification and Verification” and “Anti-Money Laundering Program” below and any required signature guarantees. To ensure that your request is in good order, follow the directions for purchasing shares as described under “How to Buy Shares.”

CALCULATION OF NAV

NAV for one share of a class of a Fund is the value of that share’s portion of the net assets (i.e., assets less liabilities) attributable to that class of that Fund. The NAV for shares of the Government Money Fund is expected to remain constant at $1.00. We calculate the NAV of each class of each Fund by dividing the total net value of the assets attributable to the class by the number of outstanding shares of that class. We base the value of the investments of each Equity Fund and each Bond Fund on their market values, usually the last price reported for each security before the close of the market that day. In the case of the Government Money Fund, securities are valued at amortized cost, which is expected to approximate market value. The valuations for fixed income securities are typically

CITY NATIONAL ROCHDALE FUNDS | PAGE 54

the prices supplied by independent third-party pricing services, which may use market prices or broker/dealer quotations or other techniques and methodologies. If independent third-party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, a market price may be obtained by the Adviser using quotations from one or more broker/dealers. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser pursuant to procedures approved by or under the direction of the Board of Trustees. Pursuant to those procedures, the Board of Trustees has designated the Adviser as each Fund’s Valuation Designee responsible for determining whether market quotations are readily available and reliable, and making good faith determinations of fair value when appropriate. The Valuation Designee carries out its responsibilities with respect to fair value determinations through its internal fair value committee (the “Fair Value Committee”). The Valuation Designee is subject to the general oversight of the Board.

The Fair Value Committee makes fair value determinations, in good faith, utilizing methodologies approved by and under the ultimate oversight of the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before a Fund calculates its NAV, the Fair Value Committee will determine the security’s fair value. In determining the fair value of a security, the Fair Value Committee will consider the Valuation Designee’s (or the relevant Sub-Adviser’s) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

Market quotations are not readily available for the Policies in which the Fixed Income Opportunities Fund or the Irish Company may invest. The Policies are valued using a probabilistic method, for an actuarially derived valuation approach, in order to determine the fair value of each Policy. The fair value procedures recognize that the Policies are illiquid and that no market currently exists for the Policies. Under the probabilistic method, two life expectancies are obtained from established life expectancy providers on the insured(s) of the Policy and an actuarial table is used to determine the probability of survival in each year going forward for the insured(s) for each of the two life expectancies. The probabilities associated with each life expectancy are then utilized along with the premiums due and the death benefit of the Policy for each year of the Policy to determine expected cash flows. These cash flows are then discounted at a rate that seeks to account for the risk associated with the Policy and various other factors. The valuations from each life expectancy are then typically averaged to obtain the fair value for the Policy. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. Any Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its net asset value. On at least a quarterly basis, the Board of Trustees reviews reports prepared by the Valuation Designee related to Fund valuation matters, including fair value determinations.

Some of the Funds may invest in securities listed on foreign exchanges or traded over-the-counter, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund’s shares may be significantly affected on any day when the Fund does not price its shares and when you are not able to purchase or redeem the Fund’s shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined for a Fund, such investments or exchange rates will be valued at their fair value as discussed above.

More details about how we calculate the NAV for each Fund may be found in the SAI.

HOW TO BUY SHARES

All Funds – To purchase shares of a Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may establish higher minimum investment requirements than the Funds, and may charge a fee for its services, in addition to the fees charged by the Funds.

A Fund may reject any purchase order (generally within one business day) if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

Muni High Income Fund, Fixed Income Opportunities Fund and Equity Income Fund – There are two additional ways to purchase shares of these Funds:

By Mail – To open a new account, complete and sign an application. Applications are available by calling (866) 209-1967. Make your check payable to the Fund in which you choose to invest. The check must be drawn on a U.S. bank and payable in U.S. dollars. In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent will verify certain information on your account application in accordance with the Trust’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social

CITY NATIONAL ROCHDALE FUNDS | PAGE 55

security number, and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Funds transfer agent at 1-866-209-1967 if you need additional assistance when completing your application. If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such reasonable belief is established. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.

Send your completed application and check to:

Regular Mail:

City National Rochdale Funds
c/o U.S. Bank Global Fund Services
P O Box 701
Milwaukee, WI 53201-0701

Overnight Delivery:

City National Rochdale Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street 3rd Floor
Milwaukee, WI 53202

To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. The check must be drawn on a U.S. bank. Please send your check to:

Regular Mail:

City National Rochdale Funds
c/o U.S. Bank Global Fund Services
P O Box 701
Milwaukee, WI 53201-0701

Overnight Delivery:

City National Rochdale Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street 3rd Floor
Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the post office box of U.S. Bank Global Fund Services (“U.S. Bank”), of purchase orders does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders is based on when the order is received at the transfer agent’s offices.

By Wire – If you are making an initial investment in a Fund, before you wire funds, please call us at (866) 209-1967 to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. You may then contact your bank to initiate the wire using the following wire instructions:

U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit: U.S. Bank Global Fund Services
Account #112-952-137
For further credit to City National Rochdale Funds
[Name of Fund]
[Shareholder name and account number]

If you wish to add to an existing account by Federal Funds wire payment, please call us at (866) 209-1967, during business hours, to advise of your intent to wire funds. This will ensure prompt and accurate credit to your account upon receipt of your wire.

The Funds do not impose charges for wire services, but your bank may impose such charges. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire System, or from incomplete wiring instructions.

General – The Funds reserve the right to reject any purchase request, including a purchase request that may disrupt a Fund’s operation or performance as described below under “Customer Identification and Verification” and “Anti-Money Laundering Program.” The Funds will not be responsible for any loss of potential investment gains resulting from your inability to invest in a Fund because of the Fund’s rejection of a purchase request based on the Fund’s obligation to deter money laundering under Federal law or the Fund’s determination that the purchase request will disrupt the Fund’s operation. When the Funds reject a purchase request, the funds received from the shareholder or account applicant will not be invested in the Funds. Instead, a check from the Funds for the full amount of the check received by the Funds will be returned to the shareholder or account applicant as soon as possible after receipt by the Funds’ transfer agent of the purchase request. The return of funds to a shareholder or account applicant may be delayed as a result of the Funds’ compliance with Federal law relating to money laundering.

All checks must be in U.S. dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

The Funds’ transfer agent may charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

CITY NATIONAL ROCHDALE FUNDS | PAGE 56

You must certify whether you are subject to withholding for failing to report income to the IRS. The Funds may return investments received without a certified taxpayer identification number.

RETIREMENT PLANS

The Funds generally are available in Individual Retirement Account (“IRA”) and Roth IRA plans offered by your Authorized Institution. You may obtain information about opening an IRA account by contacting your financial representative. If you wish to open another type of retirement plan, please contact your Authorized Institution.

AUTOMATIC INVESTMENT PLAN

Once you open your account, you may make subsequent investments into the Funds through an Automatic Investment Plan (“AIP”). You can have money automatically transferred from your checking or savings account on a bi-weekly, monthly, bi-monthly or quarterly basis. To be eligible for this plan, your bank must be a domestic institution that is an Automated Clearing House (“ACH”) member. The Transfer Agent is unable to debit mutual fund or pass through accounts. The Trust may modify or terminate the AIP at any time without notice. The first AIP purchase will take place no earlier than 7 business days after the Transfer Agent has received your request. You may modify or terminate your participation in the AIP by contacting the Transfer Agent five days prior to the effective date. If your bank rejects your payment for any reason, the Transfer Agent will charge a $25 fee to your account. Please contact the Transfer Agent at 1-866-209-1967 for more information about the Funds’ AIP.

TELEPHONE PURCHASES

Investors may purchase additional shares of the Funds by calling 1-866-209-1967. If you did not decline telephone options on your account application, you may also make additional purchases via Electronic Funds Transfer from your checking/savings account. If your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. Each telephone purchase must be a minimum of $100. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Telephone trades must be received by or prior to a Fund’s deadline or market close. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. You must have submitted a voided check or savings deposit slip to have banking information established on your account prior to making a purchase. Your shares will be purchased at the NAV per share calculated on the day your order is placed, provided that your order is received prior to 4:00 p.m., Eastern Time.

FOREIGN INVESTORS

Shares of the Funds have not been registered for sale outside of the United States. The City National Rochdale Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

HOW TO SELL SHARES

All Funds – You may redeem some or all of your shares of the Equity Funds or Bond Funds on any day the NYSE is open for regular session trading. Shares of the Government Money Fund may be redeemed on any day the NYSE and the Federal Reserve are open for business. If you purchased Fund shares through an Authorized Institution, you may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

Redemption requests for the Equity Funds and Bond Funds must be received by the Fund or your Authorized Institution before 4:00 p.m., Eastern Time or the Authorized Institution’s earlier applicable deadline. Redemption requests for the Government Money Fund must be received before 3:00 p.m., Eastern Time, or before the Authorized Institution’s earlier deadline.

As long as the Funds or their agents receive your redemption request in good order before the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time) or the applicable earlier deadline, your shares will be sold at that day’s NAV. A redemption request is in good order if it includes all required information. If the Funds receive your redemption request after the close of regular trading on the NYSE or the applicable earlier deadline, your redemption request will be executed the next business day, and your shares will be sold at the next day’s NAV. Redemption proceeds may be withheld or delayed as required by anti-money laundering laws and regulations.

Normally, the Funds will make payment on your redemption request the next business day after receiving your request, while not expected, payment of redemption proceeds may take up to seven business days.

The Funds generally pay sale (redemption) proceeds in cash. The Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Funds may also satisfy redemption requests by drawing on a line of credit. The Funds use these methods during both normal and stressed market conditions. During conditions where cash redemptions are unwise and/or detrimental to a Fund and its shareholders (e.g., the amount you are redeeming is large enough to affect a Fund’s operation), the Fund reserves the right to make redemptions

CITY NATIONAL ROCHDALE FUNDS | PAGE 57

in readily marketable portfolio securities rather than cash (a “redemption in kind”). The Funds may redeem shares in kind during both normal and stressed market conditions. If your shares were ever redeemed in kind, you would be responsible for paying the transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would be subject to market exposure on securities received from a Fund until you sold them. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

The Funds may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when the NYSE is closed for other than customary weekends or holidays; trading on the NYSE is restricted; there are emergency circumstances as determined by the SEC; or the SEC has by order permitted such suspension to protect shareholders of a Fund.

Muni High Income Fund, Fixed Income Opportunities Fund and Equity Income Fund – If you purchased shares of any of these Funds directly, you may redeem some or all of your shares in the following ways. Redemption proceeds will be sent to you via check to your address of record or will be wired to the bank via the instructions on your account or will be sent via the ACH network to the bank instructions on your account.

By Mail – Complete a written redemption request that includes the Fund’s name, your account number, each account owner’s name and address, the dollar amount or number of shares to be sold, and the signature of each owner as it appears on the account with a signature guarantee, if applicable. Send the written request to:

Regular Mail:

City National Rochdale Funds
c/o U.S. Bank Global Fund Services
P O Box 701
Milwaukee, WI 53201-0701

Overnight Delivery:

City National Rochdale Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street 3rd Floor
Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank’s post office box, of redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire – Redemption proceeds may be wired to the pre-determined bank instructions on your account. The transfer agent charges a $15 fee for each wire transfer. The fee will be deducted from your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

By Telephone – If you did not decline telephone options on your account application or by subsequent arrangement in writing, you may redeem shares up to $50,000 by calling (866) 209-1967. You will need to provide your account number, the exact name(s) in which the account is registered and taxpayer identification number. We may also require additional forms of identification. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor. The investor does not incur any charge when proceeds are sent via the ACH system and credit is usually available in the investor’s account within 2-3 days.

General – Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at (866) 209-1967 before attempting to redeem from these types of accounts.

If you have recently purchased shares by check or electronic funds transfer through the ACH network, a Fund may withhold redemption proceeds until your purchase amount has cleared, which may take up to 15 calendar days from the date of purchase. Shareholders can avoid this delay by utilizing the wire purchase option. Shareholders who have an IRA must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA accounts may be redeemed by telephone at (866) 209-1967. IRA investors will be asked whether or not to withhold taxes from any distribution.

HOW TO EXCHANGE SHARES

All Funds – You may exchange shares of a Fund for the same class of shares of any other Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the NAVs of the relevant Funds next calculated after we receive your exchange request. Exchange instructions must be received before 3:00 p.m., Eastern time for the Government Money Fund, and before the close of trading on the NYSE for all other Funds.

If you wish to exchange shares of a Fund that you purchased through an Authorized Institution, you should contact your Authorized Institution. Your Authorized Institution may charge you transaction fees and additional amounts for its services.

Muni High Income Fund, Fixed Income Opportunities Fund and Equity Income Fund – You may exchange shares of a Fund for the same class of shares of any other Fund in which you are eligible to invest on any business day. If you wish to exchange between these Funds, you may transfer investments among existing accounts or you may open a new account to accept the exchange from an existing account. When requesting an exchange between these Funds, both accounts must be registered in the same name, with the same address and taxpayer identification number.

CITY NATIONAL ROCHDALE FUNDS | PAGE 58

By Mail – Send a written request using the procedures for written redemption requests above. No signature guarantee is required. For further information, please call us at (866) 209-1967.

By Telephone – You must have not declined telephone options on your initial account application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to:

City National Rochdale Funds
c/o U.S. Bank Global Fund Services
P O Box 701
Milwaukee, WI 53201-0701

To request an exchange, please call us at (866) 209-1967. Shares exchanged by telephone must have a value of $1,000 or more. Exchange instructions must be received before 4:00 p.m., Eastern time.

CONVERSION OF SHARES

A share conversion is a transaction in which shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax adviser on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your Authorized Institution. To receive the NAV of the new class calculated that day, conversion requests for the Equity Funds and Bond Funds must be received in good order by the Fund or your Authorized Institution before 4:00 p.m., Eastern Time or the Authorized Institution’s earlier applicable deadline. Conversion requests for the Government Money Fund must be received in good order before 3:00 p.m., Eastern Time, or before the Authorized Institution’s earlier deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

The Funds’ market timing policies will not be applicable to share conversions. If you hold your shares through an Authorized Institution, please contact the Authorized Institution for more information on share conversions. Please note that certain Authorized Institutions may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. A Fund will notify affected shareholders in writing prior to any mandatory conversion.

INACTIVE AND LOST ACCOUNTS

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

ADDITIONAL INFORMATION ABOUT TELEPHONE TRANSACTIONS

You may give up some level of security by choosing to exchange or sell shares by telephone rather than by mail. To prevent unauthorized transactions in your account, the Funds or their services providers, as applicable, will employ reasonable procedures to confirm that telephone instructions are genuine. If the Funds or their service providers follow these procedures, neither the Funds nor their service providers will be liable for any loss, liability, cost or expense arising from unauthorized or fraudulent telephone instructions. Because you may be responsible for unauthorized telephone requests, you should verify the accuracy of each telephone transaction as soon as you receive your account statement and you should take precautions to keep confidential your account number and tax identification number.

If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Telephone trades must be received by or prior to a Fund’s deadline or market close. During periods of high market activity, shareholders may encounter higher than usual call wait times.

CITY NATIONAL ROCHDALE FUNDS | PAGE 59

Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

SIGNATURE GUARANTEE REQUIREMENTS

To protect you and the Funds against fraud, signatures on certain requests must have a “signature guarantee.” A signature guarantee verifies the authenticity of your signature. You can obtain one from domestic banks, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee from either a Medallion program member or a non-Medallion program member is required for any of the following:

●	If ownership is being changed on your account;

●	When redemption proceeds are payable or sent to any person, address or bank account not on record;

●	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days;

●	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Funds and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Additionally, each Fund reserves the right, in its sole discretion, to waive any signature guarantee requirement.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds discourage short-term or other excessive trading (such as market timing) into and out of the Funds because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Funds do not accommodate frequent purchases and redemptions of Fund shares, other than the Government Money Fund, and reserve the right to reject or cancel (generally within one business day of receipt of the purchase order) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and, as applicable, transactions accepted by any shareholder’s Authorized Institution.

Money market funds are generally not effective vehicles for market timing activity since these types of funds seek to maintain a constant NAV of $1.00. In addition, the risks of frequent trading are not generally applicable to money market funds because they are cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as bank sweep vehicles (as the Government Money Fund is used), which generally eliminates the potential for disruptive trading. However, a money market fund may be used in conjunction with an exchange with a non-money market fund in order to facilitate market timing activity in the non-money market fund. With respect to exchanges between the Government Money Fund and any other non-money market Fund, frequent trading will be monitored in conjunction with the Funds’ frequent trading procedures as described below. The Government Money Fund reserves the right to reject or cancel (generally within one business day) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s Authorized Institution. The Government Money Fund may exercise such right in the event the Government Money Fund determines that a purchase or exchange order is disruptive to the portfolio management of the Government Money Fund or any other Fund.

The transfer agents for the Funds have procedures in place designed to detect and prevent market timing activity. The Adviser also participates in the enforcement of the Funds’ market timing prevention policy by monitoring transaction activity in the Funds. The Adviser and the transfer agents currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a “round trip”) within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or their transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Funds do attempt to review excessive trading at the omnibus level and work with each intermediary in enforcing the Funds’ policies and procedures if suspicious activity is detected. In addition, the Distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading. If the Funds or their service providers find what they believe may be market timing activity in an omnibus account with respect to the Funds, they will contact management of the Funds, who will review the activity and determine what action, if any, the Funds will take. Possible actions include

CITY NATIONAL ROCHDALE FUNDS | PAGE 60

contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Funds or their service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Funds through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

COMPLIANCE WITH APPLICABLE CUSTOMER IDENTIFICATION, VERIFICATION, AND ANTI-MONEY LAUNDERING REQUIREMENTS

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, you will be asked to provide certain information, which includes your name, address, date of birth, and other information that will serve as a basis to establish your identity. This information is subject to verification. The Funds are required by law to reject your investment if the required identifying information is not provided.

In certain instances, a Fund, or an Authorized Institution on behalf of a Fund, may be required to collect documents pursuant to certain applicable legal obligations. Documents provided in connection with your application will be used solely to establish and verify your identity. Attempts to collect missing information required on the application will be performed by contacting you or, if applicable, your broker or Authorized Institution. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined after receipt of your application in proper form. However, a Fund reserves the right to close your account if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of a Fund. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

CITY NATIONAL ROCHDALE FUNDS | PAGE 61

dividends and taxes

DIVIDENDS

Government Money Fund. The Government Money Fund declares dividends each day the NAV is calculated, pays dividends monthly, and distributes net capital gains, if any, at least once a year. Your dividends begin to accrue on the day your purchase order is settled for shares bought before 3:00 p.m., Eastern time for the Government Money Fund. The Government Money Fund will not credit you with dividends for shares on the day the Fund makes payment on your redemption request.

Muni High Income Fund. The Muni High Income Fund declares investment income daily and distributes it monthly as a dividend to shareholders. You will begin earning dividends on the Muni High Income Fund on the business day following your purchase order settlement. The Muni High Income Fund makes distributions of capital gains, if any, at least annually. If you own Muni High Income Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

Equity Funds and Fixed Income Opportunities Fund. The Fixed Income Opportunities Fund and Equity Funds declare and distribute investment income, if any, quarterly as a dividend to shareholders. The Equity Funds make distributions of capital gains, if any, at least annually. If you own Equity Fund shares on the Equity Fund’s record date, you will be entitled to receive the distribution.

All Funds. Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

Each Fund automatically reinvests your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution or the Fund, in writing or by telephone prior to the date of the dividend or distribution, of your election to: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash. Your election will be effective for all dividends and distributions paid after your notice is received if given five days prior to the record date of the distribution. To cancel your election, please write or call your Authorized Institution or the Fund, as applicable. Proceeds from dividends or distributions will normally be sent on the business day after dividends or distributions are credited to your account.

TAXES

The following discussion is very general and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state and local taxes, on distributions (other than exempt-interest dividends paid by the Muni High Income Fund from interest on municipal securities) received from a Fund, whether the distributions are paid in cash or additional shares. If you sell Fund shares or exchange them for shares of another Fund, it is generally considered a taxable event. If, however, you sell or exchange shares of the Government Money Fund, you generally will not have any gain or loss on the sale or exchange so long as the Government Money Fund maintains an NAV of $1.00 and, while you held such shares, has not made a distribution that is treated as a return of capital for tax purposes. The following table summarizes the tax status of certain transactions related to the Funds:

TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income; certain dividends potentially taxable at long-term capital gain rates
Exempt-interest dividends	Exempt from regular federal income tax

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Certain dividends may be “qualified dividend income,” which for non-corporate shareholders is taxed at reduced rates. A portion of the dividends received from a Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, constitute a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the Fund and constitute a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares of the applicable Fund.

Most distributions from the Muni High Income Fund are expected to be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or

CITY NATIONAL ROCHDALE FUNDS | PAGE 62

local income taxes. A portion of the Muni High Income Fund’s exempt-interest dividends may be subject to a federal AMT. The Funds other than the Muni High Income Fund do not expect to be eligible to distribute exempt-interest dividends.

Distributions derived from interest on U.S. Government securities (but not distributions of gain from the sale of such securities) may be exempt from certain state and local taxes. Consult your tax adviser for restrictions and details.

You may want to avoid buying shares of a Fund when the Fund is about to declare a taxable dividend or distribution that is not declared on a daily basis, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends (other than exempt-interest dividends), interest and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

A Fund’s dividends and other distributions are generally treated as received by shareholders when they are paid. However, if any dividend or other distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or other distribution will be treated as received by each shareholder on December 31 of the year in which it was declared.

After the end of the year, the Funds will provide you with information about the dividends and distributions you received and any redemptions of shares during the previous year.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a Fund may be subject to federal withholding tax. To the extent that a Fund’s distributions consist of ordinary dividends or other payments that are subject to withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Most distributions from the Muni High Income Fund are expected to be exempt-interest dividends, which are not subject to such withholding. Ordinary dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and original issue discount and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss.

If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds (except for proceeds from redemptions of Government Money Fund shares), dividends (including exempt-interest dividends), and other distributions. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. The backup withholding rate is currently 24%.

More information about taxes is contained in the Funds’ SAI.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

CITY NATIONAL ROCHDALE FUNDS | PAGE 63

financial highlights

The following financial highlights tables are intended to help you understand the Funds’ financial performance. Information for the fiscal year ended September 30, 2023, has been derived from financial statements audited by Cohen & Company, Ltd. (“Cohen”), the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements are included in the Funds’ 2023 Annual Report (available upon request; see the back cover of this Prospectus). Information presented in the financial highlights tables is for a single City National Rochdale Fund share outstanding throughout the year or period shown. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). As of March 6, 2023, Cohen, an independent registered public accounting firm located at 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as independent registered accounting firm to the Funds.

The financial statements for the fiscal years ended September 30, 2022, 2021, 2020 and 2019 were audited by the Fund’s prior independent registered public accounting firm.

CITY NATIONAL ROCHDALE FUNDS | PAGE 64

financial highlights/consolidated financial highlights
For a Share Outstanding Throughout Each Year For the year ended September 30, 2023

	Net Asset Value Beginning of Year	Net Investment Income†		Net Realized and Unrealized Gains (Losses) on Securities		Dividends from Net Investment Income	Distributions from Realized Capital Gains	Net Asset Value End of Year	Total Return‡	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets(1)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)	Portfolio Turnover Rate
City National Rochdale Government Money Market Fund
Class N (commenced operations on June 21, 1999)
2023	$1.00	$0.041		$(0.001)		$(0.040)	$—	$1.00	4.00%	$664,234	0.65%	4.07%	0.87%	—%
2022	1.00	0.004		0.000	*	(0.004)	—	1.00	0.39	347,551	0.29	0.30	0.86	—
2021	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	642,240	0.07	0.01	0.87	—
2020	1.00	0.003		0.001		(0.004)	—	1.00	0.42	523,559	0.38	0.27	0.88	—
2019	1.00	0.016		0.000	*	(0.016)	—	1.00	1.58	220,083	0.76	1.55	0.87	—
Class S (commenced operations on October 6, 1999)
2023	$1.00	$0.039		$(0.001)		$(0.038)	$—	$1.00	3.85%	$1,470,759	0.80%	3.93%	1.02%	—%
2022	1.00	0.003		-		(0.003)	—	1.00	0.34	725,394	0.39	0.35	1.02	—
2021	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	689,506	0.07	0.01	1.02	—
2020	1.00	0.003		0.000	*	(0.003)	—	1.00	0.35	421,153	0.50	0.31	1.03	—
2019	1.00	0.014		0.000	*	(0.014)	—	1.00	1.43	285,778	0.91	1.43	1.02	—
Servicing Class (commenced operations on April 3, 2000)
2023	$1.00	$0.043		$(0.001)		$(0.042)	$—	$1.00	4.31%	$5,910,646	0.35%	4.33%	0.57%	—%
2022	1.00	0.005		0.000	*	(0.005)	—	1.00	0.51	3,487,258	0.21	0.47	0.57	—
2021	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.02	3,440,097	0.07	0.01	0.57	—
2020	1.00	0.005		0.001		(0.006)	—	1.00	0.57	3,216,095	0.31	0.46	0.57	—
2019	1.00	0.019		0.000	*	(0.019)	—	1.00	1.89	2,036,891	0.46	1.87	0.57	—
City National Rochdale Municipal High Income Fund
Class N (commenced operations on December 30, 2013)
2023	$8.97	$0.36		$(0.31)		$(0.35)	$—	$8.67	0.44%	$616,138	1.08%	3.99%	1.08%	25%
2022	11.07	0.31		(2.10)		(0.31)	—	8.97	(16.47)	835,922	1.07	2.97	1.07	48
2021	10.61	0.33		0.46		(0.33)	—	11.07	7.51	1,235,195	1.07	3.03	1.07	15
2020	10.95	0.35		(0.34)		(0.35)	—	10.61	0.17	1,053,948	1.08	3.33	1.08	45
2019	10.57	0.38		0.39		(0.39)	—	10.95	7.47	894,519	1.08	3.60	1.08	33
Servicing Class (commenced operations on December 30, 2013)
2023	$8.98	$0.39		$(0.33)		$(0.37)	$—	$8.67	0.58%	$442,104	0.84%	4.24%	0.84%	25%
2022	11.08	0.33		(2.10)		(0.33)	—	8.98	(16.24)	592,435	0.82	3.22	0.82	48
2021	10.62	0.36		0.46		(0.36)	—	11.08	7.77	823,230	0.82	3.27	0.82	15
2020	10.95	0.38		(0.33)		(0.38)	—	10.62	0.52	608,688	0.83	3.58	0.83	45
2019	10.57	0.41		0.39		(0.42)	—	10.95	7.74	570,401	0.83	3.85	0.83	33

*	Amount represents less than $0.001.
†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

CITY NATIONAL ROCHDALE FUNDS | PAGE 65

financial highlights
For a Share Outstanding Throughout Each Year For the year ended September 30, 2023

	Net Asset Value Beginning of Year	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital		Net Asset Value End of Year	Total Return‡	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets(1)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)	Portfolio Turnover Rate
City National Rochdale Fixed Income Opportunities Fund
Class N (commenced operations on July 1, 2009)
2023	$18.60	$1.34	$0.71	$(1.69)	$—	$—		$18.96	11.44%	$2,184,165	1.13%	7.06%	1.13%	63%
2022*	23.39	1.16	(4.62)	(1.33)	—	—		18.60	(15.23)	3,070,638	1.09 (2)	5.44	1.09	94
2021*	22.57	1.21	1.04	(1.43)	—	—		23.39	10.14	4,111,912	1.10 (2)	5.14	1.10	117
2020*	24.22	1.53	(1.83)	(1.35)	—	—		22.57	(0.94)	3,739,101	1.10 (2)	6.66	1.11 (2)	143
2019*	24.72	1.36	(0.45)	(1.41)	—	—		24.22	3.83	3,416,111	1.09 (2)	5.53	1.10 (2)	180
City National Rochdale Equity Income Fund
Class N (commenced operations on June 1, 1999)
2023	$35.40	$0.96	$(0.42)	$(0.95)	$(4.46)	$—		$30.53	0.03%	$169,866	1.27%	2.76%	1.27%	32%
2022	40.58	1.02	(2.42)	(1.02)	(2.76)	—		35.40	(4.41)	202,680	1.12	2.47	1.17	24
2021	35.52	0.88	5.30	(1.12)	—	—		40.58	17.53	237,219	1.15	2.25	1.15	30
2020	41.01	0.73	(4.73)	(0.79)	(0.36)	(0.34)		35.52	(9.80)	222,097	1.15	1.95	1.15	20
2019	39.32	0.93	3.18	(1.12)	(1.30)	—		41.01	11.25	247,154	1.14	2.40	1.14	3
City National Rochdale U.S. Core Equity Fund
Institutional Class (commenced operations on December 3, 2012)
2023	$20.66	$0.19	$3.98	$(0.16)	$(0.46)	$—		$24.21	20.43%	$138	0.54%	0.81%	0.54%	28%
2022	26.49	0.17	(4.67)	(0.18)	(1.15)	—		20.66	(18.18)	126	0.52	0.70	0.52	28
2021	20.99	0.15	5.45	(0.10)	—	—		26.49	26.76	148	0.51	0.62	0.51	13
2020	19.32	0.10	2.21	(0.14)	(0.50)	—	^	20.99	12.20	5,633	0.56	0.52	0.56	14
2019	18.21	0.20	1.79	(0.19)	(0.69)	—		19.32	12.01	443	0.52	1.07	0.52	22
Class N (commenced operations on December 3, 2012)
2023	$20.46	$0.07	$3.94	$(0.04)	$(0.46)	$—		$23.97	19.85%	$209,330	1.04%	0.31%	1.04%	28%
2022	26.25	0.04	(4.62)	(0.06)	(1.15)	—		20.46	(18.61)	184,503	1.02	0.17	1.02	28
2021	20.73	0.02	5.53	(0.03)	—	—		26.25	26.79	230,767	1.01	0.07	1.01	13
2020	19.10	0.05	2.14	(0.06)	(0.50)	—	^	20.73	11.64	171,355	1.04	0.26	1.04	14
2019	18.01	0.10	1.78	(0.10)	(0.69)	—		19.10	11.49	157,700	1.02	0.57	1.02	22
Servicing Class (commenced operations on December 3, 2012)
2023	$20.52	$0.13	$3.96	$(0.10)	$(0.46)	$—		$24.05	20.18%	$154,879	0.79%	0.57%	0.79%	28%
2022	26.33	0.10	(4.64)	(0.12)	(1.15)	—		20.52	(18.42)	143,986	0.77	0.42	0.77	28
2021	20.77	0.08	5.54	(0.06)	—	—		26.33	27.13	187,735	0.76	0.32	0.76	13
2020	19.13	0.10	2.14	(0.10)	(0.50)	—	^	20.77	11.91	155,403	0.78	0.52	0.78	14
2019	18.04	0.15	1.77	(0.14)	(0.69)	—		19.13	11.74	164,894	0.77	0.83	0.77	22

†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.01 per share.
*	Includes Consolidated investments in Irish Subsidiary. See Note 1 in the Notes to Financial Statements.
(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(2)	The expense ratio includes acquired fund fee expenses from the investment in the Irish Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.09%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

CITY NATIONAL ROCHDALE FUNDS | PAGE 66

important terms to know

7-Day Yield — the dividend and interest earned by a Fund, and paid out during the seven-day period, minus any management fees incurred during those seven days.

Duration — a measure used to determine the sensitivity of a security’s price to changes in interest rates.

Liquidity — the ability to turn investments into cash.

Quality — the credit rating given to a security by a nationally recognized statistical rating organization.

Yield — the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

Bloomberg 60% Tax-Exempt High Yield/40% Municipal Investment Grade Custom Capped Custom Weighted Index Unhedged USD — an index that is comprised that is 60% of high yield municipal bonds and 40% of investment grade municipal bonds, with issuers capped at 1% of the index.

Bloomberg Emerging Markets High Yield Index — an index that includes U.S.-dollar denominated debt of sovereign, quasi-sovereign and corporate issuers in emerging market countries.

Bloomberg Global Aggregate Corporate Total Return Index Hedged USD — an index that provides a measure of global investment grade, fixed-rate corporate debt. This benchmark includes bonds from developed and emerging markets issuers within the industrial, utility and financial sectors.

Bloomberg Multiverse Total Return Index Value Hedged USD — an index that provides a broad based measure of the global fixed income bond market. The index is the union of the Bloomberg Global Aggregate Index and the Bloomberg Global High Yield Index.

Dow Jones U.S. Select Dividend Index — an index comprised of 100 stocks selected by dividend yield, subject to screens for dividend-per-share growth rate, dividend payout ratio and average daily dollar trading volume.

S&P 500 Index — a broad market-weighted average of U.S. blue-chip companies.

S&P Global Leveraged Loan Index — an index designed to measure the performance of the global senior loan market. This fixed-weight index is 75% weighted in the S&P/LSTA Leveraged Loan Index and 25% weighted in the S&P European Leveraged Loan Index.

CITY NATIONAL ROCHDALE FUNDS | PAGE 67

notice of privacy principles

The City National Rochdale Funds and their affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. The Funds have adopted a Privacy Policy to guide our conduct when we collect, use, maintain or release nonpublic personal information from our shareholders and prospective shareholders. Certain information regarding the Privacy Policy is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. A Fund may obtain nonpublic personal information from and about its shareholders and prospective shareholders from different sources, including the following: (i) information we receive from shareholders and prospective shareholders directly or through their financial intermediaries, on subscription agreements, forms or other documents; (ii) information about shareholder transactions with the Fund, its affiliates, or others; (iii) information about a shareholder’s transactions with nonaffiliated third parties; (iv) information from or about a shareholder collected online; and (v) information we receive from a consumer reporting agency. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to, among other things, understand and better meet their financial needs and requests, administer and maintain their accounts, provide them with our products and services, anticipate their future needs, protect them and us from fraud or unauthorized transactions, and meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues and applicable affiliates to limit the availability of all shareholder information within their respective organizations to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

We generally limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction or a shareholder request for a product or service; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

We maintain physical, electronic, and procedural safeguards that are designed to guard all shareholder information. In addition, we educate all our colleagues about the Privacy Policy and their obligations to maintain confidentiality and privacy of shareholder information as summarized in this Notice and we take appropriate disciplinary measures to enforce these obligations.

A full copy of the Funds’ Privacy Policy is available upon request from the Fund. Should you have any questions regarding the Privacy Policy, please contact your investment professional or the Funds at (888) 889-0799.

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for more information

CITY NATIONAL ROCHDALE FUNDS

Additional information is available free of charge in the Statement of Additional Information (“SAI”) for the Funds. The SAI is incorporated by reference (legally considered part of this document). In the Annual Report for the Funds, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports, please visit the Funds’ web site at citynationalrochdalefunds.com or contact:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(888) 889-0799

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and other similar documents you receive by sending only one copy of each to shareholders at the same address that we reasonably believe are from the same family. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-209-1967 to request individual copies of these documents. Once a Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Reports and other information about the Funds may be obtained:

●	free of charge, on the EDGAR database on the SEC’s website at www.sec.gov; or

●	for a duplication fee, by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call (888) 889-0799.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

The Funds’ Investment Company Act file number: 811-07923.

CNR-PS-022-2100

City National Rochdale Government Money Market Fund

City National Rochdale Municipal High Income Fund

City National Rochdale Fixed Income Opportunities Fund

City National Rochdale Equity Income Fund

City National Rochdale U.S. Core Equity Fund

STATEMENT OF ADDITIONAL INFORMATION

CITY NATIONAL ROCHDALE FUNDS

400 North Roxbury Drive, Beverly Hills, California 90210

CITY NATIONAL ROCHDALE GOVERNMENT MONEY MARKET FUND	CITY NATIONAL ROCHDALE EQUITY INCOME FUND
Servicing Class (CNIXX)	Servicing Class (CNRHX)
Class N (CNGXX)	Class N (RIMHX)
Class S (CNFXX)

CITY NATIONAL ROCHDALE MUNICIPAL HIGH INCOME FUND	CITY NATIONAL ROCHDALE U.S. CORE EQUITY FUND
Servicing Class (CNRMX)	Institutional Class (CNRUX)
Class N (CNRNX)	Servicing Class (CNRVX)
Class N (CNRWX)
CITY NATIONAL ROCHDALE FIXED INCOME OPPORTUNITIES FUND
Servicing Class (CNRZX)
Class N (RIMOX)

January 29, 2024

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (the “FDIC”) or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank (“CNB”) or Royal Bank of Canada. Investing in mutual funds and other securities involves risks, including possible loss of principal.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated January 29, 2024, which may be amended from time to time (the “Prospectus”), for the City National Rochdale Government Money Market Fund (the “Government Money Fund”), the City National Rochdale Municipal High Income Fund (the “Muni High Income Fund”), the City National Rochdale Fixed Income Opportunities Fund (the “Fixed Income Opportunities Fund”), the City National Rochdale Equity Income Fund (the “Equity Income Fund”) and the City National Rochdale U.S. Core Equity Fund (the “U.S. Core Equity Fund”).

The Equity Income Fund and the U.S. Core Equity Fund are referred to herein as the “Equity Funds.” The Muni High Income Fund and the Fixed Income Opportunities Fund are referred to herein as the “Bond Funds.” The Equity Funds, the Bond Funds and the Government Money Fund are referred to herein as the “Funds.”

Each Fund is a series of City National Rochdale Funds (the “Trust”), an open-end, management investment company. Prior to September 10, 2013, the name of the Trust was “CNI Charter Funds.” Audited financial statements for each of the Funds contained in the Annual Report to Shareholders of the Trust for the fiscal year ended September 30, 2023, are incorporated herein by reference.

To obtain a free copy of the above-referenced Prospectus or Annual Report for the Trust, please call (888) 889-0799 or visit citynationalrochdalefunds.com.

TABLE OF CONTENTS

THE FUNDS	3
INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS	4
INVESTMENT RESTRICTIONS	59
MANAGEMENT OF THE TRUST	64
PORTFOLIO TRANSACTIONS	87
DISTRIBUTIONS AND TAXES	89
SHARE PRICE CALCULATION	104
DISTRIBUTION PLAN	107
SHAREHOLDER SERVICES AGREEMENT	108
MARKETING AND SUPPORT PAYMENTS	110
EXPENSES	111
CODES OF ETHICS	111
DISCLOSURE OF PORTFOLIO HOLDINGS	111
PROXY VOTING	113
GENERAL INFORMATION	114
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	115
PERFORMANCE INFORMATION	119
PURCHASE AND REDEMPTION OF SHARES	121
OTHER INFORMATION	123
FINANCIAL STATEMENTS	123
APPENDIX A – PROXY VOTING POLICIES	A-1
APPENDIX B – RATINGS OF INVESTMENT SECURITIES	B-1

THE FUNDS

The various classes of shares of each Fund were first offered on the following dates:

Fund	Institutional Class	Servicing Class	Class N	Class S
Government Money Fund	N/A	4/3/00	6/21/99	10/6/99
Muni High Income Fund	N/A	12/30/13	12/30/13	N/A
Fixed Income Opportunities Fund(1)	N/A	N/A	7/1/09	N/A
Equity Income Fund(1)	N/A	N/A	6/1/99	N/A
U.S. Core Equity Fund	12/3/12	12/3/12	12/3/12	N/A

(1)	For each of the Fixed Income Opportunities Fund and the Equity Income Fund, the inception dates shown above reflect the inception date of the corresponding share class of its Rochdale Predecessor Fund, as defined below.

Each of the Fixed Income Opportunities Fund and the Equity Income Fund commenced operations on March 29, 2013, the effective date of the acquisition by each such Fund of the assets and liabilities of each corresponding series (each a “Rochdale Predecessor Fund” and collectively the “Rochdale Predecessor Funds”) of Rochdale Investment Trust, a registered investment company organized on March 10, 1998, for which Rochdale Investment Management, LLC (“Rochdale”) served as investment adviser.1 Effective September 10, 2013, Rochdale changed its name to City National Rochdale, LLC (“City National Rochdale” or the “Adviser”). City National Rochdale is an affiliate of CNB. As of the date of the acquisition, all of the holders of issued and outstanding shares of each Rochdale Predecessor Fund received Class N shares of the corresponding Fund. Except as set forth below, each of the Fixed Income Opportunities Fund and the Equity Income Fund has substantially similar investment goals, policies and strategies as the corresponding Rochdale Predecessor Fund. The Dividend & Income Fund adopted investment goals and investment strategies and policies identical to those of its Rochdale Predecessor Fund. In accordance with regulatory requirements, effective as of October 1, 2021, in connection with the change of the Fund’s name to Equity Income Fund, the Fund adopted a policy that under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) consists of equity securities. The adoption of this policy did not result in any material changes to the Fund’s investment program. As compared to the Funds, the Rochdale Predecessor Funds had a different board of trustees and some different service providers. In addition, the Rochdale Predecessor Funds’ fiscal year ended December 31, while the Funds’ fiscal year ends September 30. City National Rochdale also serves as investment adviser to the company organized under the laws of Ireland in which the Fixed Income Opportunities Fund invests (the “Irish Company”).

City National Rochdale currently serves as investment adviser to each Fund. Prior to September 10, 2013, City National Asset Management, Inc. (“CNAM”), a wholly-owned subsidiary of CNB, served as investment adviser to the Government Money Fund and the U.S. Core Equity Fund as further described below under “Management of the Trust – Adviser.” Effective September 10, 2013, CNAM reorganized into City National Rochdale. References to the “Adviser” for periods before September 10, 2013, refer to CNAM with respect to the Government Money Fund and the U.S. Core Equity Fund, and refer to Rochdale with respect to the Fixed Income Opportunities Fund and the Equity Income Fund.

Effective January 31, 2008, the then-existing Class A shares of the Funds were redesignated as Class N shares. There were no changes to the rights, fees or expenses of the Class A shares or services provided to Class A shareholders in connection with the change of designation to Class N.

Effective November 28, 2012, the then-existing Institutional Class shares of the Government Money Fund were redesignated as Servicing Class shares. There were no changes to the rights, fees or expenses of the Institutional Class shares or services provided to Institutional Class shareholders in connection with the change of designation to Servicing Class.

On September 17, 2013, the Board of Trustees of the Trust approved the reorganization of the City National Rochdale Diversified Equity Fund (the “Diversified Equity Fund”) into the U.S. Core Equity Fund (the “Diversified Fund Reorganization”). The Shareholders of the Diversified Equity Fund approved the Diversified Fund Reorganization and the Diversified Fund Reorganization closed on March 21, 2014.

[1]	Effective March 29, 2013, the Rochdale Dividend & Income Portfolio series of Rochdale Investment Trust reorganized into the City National Rochdale Dividend & Income Fund (the “Dividend & Income Fund”), which changed its name to City National Rochdale Equity Income Fund effective October 1, 2021.

Each Fund is a diversified fund, which means that it may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer and in not more than 10% of the outstanding voting securities of an issuer. These limits do not apply to cash, Government securities, and securities of other investment companies.

Effective September 7, 2022, the Trust added Servicing Class shares to the Fixed Income Opportunities Fund and the Equity Income Fund, which were the only series of the Trust that did not previously offer Servicing Class shares. Servicing Class shares of the Funds are available only to clients of managed account programs of City National Bank and the Adviser, and certain retirement plan platforms. Servicing Class shares differ from the Funds’ other share classes in that they are subject to shareholder servicing fees, but they are not subject to distribution fees pursuant to a Rule 12b-1 plan. Servicing Class shares of the Fixed Income Opportunities Fund and the Equity Income Fund are not currently available for purchase.

As the investment adviser to the Fixed Income Opportunities Fund, City National Rochdale allocates portions of the Fund’s assets among one or more of Alcentra Limited (“Alcentra”), Alcentra NY, LLC (“Alcentra NY”), AllFinancial Partners II, LLC (“AllFinancial”), Federated Investment Management Company (“Federated”), Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC (“Seix”), and T Rowe Price Associates, Inc. (“T. Rowe Price”) (each a “Sub-Adviser” and collectively the “Sub-Advisers”). Each of the Sub-Advisers serves as a sub-adviser to the Fixed Income Opportunities Fund, as described more fully below. City National Rochdale directly manages a portion of the Fixed Income Opportunities Fund.

INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS

The Prospectus describes the principal and material non-principal strategies and risks of investing in each Fund. This SAI provides additional information about the Funds’ principal strategies and risks and further describes non-principal strategies and risks of the Funds that an investor should also consider.

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis that began in 2007; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, geopolitical and economic instability in various countries and regions; economic stimulus by governments and central banks, including the Federal Reserve in the United States; steep declines in oil prices; dramatic changes in currency exchange rates; pandemics, epidemics and other similar circumstances in one or more countries or regions; terrorism, wars, and international conflicts; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. In times of market volatility or dramatic reductions in trading activity, among other issues, it is difficult for a Fund to properly value its investments and a Fund may not be able to purchase or sell an investment at an attractive price, if at all. It is impossible to predict whether such conditions will recur. Because such situations may be widespread and/or ongoing, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

GOVERNMENT MONEY FUND

Government Money Fund. The Fund invests at least 99.5% of its total assets in cash, U.S. Treasury securities and other government securities guaranteed or issued by an agency or instrumentality of the U.S. Government, and/or repurchase agreements that are fully collateralized by cash or government securities. In addition, it is a fundamental policy of the Fund to invest, under normal conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities and/or repurchase agreements that are fully collateralized by government securities.

Money Market Fund Risks. The Government Money Fund will invest in securities which the Adviser has determined, according to procedures approved by the Board and factors set forth under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), to present minimal credit risk. The procedures and guidelines approved by the Board are intended to enable the Adviser to minimize the credit risk with respect to the securities in the Government Money Fund’s portfolio, but there can be no absolute assurance that the Adviser will be successful in this regard. If issuer defaults nevertheless occur representing a sufficiently large portion of the Government Money Fund’s portfolio, the Fund may be unable to maintain a stable net asset value of $1.00 per share.

INVESTMENTS

Investments by the Funds may include the following types of securities. With respect to the Fixed Income Opportunities Fund and any Fund that invests in Underlying Funds (as defined below), references in this section to investments by a Fund include the Fund’s “direct” investments as well as its “indirect” investments (i.e., investments by the Underlying Fund or by the Irish Company in which the Fixed Income Opportunities Fund invests, as applicable).

Asset-Backed Commercial Paper. The Fixed Income Opportunities Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in asset-backed commercial paper (“ABCP”) and other Eligible Securities (as defined below). ABCP is issued by structured investment vehicles or other conduits, and typically has an original term to maturity of up to 270 days. Payment is supported by cash flows from large pools of assets with large numbers of revolving obligors, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. The structured investment vehicles or other conduits issuing the ABCP are sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities.

The credit quality of most ABCP depends primarily on the credit quality of the underlying assets, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities. Payments or distributions of principal and interest on ABCP depend primarily on the cash collections received from the underlying asset portfolio and the conduit’s ability to issue new ABCP. A fund investing in such securities may incur losses in the event or credit or market value deterioration in the underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from such risks, payment may also be supported with various protections such as credit enhancements, liquidity support, various forms of cash collateral accounts or letters of credit, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default.

Asset-Backed Securities. The Fixed Income Opportunities Fund will (as a principal investment strategy) and all of the other Funds may (as a non-principal investment strategy) invest in asset-backed securities. These types of securities represent a direct or indirect participation in, or are secured by and payable from, cash flows from pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements.

Payment of principal and interest on asset-back securities may largely depend upon the cash flows generated by the assets backing the securities. In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Asset-backed securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund’s portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset- backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund’s yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates.

The values of asset-backed securities are affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and the exhaustion of any credit enhancement. In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Asset backed securities may present certain risks not relevant to mortgage-backed securities. Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities, which may result in difficulty in valuing asset-backed securities.

Bank Loans. The Fixed Income Opportunities Fund may invest in bank loans as a principal investment strategy. Fixed income assets, including bank loans, pay fixed, variable or floating rates of interest. The value of such assets will change in response to fluctuations in market spreads and interest rates. In particular, a decline in the level of the Secured Overnight Financing Rate (“SOFR”) or any other applicable floating rate index could reduce the interest payments that a Fund receives with respect to such investments. In addition, the value of certain fixed-income assets can decrease in response to changes or perceptions of changes in issuers’ creditworthiness, foreign exchange rates, political stability or soundness of economic policies, among other considerations.

The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result of these limitations, bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments. The lack of an active trading market may also make it more difficult to value floating rate loans. The Fixed Income Opportunities Fund may invest in U.S. and non-U.S. bank loans.

Loans and other forms of indebtedness may be structured such that they are not securities under securities laws. As such, it is unclear whether loans and other forms of direct indebtedness offer securities law protections, such as those against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurance that fraud or misrepresentation will not occur with respect to the loans and other investments in which a Fund invests, the Funds rely on the Adviser or relevant Sub-Adviser’s research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect a Fund.

Bank Obligations. The Fixed Income Opportunities Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in all types of bank obligations, including bank notes, bank loans, bankers’ acceptances, certificates of deposit, and interest-bearing time or other interest-bearing deposits in commercial or savings banks. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by commercial banks. Bankers’ acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. A certificate of deposit (a “CD”) is an interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of CDs of each held by the Fund) and are subject to the federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result of these limitations, the bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

Borrowing Policy. The Fixed Income Opportunities Fund and the Equity Income Fund may borrow money as permitted by Section 18 of the 1940 Act and the rules and regulations thereunder, which limit a Fund to borrowing in an amount up to 33 1/3% of the value of the Fund’s total assets. The Fixed Income Opportunities Fund, together with the Irish Company, complies with the requirements of Section 18 on an aggregate basis. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis will not be deemed the borrowing of money. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of a Fund will increase more when such Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.

The Government Money Fund, the Muni High Income Fund and the U.S. Core Equity Fund may not borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to 33 1/3% of the value of each Fund’s total assets in order to meet redemption requests without immediately selling any portfolio securities. The Trust has entered into a line of credit agreement with the Trust’s custodian for this purpose. A Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

Business Development Companies. The Fixed Income Opportunities Fund may invest (as a non-principal investment strategy) in business development companies (“BDCs”), which are a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors in such companies may not be able to make a fully informed investment decision. A manager of a BDC may be entitled to compensation based on the BDC’s performance, which may result in the manager of the BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may use leverage in its investment strategy. The BDC’s asset coverage after the use of leverage or the incurrence of indebtedness, however, must equal at least 200% (i.e., the debt-to-equity ratio must not be greater than 1:1), or at least 150% (i.e., the debt-to-equity ratio must not be greater than 2:1) if the BDC complies with certain conditions and procedural requirements. BDCs generally invest in less mature private companies, which involve greater risk than investment in well-established, publicly-traded companies. Investments made by BDCs are generally less liquid than publicly-traded securities, which may make it difficult to sell such investments and could result in losses to the Fund. BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the investment performance of a small number of investments, or even a single investment. Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a BDC held by the Fund, may increase the cost of borrowing to that BDC, thereby adversely impacting the Fund’s returns or resulting in losses. Credit downgrades also may result in requirements on a BDC to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

Collateralized Debt Obligations. The Fixed Income Opportunities Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Commercial Paper and Other Short-Term Corporate Obligations. The Government Money Fund, the Bond Funds and the Equity Income Fund (as a non-principal investment strategy) may invest in commercial paper. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. Other short-term corporate obligations include variable amount master demand notes, which are obligations that permit a Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. The value of commercial paper and other securities in the Funds’ portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner. Such obligations frequently are not rated by credit rating agencies.

Concentration. None of the Funds may concentrate (i.e., invest more than 25% of a Fund’s net assets) in any industry or group of industries, except that a Fund (other than the Equity Income Fund) may invest more than 25% of its net assets in the securities of other registered investment companies and each Fund may invest more than 25% of its net assets in securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Additionally, the Fixed Income Opportunities Fund may invest more than 25% of its net assets in repurchase agreements secured by obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Convertible Securities and Warrants. The Bond Funds and the Equity Funds may (as a non-principal investment strategy) invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price or stated rate within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Corporate Bonds. The Fixed Income Opportunities Fund (as a principal investment strategy) and the Muni High Income Fund and the Equity Funds (as a non-principal investment strategy) may invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Credit Linked Notes. The Fixed Income Opportunities Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in credit linked notes (“CLNs”), which are a type of hybrid instrument in which a special purpose entity (the “Note Issuer”) issues a structured note that is in general intended to replicate a single bond, a portfolio of bonds, or with respect to the unsecured credit of an issuer (the “Reference Instrument”). The purchaser of a CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a high rated funded asset (such as a bank CD) plus an additional premium that relates to taking on the credit risk of the Reference Instrument. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Instrument nor a restructuring of the issuer of the Reference Instrument (a “Restructuring Event”) or (ii) the value of the Reference Instrument, if an Event of Default or Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Instrument in the event of an Event of Default or a Restructuring Event. Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the Reference Instrument(s). However, almost any type of fixed income security (including foreign government securities) or derivative contract (such as a credit default swap) can be used as the Reference Instrument.

Cybersecurity Risk. Investment companies, such as the Trust, and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Funds or its service providers, including the Adviser, the Sub-Advisers, the Funds’ custodian, the Funds’ transfer agent, any intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their net asset values, cause the release of private shareholder information or confidential company information, impede trading, subject the Funds to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such portfolio companies to lose value.

Derivatives. Certain Funds may use various types of derivatives (“Financial Instruments”) as non-principal investment strategies for various reasons, including as a substitute for other investments, to attempt to enhance a portfolio’s total return or yield, or to hedge or otherwise alter the investment characteristics of a portfolio. Except as otherwise provided in the Prospectus, this SAI or by applicable law, each such Fund may purchase and sell any type of Financial Instrument, including those which may become available in the future as the Adviser or a Sub-Adviser develops new techniques and as new Financial Instruments or other techniques are developed. As with any other investment or investment technique, any such Fund may choose not to make use of derivatives for a variety of reasons (including cost considerations), and there can be no assurance that any derivatives strategy employed will be successful.

The regulation of commodity and derivatives markets and transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in 2010, granted significant authority to the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the Funds, and imposes new requirements and restrictions on investments in derivatives made by such investment companies. Rule 18f-4 requires investment companies that enter into derivatives transactions and certain other transactions that create future payment or delivery obligations to, among other things, (i) comply with a value-at-risk (“VaR”) leverage limit, and (ii) adopt and implement a comprehensive written derivatives risk management program (“DRMP”). These and other requirements apply unless a Fund qualifies as a “limited derivatives user,” which Rule 18f-4 defines as a fund that limits its derivatives exposure to 10% of its net assets. The DRMP is administered by a “derivatives risk manager,” who is appointed by a fund’s board and periodically reviews the DRMP and reports to the board. The Funds intend to qualify as “limited derivatives users” as defined in Rule 18f-4, and have adopted policies and procedures to monitor compliance with such exception. The requirements of Rule 18f-4 may limit a Fund’s ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or its performance. Rule 18f-4 may not be effective in limiting a Fund’s risk of loss from derivatives. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Derivatives, Generally. Certain additional risk factors related to derivatives are discussed below:

Counterparty Risk. Counterparty risk with respect to over-the-counter (“OTC”) derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and credit default index swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Each Fund will hold cleared derivatives through accounts at clearing members, which are futures commission merchants that are members of the clearing houses and which have the appropriate regulatory approvals to engage in swaps. A Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser or Sub-Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Futures and Options on Futures. The Bond Funds and the Equity Funds may invest in futures contracts and options on futures contracts as a non-principal investment strategy. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain; if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations. These Funds may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. These Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations, or increases in initial margin requirements, may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return. No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked-to-market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

Futures and options on futures are regulated by the CFTC. The Adviser has claimed an exclusion from the definition of “commodity pool operator” and the relevant Sub-Advisers have claimed exemption from the definition of “commodity trading advisor” under the Commodity Exchange Act, and therefore none of them is subject to registration or regulation as a commodity pool operator or commodity trading advisor, as applicable, under the Act, in connection with their management of the Funds’ assets. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions). In the future, if a Fund’s use of futures, options as futures, or swaps requires the Adviser to register as a commodity pool operator with the CFTC, the Adviser will do so at that time.

Inverse Floaters. The Funds may as a non-principal investment strategy invest in municipal securities the interest rates of which bear an inverse relationship to the interest rate on another security or the value of an index (“Inverse Floaters”). An investment in Inverse Floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the Inverse Floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse Floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

Options on Securities, Securities Indices and Currencies. The Bond Funds and the Equity Funds may as a non-principal investment strategy purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which that Fund may invest. These Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

Each of these Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. Each of these Funds normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period. Puts and calls on indices are similar to puts and calls on securities, except that all settlements are in cash and gain or loss depends on changes in the index and the amount of cash is equal to the difference between the closing price of the index and the exercise price times a specified multiple which determines the total dollar value for each point of such difference.

Each of these Funds may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although these Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund’s giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund’s ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction. A covered put option gives the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund’s total assets.

Options on indices may, depending upon the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a Fund to enter into any closing transaction.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds’ option orders.

Over-the-Counter Derivatives Transactions. The Dodd-Frank Act created a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. For instance, bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser or Sub-Adviser and verified in appropriate cases. As bilateral OTC transactions are made directly with dealers, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third-party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which a Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. Each Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for a Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as a Fund that execute derivatives contracts through an SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, a Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a Fund. In general, the use of Financial Instruments may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a Fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

•	Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon an adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency. Even if the adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

•	A Fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A Fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a Fund continues to be subject to investment risk on the Financial Instrument. A Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

•	Certain Financial Instruments transactions may have a leveraging effect on a Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a Fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

•	Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain OTC options and swaps, may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities.

•	In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a Fund incurring substantial losses and/or not achieving anticipated gains.

•	Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, a Fund might be in a better position had it not attempted to hedge at all.

•	Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. If a Fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

•	Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

•	Certain Financial Instruments transactions, including certain options, swaps, forward contracts, futures and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a Fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

•	Swaps involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swaps, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swaps or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a Fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

•	Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, a Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

•	Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

•	Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•	Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in a Fund that invests largely in municipal securities.

Swaps. The Bond Funds and the Equity Income Fund invest in swaps as a non-principal investment strategy. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon measures such as prices, interest rates or indices. The nominal amount on which these cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indices or inflation rates.

Swaps may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap would be likely to decline, potentially resulting in losses.

Generally, a swap has a fixed maturity date that is agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap either by assignment or by other disposition, or by entering into an offsetting swap with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap can be a form of leverage, which can magnify a Fund’s gains or losses.

Credit Default Swaps. A typical credit default swap (“CDS”) involves an agreement to make a series of payments by the buyer in exchange for receipt of payment by the seller if the loan defaults. In the event of default the buyer of the CDS receives compensation (usually the face value of the loan), and the seller of the CDS takes possession of the defaulted loan.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Direct Lending Exposure Risk. The Fixed Income Opportunities Fund may invest (as a non-principal investment strategy) in BDCs that make direct loans and engage in direct lending, which practice involves certain risks. If a loan is foreclosed, a BDC could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. As a result, the BDC may be exposed to losses resulting from default and foreclosure. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying assets will further reduce the proceeds and thus increase the loss. There is no assurance that a BDC will correctly evaluate the value of the assets collateralizing the loan. In the event of a reorganization or liquidation proceeding relating to the borrower, a BDC may lose all or part of the amounts advanced to the borrower. There is no assurance that the protection of a BDC’s interests is adequate, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, there is no assurance that claims will not be asserted that might interfere with enforcement of a BDC’s rights.

There may be no restrictions on the credit quality of a BDC’s loans. Loans may be deemed to have substantial vulnerability to default in payment of interest and/or principal. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced on loans in which a BDC has invested. Certain of the loans in which a BDC may invest have large uncertainties or major risk exposures to adverse conditions, and may be considered to be predominantly speculative. Generally, such loans offer a higher return potential than better quality loans, but involve greater volatility of price and greater risk of loss of income and principal. The market values of certain of these loans also tend to be more sensitive to changes in economic conditions than better quality loans.

Loans to issuers operating in workout modes or under Chapter 11 of the U.S. Bankruptcy Code or the equivalent laws of member states of the European Union are, in certain circumstances, subject to certain potential liabilities that may exceed the amount of the loan.

Various state licensing requirements could apply to a BDC with respect to investments in, or the origination and servicing of, loans and similar assets. In states in which it is licensed, the BDC or its manager will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the BDC’s or its manager’s ability to take certain actions to protect the value of its investments in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the BDC’s or its manager’s license, which could require the BDC to divest assets located in or secured by real property located in that state.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent a BDC seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the BDC will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the BDC may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the BDC and its investments.

Any of the factors referred to above could adversely impact the Fund’s investment in such a BDC and could cause the Fund to suffer losses.

Equity Securities. The Equity Funds and the Fixed Income Opportunities Fund will (as a principal investment strategy), and the Muni High Income Fund may (as a non-principal investment strategy), invest in equity securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, preference stock warrants and other rights to acquire such instruments. Holders of equity securities are not creditors of the issuer and, in the event the issuer is liquidated, would be entitled to their pro rata share of the issuer’s asset, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid. Investments in equity securities in general are subject to market risks and fluctuation in value due to earnings, economic conditions and other factors that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small- or medium-sized companies are often traded OTC, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, it ordinarily does not have voting rights and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stocks may also permit the issuer to redeem the stock.

Preference stock is a special type of common stock that shares in the earnings of a company, has limited voting rights, may have a dividend preference, and may also have liquidation preference. Preference stocks are more common in emerging markets than in developed markets.

Warrants and rights may be acquired by a Fund in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed-income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Eurodollar Certificates of Deposit. The Bond Funds and the U.S. Core Equity Fund may invest in Eurodollar certificates of deposit as a non-principal investment strategy. Before investing in Eurodollar certificates of deposit, the Adviser will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes, including withholding taxes.

Exchange-Traded Funds (“ETFs”). The Fixed Income Opportunities Fund may invest in ETFs as a principal investment strategy, and the Muni High Income Fund and the Equity Funds may invest in ETFs as a non-principal investment strategy. ETFs are registered investment companies that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as unit investment trusts (“UITs”). Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in large aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities designated by the ETF, (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the shares and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the investor will receive securities designated by the ETF (“Redemption Securities”) and a cash payment in an amount equal to the difference between the net asset value of the shares being redeemed and the net asset value of the Redemption Securities.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

A Fund’s investments in any ETF may be limited by the 1940 Act and SEC rules. See “Investment Company Shares” below.

Exchange-Traded Notes. The Fixed Income Opportunities Fund and the Equity Income Fund may invest in exchange-traded notes (“ETNs”) as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indices. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Fund will generally invest in ETNs which are linked to commodities indices. A Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

Fixed Income Securities. The Government Money Fund and the Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of the Funds’ fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. These fluctuations will generally be greater for longer-term securities than for shorter-term securities. Investors should recognize that, in periods of declining interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing these Funds’ current returns. In periods of rising interest rates, the opposite can be expected to occur. Changes in the ability of an issuer to make payments of interest and principal when due, in the market’s perception of the issuer’s creditworthiness, and in the rating of any fixed income security by NRSROs also affect the market value of that issuer’s debt securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds’ net asset values. See attached Appendix B for a discussion of fixed income ratings.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

These Funds’ performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

Following the financial crisis that began in 2007, the U.S. Government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels and by purchasing large quantities of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities on the open market (“Quantitative Easing”). Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. In 2022, the Federal Reserve began to unwind its balance sheet by not replacing existing bond holdings as they mature (“Quantitative Tightening”). Also in 2022, the Federal Reserve began raising the federal funds rate in an effort to fight inflation. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. Government interventions such as those described above may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are at historically low levels. Thus, a Fund that invests in fixed income securities currently faces a heightened level of interest rate risk.

Foreign Securities. The Fixed Income Opportunities Fund (as a principal investment strategy) and the Muni High Income Fund and the Equity Funds (as a non-principal investment strategy) may invest in securities issued by companies organized or principally doing business in foreign countries and by governments of foreign countries.

Depositary Receipts. Each Fund other than the U.S. Core Equity Fund makes its foreign investments by investing in American Depositary Receipts (“ADRs”). The U.S. Core Equity Fund may invest in ADRs and securities of foreign issuers registered on the New York Stock Exchange (“NYSE”) or NASDAQ. ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are publicly trades on exchanges or over-the- counter in the United States, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. In addition, in a sponsored ADR arrangement the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement the depositary’s transaction fees are paid by the ADR holders. For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

Economic, Political, Geopolitical and Social Factors. Certain foreign countries may be subject to a greater degree of economic, political, geopolitical and social instability than the United States. Such instability my result from, among other things, authoritarian governments or military involvement in political and economic decision making; popular unrest associated with demands for improved economic, political and social conditions; internal insurgencies; terrorism; hostile relations with neighboring countries; and ethnic, religious and racial conflict. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payment position. Foreign investments also involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); and default in foreign government securities. Such economic, political, geopolitical and social instability could significantly disrupt the financial markets in such countries and regions, the values of foreign investments, and the ability of the issuers in such countries and regions to repay their obligations.

In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Emerging Market Securities. The Fixed Income Opportunities Fund (as a principal investment strategy) and the Equity Income Fund (as a non-principal investment strategy) may invest in securities of companies in emerging markets. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Central and Eastern Europe and the former Soviet Union, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic and political conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have more government exchange controls, more volatile interest or currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available information about issuers in emerging markets than is available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, may be unable to inspect audit work and practices in certain countries. The PCAOB’s limited ability to oversee the operations of accounting firms in such countries would mean that inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact a Fund’s investments in such companies. Emerging market countries may also have currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities and a lack of a banking and securities infrastructure to handle such trading, and less liquid securities markets. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. A Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect a Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for a Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments.

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, have, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres (including expropriation, nationalization and confiscation of assets and property, and restrictions on foreign investments and on repatriation of capital invested) and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and rescheduling of, repayments with respect to many countries’ debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

There may be restrictions on imports from certain countries, such as Russia, and dealings with certain state-sponsored entities. For example, following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States signed an Executive Order in June 2021 affirming and expanding U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser or a Sub-Adviser otherwise believes is attractive, a Fund may incur losses.

Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non- governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The European Union (“EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic, and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. A Fund may also be susceptible to these events to the extent that the Fund invests in municipal securities with credit support by non-U.S. financial institutions.

Developments in the China Region. After nearly 30 years of unprecedented growth, the People’s Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China’s regional trading partners to suffer, and could cause further disruption to regional and international trade. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

China and other developing market countries may be subject to considerable degrees of economic, political, geopolitical and social instability. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. The Chinese economy could be adversely affected by supply chain disruptions. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries.

Sanctions or other government actions against certain countries could negatively impact a Fund’s investments in securities that have exposure to that country. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political, geopolitical and social instability. In addition, the U.S. Government has imposed restrictions on U.S. investor participation in certain Chinese investments designated as related to the Chinese military. These matters could adversely affect China’s economy and the value of Chinese companies, and cause a Fund to incur losses.

Foreign Currencies. Certain securities in which the Fixed Income Opportunities Fund and the Equity Income Fund invest may be denominated in foreign currencies, the values of which will be affected by changes in currency exchange rates and exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s securities denominated in the currency. Such changes also affect the Fund’s income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and the Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Adviser’s ability to predict movements in exchange rates.

Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Some countries in which the Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on a Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a “foreign premium” on capital investments available to foreign investors such as the Funds. A Fund may pay a “foreign premium” to establish an investment position which it cannot later recoup because of changes in that country’s foreign investment laws.

The Funds may endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, and by exchange control regulations, as well as indigenous economic and political developments.

The Adviser (and each Sub-Adviser, as relevant) considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Funds’ assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Adviser (and each Sub-Adviser, as relevant) also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

Foreign Securities Markets and Regulations. There is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Further, the Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions, which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Any delay in selling a portfolio security due to settlement problems could result in loss to a Fund if the value of the portfolio security declined, or result in claims against a Fund if it had entered into a contract to sell the security. Settlement delays could also impact the liquidity of a Fund’s portfolio. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at desirable times.

Foreign Sovereign Debt Securities. The Fixed Income Opportunities Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in fixed and floating rate high yield foreign sovereign debt securities. Such investments will expose a Fund to the direct or indirect consequences of political, social or economic changes in countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

Frontier Market Securities. The Fixed Income Opportunities Fund may invest in securities of companies in frontier markets as a principal investment strategy. Frontier market countries are a sub-set of emerging market countries the capital markets of which are generally less developed, less liquid and have lower market capitalization than those of the more developed, “traditional” emerging markets but which still demonstrate a relative market openness to and accessibility for foreign investors. These countries typically are located in the Asia-Pacific region, Central and Eastern Europe and the former Soviet Union, the Middle East, Central and South America, and Africa. Frontier market countries generally have smaller economies and even less developed capital markets with relatively newer and less tested regulatory and legal systems than traditional emerging markets, and, as a result, the risks discussed above with respect to emerging markets are magnified in frontier market countries. Securities issued by borrowers in frontier market countries are often subject to extreme price volatility and illiquidity and effects stemming from government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and relatively new and unsettled securities laws.

Investments in the Irish Company. The Fixed Income Opportunities Fund may invest up to 15% of its net assets in life insurance policies and related interests purchased through life settlement transactions. The Fund may invest in life insurance policies directly or by investing in the Irish Company. The Fund generally gains exposure to policies through the Irish Company. The Irish Company is treated as a “controlled foreign corporation” (a “CFC”) for U.S. federal income tax purposes.

The principal purpose of investment in the Irish Company is to allow the Fixed Income Opportunities Fund to gain exposure to life insurance policies within the limitations of the federal tax law requirements applicable to regulated investment companies. The Internal Revenue Service (“IRS”) has previously issued a number of private letter rulings confirming that, in general, income derived from a fund’s offshore subsidiary would not jeopardize the fund’s ability to meet the source-of-income requirements applicable to regulated investment companies under federal tax law, whether or not the offshore subsidiary makes annual distributions. The IRS is no longer issuing rulings to that effect. Under U.S. federal income tax law, the Fund’s income attributable to the Irish Company will be treated as qualifying income to the extent of appropriate annual payments by the Irish Company to the Fund. The Irish Company intends to pay substantially all its net income and gain each year to the Fund. The tax treatment of the policies and the Fixed Income Opportunities Fund’s investments in the Irish Company may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the Fund’s taxable income or gains and of distributions made by the Fund.

The Irish Company is a company organized under the laws of Ireland and is overseen by its own board of directors. The Irish Company is advised by the Adviser.

The Irish Company (unlike the Fixed Income Opportunities Fund) may invest an unlimited portion of its net assets in life insurance policies. However, the Irish Company otherwise is subject to the Fixed Income Opportunities Fund’s investment restrictions and other policies. The Irish Company also may invest in other instruments, including fixed income securities, cash and cash equivalents and U.S. Government securities. To the extent that the Fixed Income Opportunities Fund invests in the Irish Company, it will be indirectly exposed to the risks associated with the Irish Company’s investments, which are discussed elsewhere in the Fund’s Prospectus and this SAI.

The Fixed Income Opportunities Fund and the Irish Company test for compliance with the Fund’s investment restrictions, including without limitation restrictions on illiquid investment and the use of leverage, on a consolidated basis. However, unlike the Fixed Income Opportunities Fund, the Irish Company will not seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Irish Company is not an investment company registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Nevertheless, the Irish Company will comply with the 1940 Act restrictions with respect to affiliated transactions and with respect to custody. U.S. Bank, N.A., the custodian of the Funds’ assets, also serves as custodian of the assets of the Irish Company. Changes in the laws of the United States and/or Ireland could affect the ability of the Fixed Income Opportunities Fund and/or the Irish Company to operate as described in the Prospectus and this SAI and could negatively affect the Fixed Income Opportunities Fund and its shareholders.

The Irish Company acquired substantially all of the assets and all liabilities of the City National Rochdale Fixed Income Opportunities (Ireland) Limited, a company organized under the laws of Ireland, as of October 1, 2022.

United Kingdom Exit from the EU. On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement, effective January 1, 2021. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The political, regulatory, and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of the Funds’ investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Russia’s Invasion of Ukraine. Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

Forward Foreign Currency Contracts. The Bond Funds and the Equity Funds may enter into forward foreign currency contracts as a non- principal investment strategy. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Funds may enter into contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximately equal to the value of some or all of the securities of the Funds denominated in such foreign currency. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to a Fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, no fees or commissions are involved.

By entering into forward foreign currency contracts, the Funds will seek to protect the value of their investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. These Funds may realize gains or losses from currency transactions.

If a Fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the contract has been established. Thus a Fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.

Hedge Funds. The Fixed Income Opportunities Fund and the Equity Income Fund (as a non-principal investment strategy) may invest in private investment funds (“Hedge Funds”) managed by various Advisers (“Managers”) that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through a Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. In addition, because an incentive-based allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund’s assets, the allocation may be greater than if it were based solely on realized gains. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Each Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Hedge Funds and the Fund generally. Accordingly, a Manager that manages a Hedge Fund with positive performance may receive incentive-based compensation from the Fund, which will be borne indirectly by the Fund’s shareholders, even if the Fund’s overall returns are negative. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use.

Hedge Funds are not registered as investment companies under the 1940 Act. Therefore, the Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund’s withdrawal of all or a portion of its interest in such Hedge Fund the Fund may receive securities that are illiquid or difficult to value.

Illiquid Securities. The Funds may invest in illiquid securities as a non-principal investment strategy. Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and a Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the “1933 Act”), or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund’s inability to dispose of such securities promptly or at favorable prices.

Rule 22e-4 under the 1940 Act requires, among other things, that the Equity Funds and Bond Funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Equity Funds and Bond Funds have implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of City National Rochdale as the Funds’ LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by City National Rochdale that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Equity Fund and Bond Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Funds’ investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact a Fund’s performance and its ability to seek its investment goal.

The Government Money Fund will not purchase illiquid securities if, as a result of the purchase, more than 5% of the Fund’s net assets valued at the time of the transaction are invested in such securities. No Equity Fund or Bond Fund will purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets valued at the time of the transaction are invested in such securities. If at any time a portfolio manager and/or the LRMP administrator determines that the value of illiquid securities held by an Equity Fund or Bond Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the LRMP administrator will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

Reinsurance Investments. The Fixed Income Opportunities Fund may invest in reinsurance investments providing exposure to insurance risk of natural catastrophes. The Fund expects to gain exposure to reinsurance investments such as industry loss warranties (“ILWs”) and catastrophe bonds (also known as event-linked bonds) indirectly through structured investments in insurance company segregated accounts and/or through investments in private funds.

Reinsurance involves the practice of insurers or reinsurers transferring portions of risk portfolios to other parties by agreement in order to reduce the likelihood of having to pay a large obligation resulting from an insurance claim. The intent of reinsurance is for an insurance or reinsurance company to reduce the risks associated with underwritten policies by spreading risks across alternative institutions. The party seeking reinsurance is known as the ceding party. The party that accepts a portion of the potential obligation in exchange for a share of the insurance premium is known as the reinsurer.

The reinsurance market is highly cyclical, with coverage being written at the beginning of the year and midyear for coverage for the following 12 months. The pricing of reinsurance is also highly cyclical as premiums for reinsurance coverage are driven, in large part, by insurers’ recent loss experience.

The return on reinsurance investments is contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. There is inherent uncertainty as to whether, when or where natural events will occur. If a trigger event involves losses or other metrics exceeding a specific magnitude specified in the relevant reinsurance instrument, the fund may lose a portion or all of its investment. The fund’s reinsurance investments are expected to be illiquid. Certain reinsurance investments may be difficult to value.

Industry Loss Warranties. Although the Fixed Income Opportunities Fund expects to invest primarily indirectly in ILWs through structured investments and/or private funds, the Fund reserves the ability to invest directly in ILWs. ILWs are a type of short-term reinsurance contract whereby one party agrees to a set payment to its counterparty if insurance industry losses, as determined by an independent, third-party assessor, exceed a specified trigger amount. ILWs are instruments that are privately negotiated among insurance companies, corporations, financial investors and public entities that seek to minimize commercial disruption in the event of the occurrence of natural disasters that negatively impact business operations. ILWs typically cover, among other things, natural catastrophe events, such as tornadoes, hurricanes, typhoons and windstorms in the United States, Japan and Europe, and earthquakes in the United States and Japan.

The Adviser expects that all or substantially all of the ILWs in which the Fund directly or indirectly invests will be fully collateralized by third- party counterparties.

The Fund will directly or indirectly invest in ILWs, which, by their nature, are exposed to catastrophic risks that can lead to binary performance of individual transactions. The probability of the occurrence of events that trigger payouts with respect to ILWs may be difficult to predict. The performance of ILWs depends on determination of industry losses by a recognized third-party assessor. This dependency may cause substantial delays in either releasing the ILW collateral and premium funds to the Fund or paying it to the reinsured party, as the third-party assessor may require time to issue its findings of industry losses.

Contracts for ILWs typically contain clauses that allow collateral release upon review of certain loss thresholds relative to certain time intervals—the “loss development period.” For instance, if a third-party assessor estimates at a set point in time that industry-insured losses for the relevant specific event are $15 billion, and the ILW transaction in question is triggered at an industry loss of more than $30 billion, the ILW collateral would normally be released at the time of such determination. In general, if the initial estimated loss is less than 50% of the trigger value, the ILW is released at the defined date of estimation; otherwise, release may be delayed. The Adviser anticipates that the majority of the ILWs in which the Fund will have exposure will be structured so as to release collateral either at the defined date of estimation, assuming no losses or within a 24-month loss development period. The Adviser will seek to gain exposure to ILW commitments structured to limit any conditional lock-up period to the extent commercially reasonable, but there can be no assurance such conditional lock-up period will coincide with the intended duration of the Fund’s investment. It is not expected that any delay will have a material impact on the Fund’s ability to make required distributions in order to qualify as a regulated investment company. ILWs in which the Fund invests may be documented as swaps. Such ILW swaps will be subject to swaps risk.

Generally, there will be no readily-available market for ILWs. ILWs will be considered illiquid securities by the Fund.

Catastrophe Bonds. Although the Fixed Income Opportunities Fund expects to invest primarily indirectly in catastrophe bonds through structured investments and/or private funds, which sometimes are referred to as insurance-linked bonds or event-linked bonds, through its investments in structured investments, the Fund reserves the ability to invest directly in such instruments. Catastrophe bonds are instruments that transfer risk from an issuer (such as an insurance company or a reinsurance company) to capital markets investors.

Catastrophe bonds are often structured as floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. The trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of a catastrophe bond, occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such catastrophe bond or investment in structured investments with exposure to such catastrophe bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Triggering events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. Generally, the event is either a natural or non-natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires and floods. Non-natural perils include disasters resulting from human activity, such as commercial and industrial accidents or business interruptions. Some catastrophe bonds reference only a single event. Other catastrophe bonds may reference multiple events, the occurrence of any one (or other number) of which would satisfy those criteria. Or, a catastrophe bond may not specify a particular peril. In these cases, only the geographic area and threshold of physical or economic loss determines whether a trigger event has occurred.

Catastrophe bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other U.S. or non-U.S. entities. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Catastrophe bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the Fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the catastrophe bond. Lack of a liquid market for these instruments may impose the risk of higher transactions costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Catastrophe bonds are often rated by at least one NRSRO, but also may be unrated. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of a catastrophe bond, the average rating in the current market for catastrophe bonds is “BB” by Standard & Poor’s Rating Group (or the equivalent rating for another rating agency). However, there are catastrophe bonds rated higher or lower than “BB.” Securities rated BB or lower are considered to be below investment grade. The rating for a catastrophe bond primarily reflects the rating agency’s calculated probability that a trigger event will occur. This rating also assesses the catastrophe bond’s credit risk and the model used to calculate the probability of a trigger event. Catastrophe bonds are often rated below investment grade or unrated. It is expected that the Fund will invest in catastrophe bonds that are rated below investment grade or are unrated, but determined by the Adviser to be of comparable credit quality as below investment grade.

Investment Company Shares. The Fixed Income Opportunities Fund and Equity Income Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in shares of Underlying Funds (e.g., mutual funds, ETFs, and closed-end funds), including affiliated funds, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, a Fund may acquire securities of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund securities held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law, rule or regulatory guidance, such as is the case with money market funds and many ETFs. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, in part, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act, which permits the Funds to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4, among other things, (1) applies to both “acquired funds” and “acquiring funds,” each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisers of an acquired fund and acquiring fund relying on the rule make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires funds that are relying on the rule, and which do not have the same investment adviser, to enter into a fund of funds investment agreement, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, a Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of the securities of any registered open-end fund or registered UIT that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

•	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

•	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

•	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds in which a Fund invests typically incur fees that are separate from those fees incurred directly by the Fund. A Fund’s purchase of such investment company shares results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund. The Funds limit investments in securities issued by other investment companies in accordance with the 1940 Act and the rules thereunder.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which a Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

LIBOR Risk. LIBOR was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified SOFR as the preferred alternative rate to LIBOR. SOFR is a relatively new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. There remains uncertainty surrounding the nature of any replacement rates.

The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR; (ii) a reduction in the value of certain instruments or contracts held by a Fund; (iii) reduced effectiveness of related Fund transactions, such as hedging; (iv) additional tax, accounting and regulatory risks; or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments or contracts using an alternative rate will have the same volume or liquidity.

Lending of Portfolio Securities. The Bond Funds and the Equity Funds may lend their portfolio securities in order to generate additional income as a non-principal investment strategy. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Adviser on behalf of the Funds. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, Government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked-to-market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned as promptly as practicable.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will have the ability to recall securities in order to exercise voting rights with respect to those securities and will receive proceeds from the investment of the collateral. Investing the collateral subjects that investment to market appreciation or depreciation. A Fund will bear any loss on the investment of its cash collateral. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Adviser (or Sub-Adviser, if any) to be creditworthy, and when, in the judgment of the Adviser (or Sub-Adviser, if any), the income which can be earned currently from such loans justifies the attendant risk.

Litigation Proceeds Purchase Contracts. Among the asset-backed securities in which the Equity Income Fund and the Fixed Income Opportunities Fund may invest (as a non-principal investment strategy) are securities backed by the income generated by “Litigation Proceeds Purchase Contracts” (“Litigation Advance Notes”). The owner of such a contract is entitled to receive a specified sum of money when and if a “Claimant” (which term means an individual who has filed a lawsuit, is entitled to file a lawsuit, or has settled a lawsuit) and/or the Claimant’s attorney collects on the claim upon which the lawsuit is based. Investments in Litigation Advance Notes involve a number of unique risks. An investment in Litigation Advance Notes is highly speculative. Litigation Advance Notes are illiquid as are the Litigation Proceeds Purchase Contracts backing them, and cannot be readily sold. Additionally, the market for Litigation Proceeds Purchase Contracts is relatively new and evolving. Because there is no readily available market price for the Litigation Advance Notes, and the calculation of each Fund’s net asset value involves many assumptions, valuations assigned to the Litigation Advance Notes in accordance with procedures adopted by the Trust may be inaccurate. In the event that payments are not generated by the Litigation Proceeds Purchase Contracts backing the Litigation Advance Notes as expected, payments due to the Funds under the Litigation Advance Notes may not be made.

Litigation Proceeds Purchase Contracts involve significant risks that may result in the loss of a significant portion of any investment made by a contract owner. A Claimant or the Claimant’s counsel may fail to collect sufficient proceeds in connection with a claim to allow payment under the Litigation Proceeds Purchase Contract. Cases underlying a contract may not result in the expected payout due to difficulties associated with the process by which cases are selected for investment (e.g., improper selection criteria, improper application of selection criteria or that information material to the origination process is unavailable at the time of case selection). Persons against whom a claim is asserted (or their insurers) may be unable or unwilling to satisfy such payment obligations. Litigation Proceeds Purchase Contracts must be effectively administered and the underlying cases monitored. Necessary services may include, without limitation, custody of the documents evidencing the rights of the contract owner, monitoring the progress of cases and payments received by Claimants or their attorneys, and monitoring potential changes in the legal and regulatory environment relating to Litigation Proceeds Purchase Contracts. A lack of proper servicing can increase the risk that a Claimant or counsel has failed to make timely payments of litigation proceeds or otherwise honor obligations under the contract, without this fact being brought to the attention of the contract owner. A contract may not be enforced with respect to any case as a result of changes in applicable law or public policy and/or a specific term of a contract may not be enforced by courts or may otherwise violate applicable law.

The various transactions and legal processes involved in the origination, transfer and servicing of litigation proceeds purchase contracts occur in the context of a highly regulated legal environment. Relevant laws and regulations are subject to constant change. Law and professional regulations (including ethics regulations) associated with acquiring or otherwise taking a financial position or commercial interest with respect to a lawsuit is particularly complex and uncertain. Various jurisdictions prohibit or restrict purchasing claims from claimants, assigning certain kinds of claims, and/or participating in a lawyer’s contingent fee interests (including ethical rules against sharing fees with lawyers and non- lawyers). In addition, some jurisdictions do not have a specific law in place validating the legality of litigation proceeds purchase contracts. This lack of legislation or regulation provides the opportunity for new legislation or regulation to be introduced which may make impermissible or otherwise limit the ability to make such advances within the state. Although the Adviser believes that any such new law would likely not be applied retroactively to currently existing contracts, there can be no guarantee that retroactive application will not be attempted. Claimants may also change residences and cases may be transferred during the course of litigation to jurisdictions that do not permit such transactions and/or in which there is a higher degree of uncertainty regarding such transactions. In certain jurisdictions, such as California, while no binding court decisions specifically disapprove of the practice, a court may still decline to enforce such arrangements if, for example, there is an indication that a non-party to a claim is in any way controlling the prosecution of that lawsuit, or if it appears that a non-lawyer is unlawfully engaged in the practice of law, or if the arrangement otherwise offends the public policy of the jurisdiction. To the extent that any Claimants move to states in which such contracts are illegal or unenforceable, the litigation proceeds expected to be generated by the pool of underlying contracts may be adversely affected.

In addition, lending and usury laws, contracts laws, bankruptcy considerations, and federal tax legislation, among other legal factors, also may play a significant role in the purchase, pledge or enforcement of Litigation Proceeds Purchase Contracts. The lack of specific authority provides the opportunity for future legislative activity, judicial determination or attorney general interpretation to deem that Litigation Proceeds Purchase Contracts are either impermissible or require some form of licensure by the issuer or otherwise violate lending or usury laws. However, the Adviser is unaware of any such current limitation, finding, interpretation, requirement or violation applicable to the Litigation Proceeds Purchase Contracts underlying any Litigation Advance Notes held by the Funds.

Low Grade, High Yield Debt. The Bond Funds will (as a principal investment strategy), and the Equity Income Fund may (as a non-principal investment strategy), invest in low grade, high yield debt. There is no bottom limit on the ratings of high yield securities that may be purchased or held by the Funds. In addition, those Funds may invest in unrated securities. Lower rated securities are defined as securities below the fourth highest rating category by an NRSRO, as discussed in Appendix A of the Prospectus. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Like all fixed income securities, the market values of high yield securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. The risk of loss because of default by issuers of high yield securities is generally greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund’s adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither such event will require sale of the securities by the Fund, although the Adviser (or the relevant Sub-adviser) will consider the event in determining whether the Fund should continue to hold the security.

Master Limited Partnerships (“MLPs”). The Equity Income Fund may as a non-principal investment strategy invest in MLPs. An MLP is an entity receiving partnership taxation treatment under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership has an ownership stake in the partnership (typically a 2% general partner equity interest and additional common units and subordinated units), and in many cases is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and are entitled to receive cash distributions with respect to their units. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partner, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

To qualify for treatment as a partnership for U.S. federal income tax purposes, an MLP must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, and gain from the sale or other disposition of a capital asset held for the production of such income. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. The Fund anticipates that a substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy industry. The Fund may, however, invest in MLP entities in any sector of the economy. Due to their federal income tax treatment as partnerships, MLPs generally do not pay income taxes, but investors holding interests in MLPs are generally subject to tax on their shares of the MLPs’ income and gains.

Holders of MLP units are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities were to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and the ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Mortgage-Related Securities and Derivative Securities. The Fixed Income Opportunities Fund and the Government Money Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and can be considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Different types of these mortgage-related securities are subject to different combinations of prepayment, extension, interest rate and other market risks. Certain mortgage-related securities are subject to high volatility. The Funds use these securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds.

If a Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, mortgage loan repayments may be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in high mortgage payments by holders of adjustable rate mortgages. For example, the value of mortgage-related securities has been adversely affected by the recent disruptions in the credit markets, the increase in the default rate on prime and subprime residential mortgages, and the overall decrease in residential home prices from the price levels reached during the 2003-2007 time period. It is possible that, as a result of these and other circumstances, the value of mortgage-related securities will continue to be adversely affected for some time. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. The Adviser expects that the amount of privately issued mortgage-backed securities that may be purchased by a Fund will not exceed 10% of the value of the Fund’s total assets, and the securities of any one such issuer purchased by a Fund will not exceed 5% of the value of the Fund’s total assets.

Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation). Ginnie Mae creates pass-through securities from pools of government- guaranteed or -insured (Federal Housing Administration or Veterans Administration) mortgages. Fannie Mae and Freddie Mac issue pass- through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on Ginnie Mae pass-through securities are guaranteed by Ginnie Mae and backed by the full faith and credit of the U.S. Government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. Government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and a Fund’s performance. Such an event could lead to significant disruptions in U.S. and global markets and, in the case of the Government Money Fund, adversely impact its ability to maintain a $1.00 per share price. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable “lives” largely due to the risks associated with prepayment on the underlying mortgages.

Adjustable rate mortgage securities (“ARMs”) are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

Mortgage-Related Securities – Fannie Mae. Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. Fannie Mae was transformed into a private sector corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed- rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as the conservator of Freddie Mac and Fannie Mae for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

Mortgage-Related Securities – Freddie Mac. Freddie Mac is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. Freddie Mac was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of Freddie Mac currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying Freddie Mac securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another Freddie Mac security.

See the discussion of Fannie Mae in the previous section for information about the 2008 appointment of FHFA as the conservator of Freddie Mac.

Mortgage-Related Securities – Ginnie Mae. Ginnie Mae is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a Ginnie Mae guarantee, the underlying collateral must be mortgages insured by the Federal Housing Administration (the “FHA”) under the Housing Act (“FHA Loans”), or Title V of the Housing Act of 1949, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount. Notwithstanding that these securities are backed by the full faith and credit of the U.S. Government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and a Fund’s performance. Such an event could lead to significant disruptions in U.S. and global markets and, in the case of the Government Money Fund, adversely impact its ability to maintain a $1.00 per share price.

Ginnie Mae pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, collateralized mortgage obligation (“CMO”) residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Collateralized Mortgage Obligation Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Mortgage Dollar Rolls. In forward roll transactions, also known as mortgage “dollar rolls,” a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A fund may enter into a mortgage dollar roll commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date.

Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

Forward roll transactions may have a leveraging effect on a fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure.

Stripped Mortgage Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Other types of mortgage-related derivative securities include various types of structured securities with interest rates or, in some cases, principal payable at maturity that change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators (“reference prices”). A structured mortgage-backed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the security is a multiple of the change in the reference price. Such securities may include IO and PO securities, floating rate and inverse floating rate securities, floating rate securities linked to the Cost of Funds Index (“COFI floaters”), floating rate securities that are subject to a maximum interest rate (“capped floaters”), dual index floaters (which are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates) and range floaters (the coupons on which are subject to reduction if a designated interest rate floats outside of a specified interest rate band or collar). These securities may be illiquid and their values may be very volatile.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and “CMOs” collateralized by mortgage-related securities issued by Ginnie Mae, Fannie Mae, Freddie Mac or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class CMOs (“PAC Bonds”) are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale and there may be a limited market for such securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage- backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, privately issued mortgage-related securities are not subject to the underwriting requirements for the underlying mortgages that are applicable to mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to- value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans). For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Risks Associated with Prepayments. Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, a Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the Adviser or a Sub-Adviser in managing interest rate risks, including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates “term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of pre-maturity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affects the security’s response to interest rate changes. “Duration” is considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the Adviser’s or a Sub-Adviser’s estimates of future economic parameters, which may vary from actual future values. Fixed income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Municipal Securities. The Bond Funds (as a principal investment strategy), and the Equity Income Fund and the Government Money Fund (as a non-principal investment strategy), may invest in municipal securities. Municipal securities consist of (1) debt obligations issued by state and local governments or by public authorities to obtain funds to be used for a wide variety of public facilities, for refunding outstanding obligations, for general operating expenses, for lending such funds to other public institutions and facilities, and in anticipation of the receipt of revenue or the issuance of other obligations, and (2) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General debt obligation securities are backed by the taxing power of the issuing municipality. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue obligations are backed by the revenue of a project or facility (for example, tolls from a toll bridge) or class of facilities, or in some cases from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (“PABs”) and industrial development obligations which are not payable from the unrestricted revenues of the issuer. The payment of principal and interest on PABs and industrial development obligations generally depends solely on the ability of the revenues generated by the use of the specified facilities. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Auction Rate Securities. The Muni High Income Fund may buy auction rate securities as a non-principal investment strategy. Auction rate securities are debt securities with an interest rate set at auction. Auction rate securities may be issued by state and local governments, agencies and authorities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The rate is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum rate. The rate set by the auction is the lowest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. In addition, there may be no active secondary market for these securities between auctions, and sales conducted on a secondary market may not be on terms favorable to the seller. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so, and therefore, there is no guarantee that a liquid market will exist for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Municipal Leases. The Bond Funds and the Equity Income Fund may invest in municipal lease obligations – instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. Specifically, in the state of California there are often legal covenants to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years if the project is not available for use and occupancy. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes (notes sold to provide interim financing until long-term bond financing can be arranged), tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from 90 days to 397 days.

Private Activity and Industrial Development Bonds. The Bond Funds and the Equity Income Fund may purchase certain PABs or industrial development bonds, the interest paid on which is exempt from federal income tax (although such interest may be an item of tax preference for purposes of the federal alternative minimum tax applicable to noncorporate tax payers). These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is secured primarily by revenues derived from loan repayments or lease payments by entity owning or operating the facility, which may or may not be guaranteed by a parent company or otherwise secured. Such bonds generally are not secured by a pledge of the taxing power of the issuer of the bonds, and therefore depend on the revenue of a private entity. The continued ability of such an entity to generate sufficient revenues for the payment of principal and interest on such bonds may be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the extent of the entity’s dependence on revenues from the operation of the particular facility being financed, and may be dependent solely on the revenues generated by the use of the facility.

Risks of Certain Types of Municipal Bonds. At any one time, the Muni High Income Fund may invest significantly in revenue bonds, the principal and interest on which are payable from revenues derived from similar projects, including the following: electrical utilities, health care and life care facilities and small industries. A substantial amount of the assets of the Fund may therefore be invested in securities that are related in such a way that an economic, business or political development or change affecting one such security may likewise affect the other securities. For example, a declining market for health care facilities might adversely affect the ability of municipalities to make timely payments of principal and interest on revenue bonds to be paid from hospital revenues. The Fund also could have more than 25% of its total assets invested in issuers in the same geographic area, but will not have more than 25% of its total assets in securities of issuers located in any one state.

Many of the lower-rated municipal bonds in which the Fund seeks to invest may be PABs. As discussed above, the entity responsible for payment of the principal and interest on PABs is usually the nongovernmental user of the facility being financed by the bond issue. Consequently, to the extent the Fund invests in bonds payable from revenues from facilities or projects in any one industry, it will be subject to the risks inherent in that industry. For example, a hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry’s ability to service its debt or to pay principal when due.

Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities may also be impacted by the regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Tobacco Settlement Revenue Bonds. The Muni High Income Fund may invest in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is a settlement agreement between certain states and U.S. tobacco manufacturers representing approximately 95% of the combined market share of tobacco manufacturers. The MSA provides for payments by the tobacco manufacturers to the states, in perpetuity, in exchange for a release of claims against the manufacturers and a pledge of no further tobacco-related litigation.

A number of states have securitized the future flow of these payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. These bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, which in turn is dependent on many factors, including, but not limited to, annual U.S. cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be negatively affected if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. An MSA-participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Certain tobacco settlement revenue bonds are supported by an annual state appropriation to pay any shortfalls in the payment of principal and interest on the bonds and are backed by the revenues of the state. Bonds having this additional layer of credit support present less risk to the Fund than stand-alone MSA bonds.

Music Royalties and Healthcare Royalties. The Fixed Income Opportunities Fund may (as a non-principal investment strategy) invest in music royalties and healthcare royalties, either directly or through pooled vehicles or other entities that hold the assets generating the royalties. Investments in music royalties and healthcare royalties are subject to a number of general market risks, may expose the Fund to increased valuation, liquidity and tax risks, and expose the Fund to risks specific to the royalties. Music royalty risks include risks related to the popularity and reputation of the relevant recorded music artists, the risk of a decreased use in music streaming services, risks related to the health of the music industry as a whole, risks related to intellectual property rights and competitive and contractual risks. Healthcare royalty risks include risks related to the specific medical devices or treatments, the risk of the creditworthiness of counterparties, the risk of competitive medical solutions, risks related to the health of the population as a whole, risks related to intellectual property rights and competitive and contractual risks. The market performance of the Fund’s music royalty or healthcare royalty exposures may be diminished by any number of factors that are beyond the Fund’s control.

Pay-In-Kind Bonds. The Fixed Income Opportunities Fund (as a principal investment strategy), and the Muni High Income Fund and the Equity Income Fund (as a non-principal investment strategy), may invest in pay-in-kind bonds. These are securities which, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

Privately Placed and Restricted Securities. The Bond Funds (as a principal investment strategy) may invest in privately placed and restricted securities. Privately placed and restricted securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act, may be considered illiquid. Privately placed and restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market conditions or in the event of adverse changes in the financial condition of the issuer, a Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. The absence of an active trading market, as well as the lack of publicly available information regarding such securities, may also make it difficult to determine the fair value of the securities for purposes of computing the Fund’s net asset value. There can be no assurance that such a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result. In addition, when registration of a security is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time the Fund desires to sell (and therefore decides to seek registration of) the security, and the time the Fund may be permitted to sell the security under an effective registration statement. The Fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Privatizations. The Bond Funds and the Equity Funds may invest as a non-principal investment strategy in “privatizations” – foreign governmental programs of selling interests in government-owned or -controlled enterprises – which may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for their participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

REITs. The Equity Income Fund (as a principal investment strategy), and the Bond Funds and the U.S. Core Equity Fund (as a non-principal investment strategy), may invest in real estate investment trusts (“REITs”). REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with statutory requirements relating to its organization, ownership, assets and income, and with an additional statutory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may fail to qualify for its expected tax treatment under the Code or may fail to maintain exemption from registration under the 1940 Act.

Repurchase Agreements. The Government Money Fund (as a principal investment strategy) and the Bond Funds and the Equity Income Fund (as a non-principal investment strategy) may enter into repurchase agreements. The Funds expect that there will be no limitation upon the maturity of the securities underlying the repurchase agreements.

Repurchase agreements, which may be viewed as a type of secured lending, typically involve the acquisition by a Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

The Adviser (or Sub-Adviser, if applicable) will enter into repurchase agreements on behalf of a Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board. These guidelines currently permit the Funds to enter into repurchase agreements with any bank the Adviser (or Sub-Adviser, if any) may recommend if it determines such bank to be creditworthy. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked-to-market daily. The Adviser (or Sub-Adviser, if any) will monitor compliance with this requirement.

Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Funds are treated as unsecured creditors. Repurchase agreements, in some circumstances, may not be tax-exempt.

None of these Funds, as a policy, will invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 15% of its assets. Investments in repurchase agreements may at times be substantial when, in the view of the Adviser or relevant Sub-Adviser, as applicable, liquidity or other considerations warrant.

Section 4(a)(2) Commercial Paper. The Funds (as a non-principal investment strategy) may invest in Section 4(a)(2) commercial paper. Section 4(a)(2) commercial paper is issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper.

Commercial paper and short-term notes (of Funds other than the Fixed Income Opportunities Fund) will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Services, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another NRSRO or if unrated, will be determined by the Adviser (or the relevant Sub-Adviser) to be of comparable quality. These rating symbols are described in Appendix A of the Prospectus.

Securities Ratings. Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As NRSROs may fail to timely change credit ratings of securities to reflect subsequent events, the Adviser or Sub-Adviser will also monitor issuers of such securities.

Short Sales. The Fixed Income Opportunities Fund and the Equity Income Fund may engage in short sales of securities as a non-principal part of its overall portfolio management strategy. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. At the time a short sale is effected, the Fund incurs an obligation to replace the borrowed security at its price at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Any gain will be decreased, and any loss increased, by the transaction costs incurred in effecting the short sale.

Until the security is replaced, the Fund may be required to pay the lender amounts equal to any dividend or interest which accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

Special Purpose Acquisition Companies. The Fixed Income Opportunities Fund may (as a non-principal investment strategy) invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment goal. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expense, and any warrants issued by the SPAC will expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.

Special Situations. The Bond Funds and the Equity Funds may invest as a non-principal investment strategy in “special situations” – joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles. Such Funds believe that carefully selected special situations could enhance their capital appreciation potential. The Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly. Investments in special situations may be illiquid.

Standby Commitments and Put Transactions. The Fixed Income Opportunities Fund and the Equity Income Fund (as a principal investment strategy), and the Government Money Fund and the Muni High Income Fund (as a non-principal investment strategy), may engage in standby commitments and put transactions. The Adviser and each Sub-Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when these Funds can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit these Funds to meet redemptions and remain as fully invested as possible in municipal securities.

The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to institutions which the Adviser (or Sub-Adviser, if any) believes present minimum credit risks, and the Adviser (or Sub-Adviser, if any) will use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the puts by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. If any writer is unable to honor a put for financial reasons, the investing Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities under certain circumstances (e.g., provisions excusing the writer from repurchasing securities if there is a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer’s credit, or provisions that puts will not be exercised except in certain special cases, such as to maintain portfolio liquidity). The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put, the Fund could seek to negotiate terms for its extension. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put.

Tax Exempt Commercial Paper. The Funds (as a non-principal investment strategy) may invest in tax-exempt commercial paper. Tax exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.

Technology Risk. The Adviser and the Sub-advisers may use various technology in managing the Funds, consistent with their investment goals and strategies described in the Prospectus and this SAI. For example, proprietary and third-party data and systems may be utilized to support decision making for the Funds. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

Trust Preferred Securities. The Fixed Income Opportunities Fund will (as a principal investment strategy), and all of the other Funds may (as a non-principal investment strategy) invest in trust preferred securities, which are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

U.S. Government Agency and Instrumentality Obligations. The Government Money Fund and the Fixed Income Opportunities Fund (as a principal investment strategy), and all of the other Funds (as a non-principal investment strategy), may invest in U.S. Government agency and instrumentality obligations. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal Home Loan Bank (“FHLB”), the Student Loan Marketing Association, the Private Export Funding Corporation (an entity established by the U.S. Treasury and the Export/Import Bank of the United States), Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Ginnie Mae, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Funds may purchase securities guaranteed by Ginnie Mae which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, FHLB, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the U.S. Postal Service. These obligations include securities supported by the full faith and credit of the U.S. Treasury (i.e., Ginnie Mae), securities supported by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks), securities supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency (such as securities issued by Fannie Mae), and securities supported only by the credit of the instrumentality (such as securities issued by Freddie Mac).

U.S. Government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. Government agencies as part of government initiatives in response to market crises or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteed the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. No government agencies or instrumentalities guarantees the market value of the securities it issues, and the market value such securities will fluctuate in response to changes in interest rates. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. Treasury Obligations. The Government Money Fund (as a principal investment strategy), and all of the other Funds (as a non-principal investment strategy), may invest in U.S. Treasury obligations, which consist of bills (maturity of one year or less), notes (maturity of one to ten years) and bonds (maturities generally greater than ten years) issued by the U.S. Treasury. The U.S. Government does not guarantee the market value of Treasury securities, which fluctuate in response to changes in interest rates. The Funds may also invest in separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

Variable and Floating Rate Instruments. The Funds may invest in variable and floating rate instruments as a non-principal investment strategy. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. While such instruments may provide a Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaults on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights.

The Muni High Income Fund may invest in tender option bonds the interest on which will, in the opinion of bond counsel or counsel for the issuer of interests therein, be exempt from regular federal income tax. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of a Fund’s investment limitations. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust that also contains a liquidity facility. The trust issues two classes of receipts, one of which is a synthetic variable-rate demand obligation and one of which is an inverse-rate long-term obligation. Each obligation represents a proportionate interest in the underlying bonds. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The synthetic variable-rate demand obligations, or “floater receipts”, grant the investors (“floater holders”) the right to require the liquidity provider to purchase the receipts at par, on a periodic (e.g., daily, weekly or monthly) basis. The trust receives the interest income paid by the issuer of the underlying bonds and, after paying fees to the trustee, remarketing agent and liquidity provider, the remaining income is paid to the floater holders based on the prevailing market rate set by the remarketing agent and the remaining (or inverse) amount is paid to the long-term investor. The trust is collapsed prior to the maturity of the bonds and the receipts holders may participate in any gain realized from the sale of the bonds at that time. In the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond, the liquidity facility provider may not be obligated to accept tendered floater receipts. In this event, the underlying bonds in the trust are priced for sale in the market and the proceeds are used to repay the floater and inverse receipt holders. If the receipts holders cannot be repaid in full from the sale of the underlying bonds then the bonds will be distributed to the receipts holders on a pro-rata basis, in which case the holders would anticipate a loss. Tender option bonds may be considered derivatives and are subject to the risk thereof.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Variable Rate Demand Notes. The Funds (as a non- principal investment strategy) may invest in variable rate demand notes (“VRDNs”). VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Funds also may invest in VRDNs in the form of participation interests (“Participating VRDNs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank (“institution”). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days’ notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, these Funds may invest in such VRDNs, the issuers or underlying institutions of which the Adviser (or Sub-Adviser, if any) believes are creditworthy and satisfy the quality requirements of these Funds. The Adviser (or Sub-Adviser, if any) periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do, increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities. VRDNs may earn lower yields than other types of fixed income securities in which the Funds may invest.

When-Issued Securities and Forward Commitments. The Fixed Income Opportunities Fund (as a principal investment strategy) and the Muni High Income Fund, the Government Money Fund and the Equity Income Fund (as a non-principal investment strategy), may all invest in securities on a when-issued or forward commitment basis. These investments involve the purchase of debt obligations on a when-issued or forward commitment basis. The price of such securities is typically fixed at the time of the commitment and delivery and payment normally take place beyond conventional settlement time after the date of commitment to purchase. For certain debt obligations, delivery and payment generally take place within 45 days after the date of commitment to purchase but this time gap could be substantially longer, including up to six months or more for certain forward commitment transactions for Municipal Securities. Securities purchased on a when-issued or forward commitment basis are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to these Funds before settlement. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the Adviser (or Sub-Adviser, if any) deems it appropriate to do so.

A transaction in when-issued or delayed-delivery securities would be deemed not to involve a senior security (i.e., it will not be considered a derivatives transaction or subject to asset segregation requirements), provided that (i) the applicable Fund intends to physically settle the transaction, and (ii) the transaction will settle within 35 days of its trade date. If such a transaction were considered to be a derivatives transaction, it would be subject to the requirements of Rule 18f-4 described in the “Derivatives” section of this SAI.

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of the Adviser and each Sub-Adviser, as applicable, to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a Fund’s portfolio managers will decide whether the security should be held or sold. There is no minimum credit rating below which a Fund must sell a security. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Fund may become the holders of underlying assets. In that case, the Fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Zero Coupon Bonds. The Fixed Income Opportunities Fund (as a principal investment strategy), and the Muni High Income Fund and the Equity Income Fund (as a non-principal investment strategy), may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The securities are redeemed at face value on the specified maturity date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The “original issue discount” on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating other securities at times the Funds might not otherwise do so and may result in capital loss.

INVESTMENT RESTRICTIONS

INVESTMENT RESTRICTIONS – GOVERNMENT MONEY FUND

Except as otherwise noted with an asterisk (*), the restrictions of the Government Money Fund below are non-fundamental and can be changed by the Board without a vote of shareholders.

The Government Money Fund may not:

1.	*Subject to the provisions of Rule 2a-7 under the 1940 Act, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2.	Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

3.	*Concentrate 25% or more of the value of its total assets in any one industry or group of industries; provided, however, that a Fund may invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance with its investment goals and policies.

4.	Enter into repurchase agreements if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days and invested in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(a)(2) of the 1933 Act). The Government Money Fund will invest no more than 5% of its net assets in illiquid securities.

5.	*Invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

6.	Invest for the purpose of exercising control or management of another issuer.

7.	Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as may otherwise be permitted by a Fund’s prospectus and the 1940 Act.

8.	*Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment goals and policies).

9.	*Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. A Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. Any borrowings by a Fund will not be collateralized. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary to meet that limitation.

10.	Write, purchase or sell puts, calls or combinations thereof except as otherwise noted in this SAI.

11.	Make short sales of securities or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

12.	*Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

13.	*Issue senior securities as defined in the 1940 Act.

14.	Invest in interests or leases in oil, gas or other mineral exploration or development programs.

Except for restrictions (3), (4) and (9), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net or total assets will not be considered a violation of that restriction.

The Government Money Fund will only purchase securities that the Adviser has determined, according to procedures approved by the Board and factors set forth in Rule 2a-7 under the 1940 Act, present minimal credit risk and are “Eligible Securities.” An Eligible Security is a security:

(1)	with a remaining maturity of 397 calendar days or less that the Adviser, acting as the Board’s delegate, determines presents minimal credit risks to the Fund, which determination must include an analysis of the capacity of the security’s issuer or guarantor (including for this paragraph the provider of a conditional demand feature, when applicable) to meet its financial obligations, and such analysis must include, to the extent appropriate, consideration of the following factors with respect to the security’s issuer or guarantor: (a) financial condition; (b) sources of liquidity; (c) ability to react to future market-wide and issuer- or guarantor-specific events, including ability to repay debt in a highly adverse situation; and

(2)	that is issued by a registered investment company that is a money market fund; or

(3)	that is a government security.

The Government Money Fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days after the acquisition of the securities, provided that the Fund does not invest in the securities of more than one issuer in accordance with this provision at any one time.

INVESTMENT RESTRICTIONS – MUNI HIGH INCOME FUND AND U.S. CORE EQUITY FUND

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Muni High Income Fund and the U.S. Core Equity Fund and may not be changed without shareholder approval.

No Fund may:

1.	With respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2.	Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

3.	Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. To the extent that a Fund’s borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

4.	Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment goal(s) and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5.	Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.	Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8.	Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the investment limitations in the Prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

NON-FUNDAMENTAL POLICIES

The following policies of the Muni High Income Fund and the U.S. Core Equity Fund are non-fundamental and may be changed by the Board without a vote of shareholders.

No Fund may:

1.	Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing.

2.	Invest in companies for the purpose of exercising control.

3.	Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with Rule 18f-4 under the 1940 Act.

4.	Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.

5.	Purchase or acquire, in the aggregate, more than 15% of its net assets in illiquid securities.

In addition, the U.S. Core Equity Fund may not purchase the stock or bonds of companies identified by the tobacco service of MSCI ESG Research. This service identifies those companies engaged in growing, processing or otherwise handling tobacco. If the U.S. Core Equity Fund holds any such securities of an issuer which is subsequently identified by MSCI as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice.

The Muni High Income Fund may invest 25% or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid securities) applies at the time of purchase. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

INVESTMENT RESTRICTIONS – FIXED INCOME OPPORTUNITIES FUND AND EQUITY INCOME FUND

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fixed Income Opportunities Fund and the Equity Income Fund and may not be changed without shareholder approval.

No Fund may:

1.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment goals and policies, (b) through the lending of portfolio securities, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.	(a) Borrow money, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that a Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations; or (b) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings described in (a).

3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities, except that this restriction does not preclude a Fund from obtaining such short term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

4.	Purchase or sell real estate, or commodities or commodity contracts, except that a Fund may purchase or sell currencies (including forward currency exchange contracts), futures contracts, and related options and securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs).

5.	Other than the Fixed Income Opportunities Fund, invest 25% or more of its net assets in the securities of companies engaged in any particular industry or particular group of industries (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). The Fixed Income Opportunities Fund may not invest more than 25% of its net assets in the securities of companies engaged in any particular industry or particular group of industries provided that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.

6.	Issue senior securities, as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8.	Invest in any issuer for purposes of exercising control or management.

9.	With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer, except that this restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Up to one-third of a Fund’s total assets may be pledged to secure permitted borrowings by the Fund.

NON-FUNDAMENTAL POLICIES

The following policies of the Fixed Income Opportunities Fund and the Equity Income Fund are non-fundamental and may be changed by the Board without a vote of shareholders.

No Fund may:

1.	Invest in securities of other investment companies except as permitted by the 1940 Act.

2.	Invest, in the aggregate, more than 15% of its net assets in illiquid securities.

3.	Make any change in a Fund’s investment policies of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid securities) applies at the time of purchase. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with City National Rochdale, the investment adviser to the Trust, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments Company (“SEI Investments”) or its affiliates act as investment adviser, administrator or distributor. Each Trustee may be referred to in this SAI as an “Independent Trustee” and collectively as the “Independent Trustees.” There is no stated term of office for the Trustees. However, the Board has adopted a policy setting a retirement date for Trustees of December 31 of the year in which each Trustee reaches age 75. Exceptions to the retirement age may be made by the Board in individual cases for a period of up to two years, in the discretion of the Board. The business address for each Trustee is c/o City National Rochdale Funds, 400 North Roxbury Drive, Beverly Hills, California 90210, unless otherwise noted. The business address for each officer of the Trust is c/o City National Rochdale LLC, 400 North Roxbury Drive, Beverly Hills, California 90210, unless otherwise noted.

Independent Trustees

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee for the Past Five Years
Daniel A. Hanwacker Year of Birth: 1951	Trustee	Since 2013	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001-present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co- Founding Partner, Constellation Financial Management Co., LLC (1995-2000).	7	None

Jon C. Hunt Year of Birth: 1951	Trustee	Since 2013	Retired (2013 to present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (2012-2013). Managing Director and Chief Operating Officer, CCM (1998-2012).	7	Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Symmetry Panoramic Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Julie C. Miller Year of Birth: 1957	Trustee	Since 2020	Certified Public Accountant (CPA) and Partner, Holthouse, Carlin & Van Trigt LLP (accounting firm) (2006–present).	7	None.
Jay C. Nadel Year of Birth: 1958	Trustee Chairman	Since 2013 Since 2019	Financial Services Consultant (2005- present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	7	Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Shelley Y. Simms Year of Birth: 1968	Trustee	Since 2023	General Counsel, Corporate Secretary and Chief Compliance Officer, Xponance, Inc., a registered investment adviser (2004-present); Chief Compliance Officer, Xponance Alts Solutions, LLC, a registered investment adviser (2021-present); Chairperson (2023-present) and Commissioner (2018-present), Pennsylvania State Ethics Commission.	7	Board Member of 1st Colonial Bancorp and 1st Colonial Community Bank
James R. Wolford Year of Birth: 1954	Trustee	Since 1999	Chief Executive Officer of Corinthian Development Company (2013–present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (2011-2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (2010-2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).	7	None

(1)	“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the series of the Trust as well as the following registered closed-end funds: City National Rochdale Select Strategies Fund and City National Rochdale Strategic Credit Fund.

Officers

Name and Year of Birth	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
Kurt Hawkesworth Year of Birth: 1971	President and Chief Executive Officer	Since 2023	Chief Operating Officer, City National Rochdale (2003-present). Head of Portfolio Management, City National Rochdale (2017-present). President and Chief Executive Officer City National Rochdale Funds, City National Rochdale Select Strategies Fund (the “Select Strategies Fund”), and City National Rochdale Strategic Credit Fund (the “Strategic Credit Fund”) (2023-present).

Andrew Metzger SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1980	Treasurer (Principal Financial and Accounting Officer and Controller)	Since 2021	Director of Fund Accounting, SEI Investments Company (2020-present). Treasurer (Principal Financial and Accounting Officer and Controller), City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (April 2021-present). Senior Director, Embark Consulting, LLC (2019-2020). Senior Manager, PricewaterhouseCoopers LLP (2002-2019).
Rochelle Levy Year of Birth: 1985	Chief Compliance Officer (“CCO”); Anti-Money Laundering Officer (“AML Officer”) and Identity Theft Program Officer (“ITP Officer”)	Since 2022	Senior Vice President, City National Bank, Wealth Management Chief Compliance Officer (2022-present). CCO, AML Officer and ITP Officer, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (September 2022-present). CCO and AML Officer, BNY Mellon Private Funds (2019-2022). CCO, BNY Mellon Commingled Funds (2019-2021). Investment Management, Head of Distribution Compliance BNY Mellon, N.A. (2019-2022). Vice President, JPMorgan Chase & Co. (2014-2019).

Mitchell Cepler Year of Birth: 1982	Vice President and Assistant Treasurer	Since 2015	Group Finance Manager, City National Rochdale (2011–present). Vice President and Assistant Treasurer, City National Rochdale Funds (2015-present), Select Strategies Fund (2016-present), and Strategic Credit Fund (2018-present).
Frank Bonsignore Year of Birth: 1967	Vice President and Secretary	Since 2023	Mutual Funds Oversight Lead, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (2023-present). Secretary, City National Rochdale Funds, Select Strategies Fund and Strategic Credit Fund (2023-present). Director of Operations, BNY Mellon (1997-2023).
Matthew M. Maher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1975	Assistant Secretary	Since 2019	Counsel, SEI Investments Company (2018-present). Assistant Secretary, City National Rochdale Funds, Select Strategies Fund, and Strategic Credit Fund (2019-present). Attorney, Blank Rome LLP (2015-2018). Assistant Counsel and Vice President, Bank of New York Mellon (2013-2014). Attorney, Dilworth Paxson LLP (2006-2013).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

The Board of Trustees has responsibility for the overall management and operations of the Trust, including oversight of the valuation of the Funds’ portfolio securities. The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

The Trustees were selected with a view towards establishing a board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

●	Mr. Hanwacker, experience in the asset management industry and as a trustee of Rochdale Investment Trust, a registered investment company the series of which reorganized into the Fixed Income Opportunities Fund and the Dividend & Income Fund (now, the Equity Income Fund) Fund on March 29, 2013.

●	Mr. Hunt, executive investment management experience and experience in management of the Trust and affiliated entities of CNB.

●	Ms. Miller, experience in financial planning and business management in an accounting firm.

●	Mr. Nadel, experience in the financial services field and as a trustee of Rochdale Investment Trust.

●	Ms. Simms, experience as a general counsel, corporate secretary, and chief compliance officer of a registered investment adviser.

●	Mr. Wolford, experience as a chief financial officer of various companies and a Trustee of the Trust.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition, seeking to ensure that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

All of the Board members are Independent Trustees. Jay C. Nadel serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. Through the committees of the Board the Independent Trustees consider and address important matters involving each Fund, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees. The Board believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

COMMITTEES

The Board has an Audit Committee, comprised of all of the Trustees. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust’s independent registered public accounting firm, approves all auditing and other services provided to the Trust by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust’s financial operations. During the fiscal year ended September 30, 2023, the Audit Committee held four meetings. The Board has designated James R. Wolford as the Trust’s “audit committee financial expert,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of his qualifications.

The Board has an Investment Committee, comprised of all of the Trustees. The Committee monitors on an ongoing basis the investment operations of the various series of the Trust, including matters such as the Funds’ adherence to their investment mandates, historical performance of the Adviser and each sub-adviser as applicable, changes in investment processes and personnel, appropriate benchmarks, and proposed changes in investment goals and strategies. The Committee also reviews any changes in a Fund’s sub-advisers proposed by the Adviser, including hiring of new sub-advisers and termination of sub-advisers, and makes such recommendations to the Board regarding the proposed changes as it deems appropriate. During the fiscal year ended September 30, 2023, the Investment Committee held four meetings.

The Board has a Nominating and Governance Committee, comprised of all of the Trustees. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees and other relevant issues, and recommends any appropriate changes to the Board of Trustees. During the fiscal year ended September 30, 2023, the Nominating and Governance Committee held four meetings.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating and Governance Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee beneficially owns more than 5% of the Trust’s voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust’s Secretary, and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

RISK MANAGEMENT

Consistent with its responsibility for oversight of the Trust in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to City National Rochdale the importance of maintaining vigorous risk management programs and procedures.

The Trust faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or a Fund. Under the overall supervision of the Board, City National Rochdale and other service providers to the Trust employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to ensure such risks are appropriate, and where appropriate to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s CCO, City National Rochdale’s management, and other service providers (such as the Trust’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

EQUITY SECURITIES OWNED BY TRUSTEES

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2023.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Daniel A. Hanwacker	Government Money Fund $10,001-$50,000 Fixed Income Opportunities Fund $10,001-$50,000	$10,001-$50,000
Jon C. Hunt	Fixed Income Opportunities Fund Over $100,000	Over $100,000
Julie C. Miller	U.S. Core Equity Fund Over $100,000	Over $100,000
Jay C. Nadel	Muni High Income Fund Over $100,000 Fixed Income Opportunities Fund Over $100,000	Over $100,000
Shelley Y. Simms(1)	Fixed Income Opportunities Fund $10,001-$50,000 U.S. Core Equity Fund $10,001-$50,000	$50,001-$100,000
James R. Wolford	None	Over $100,000

(1)	Effective September 1, 2023, Ms. Simms was appointed as an Independent Trustee of the Trust.

COMPENSATION

The following table sets forth the compensation of the Independent Trustees for the fiscal year ended September 30, 2023.

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustee
Daniel A. Hanwacker	$139,820	N/A	N/A	$ 145,600
Jon C. Hunt	$125,799	N/A	N/A	$131,000
Julie C. Miller	$125,799	N/A	N/A	$131,000

Jay C. Nadel	$147,694	N/A	N/A	$153,800
Shelley Y. Simms(1)	$0	N/A	N/A	$0
James R. Wolford	$139,820	N/A	N/A	$ 145,600

(1)	Effective September 1, 2023, Ms. Simms was appointed as an Independent Trustee of the Trust.

The following table sets forth the compensation of the Interested Trustee for the fiscal year ended September 30, 2023.

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustee
Andrew S. Clare(1)	$31,089.71	N/A	N/A	$32,375

(1)	Effective December 31, 2022, Mr. Clare retired as a Trustee of the Trust. Mr. Clare was an “interested person” of the Trust, as defined in the 1940 Act (an “Interested Trustee”), by virtue of the provision of significant legal services by him and his law firm to CNB.

INVESTMENT ADVISER

City National Rochdale serves as the investment adviser to each Fund. The Trust and CNB entered into an Investment Management Agreement (the “CNB Management Agreement”) dated as of April 1, 1999, regarding the Trust. The CNB Management Agreement was effective as to certain of the Funds subsequent to that date. On May 10, 2001, CNAM, a wholly owned subsidiary of CNB, became the investment adviser to the Trust, and the rights and obligations of CNB pursuant to the CNB Management Agreement were assumed by CNAM.

Prior to September 10, 2013, CNAM served as the investment adviser for the Government Money Fund and the U.S. Core Equity Fund (the “CNAM Funds”), and Rochdale served as investment adviser for the Fixed Income Opportunities Fund and the Dividend & Income Fund (now, the Equity Income Fund) pursuant to an Investment Management Agreement between the Trust and Rochdale dated as of March 28, 2013 (the “Rochdale Management Agreement,” and together with the CNB Management Agreement, the “Management Agreements”). Effective September 10, 2013, Rochdale was renamed City National Rochdale, LLC and CNAM was reorganized into City National Rochdale. Effective August 27, 2015, the CNB Management Agreement and the Rochdale Management Agreement were combined into an Amended and Restated Investment Management between the Trust and City National Rochdale (the “Management Agreement”).

The Adviser provides a continuous investment program of general investment and economic advice regarding the Funds’ investment strategies, manages the Funds’ investment portfolios and provides other services necessary to the operation of the Funds and the Trust. As of October 31, 2023, the Adviser had approximately $60.1 billion in assets under management. CNB, founded in the early 1950s, is a federally chartered commercial bank with approximately $94.5 billion in assets under administration, which includes $65.2 billion in assets under management, as of October 31, 2023. CNB is a wholly-owned indirect subsidiary of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada.

The fees payable under the Management Agreement, and any fee waiver or expense reimbursement arrangements, with respect to the Funds are described in the Prospectus.

The Management Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement is in effect with respect to each Fund, as applicable, for a two-year term (the “Initial Term”) from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated with respect to each Fund at any time upon 60 days’ notice by either party or by a vote of a majority of the outstanding shares of that Fund, and will terminate automatically upon its “assignment” (as such term is defined in the 1940 Act).

The Adviser supervises each Fund’s investments, conducts its investment program and provides supervisory and compliance services to each Fund. The Adviser provides the Funds with investment management services, including, subject to the supervision of, and policies established by, the Board of Trustees, the selection, appointment, termination and supervision of any sub-adviser to furnish day-to-day investment advice and recommendations to any of the Funds. In accordance with an exemptive order from the SEC, the Adviser may from time to time with the approval of the Board of Trustees employ, terminate and modify the sub-advisory agreements of unaffiliated sub-advisers according to certain procedures without soliciting shareholders’ approval. The Adviser may also directly manage a portion of the assets of a sub-advised Fund. When acting as a “manager of managers,” the Adviser provides investment management services that include the selection of sub-advisers employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers when the Adviser believes appropriate or advisable; regular monitoring of the sub-advisers’ buying and selling of securities; regular review of holdings; ongoing trade oversight; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when multiple sub-advisers are used; and risk management oversight and analysis.

The Adviser is responsible for payment of all expenses it may incur in performing services pursuant to the Management Agreement, including payment of all Sub-Advisers. The Adviser provides all executive, administrative, clerical and other personnel reasonably necessary to perform its obligations under the Management Agreement and pays the salaries and other employment related costs of employing those persons. The Adviser also furnishes the Funds with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space, facilities and equipment.

The Management Agreement provides that the Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Adviser, as described in the preceding paragraph. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Funds, charges of the custodian and transfer agent, cost of auditing services, Independent Trustees’ fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Funds, or costs related to indemnification of Trustees, officers and employees of the Funds.

The Adviser also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

The use of the name “City National Rochdale” by the Trust and by the Funds is pursuant to the consent of the Adviser, which may be withdrawn if the Adviser ceases to be the Adviser of the Funds.

For the periods indicated, the Funds paid the Adviser the following investment management fees and the Adviser waived the indicated amounts. For each Fund, the Adviser’s investment management fees are allocated among the classes of the Fund according to the relative net asset values of the classes.

Fund	Fiscal Year Ended September 30, 2023		Fiscal Year Ended September 30, 2022		Fiscal Year Ended September 30, 2021
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Government Money Fund(1)	$16,004,603	$13,541,762	$13,081,267	$11,068,653	$12,014,078	$10,165,761
Muni High Income Fund	$6,224,280	$0	$9,352,371	$0	$9,318,271	$0
Fixed Income Opportunities Fund(1)	$12,265,928	$79,050	$18,152,710	$0	$19,983,379	$47,286
Equity Income Fund	$1,142,648	$0	$1,187,085	$118,738	$1,210,456	$0
U.S. Core Equity Fund	$1,465,869	$0	$1,601,211	$0	$1,548,643	$0

(1)	The Adviser has voluntarily waived certain amounts in order to keep total annual fund operating expenses at or below certain percentages of the Funds’ respective average daily net assets.

The Adviser has voluntarily agreed to waive a portion of the expenses of the Government Money Fund to the extent needed to maintain a one- day net income yield (yield floor) of not less than 0.01% of the Fund’s average daily net assets. Effective March 1, 2018, the Adviser discontinued recapturing previously waived fees in the Government Money Fund. This waiver may be terminated at any time, and amounts waived may not be recaptured by the Adviser.

The Adviser has also voluntarily agreed to limit its fees or reimburse expenses for certain of the Funds. The Adviser intends to continue these arrangements at least through January 31, 2025; however, the Adviser is under no obligation to continue these arrangements, and may terminate them at any time. Any fee reductions or reimbursements may be repaid to the Adviser as described below.

		Expense Level (as a % of average daily net assets)
Fund	Institutional Class	Servicing Class	Class N
Fixed Income Opportunities Fund	N/A	N/A	1.09%

The Adviser may seek potential recovery of amounts waived or reimbursed for a period of three years from the fiscal year in which such amounts were waived or reimbursed provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations, and subject to various conditions described below.

If the Adviser were to seek to recover amounts previously waived or reimbursed, the Adviser would generally seek reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. The Adviser’s ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Adviser must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to each Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Adviser intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period.

For the fiscal years ending September 30, 2023, September 30, 2022, and September 30, 2021, the Adviser did not recapture any fees it had previously waived or expenses it had previously reimbursed for any of the Funds.

A summary of the Board’s considerations associated with its most recent renewal of the Management Agreement is included in the Trust’s Annual Report for the fiscal year ended September 30, 2023.

Conflicts of Interest

The Adviser and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “City National Rochdale”), including the entities and personnel who may be involved in the management, operations or distribution of the Funds are engaged in a variety of businesses and have interests other than those related to managing the Funds. The broad range of activities and interests of City National Rochdale gives rise to actual and potential conflicts of interest that could affect the Funds and their shareholders.

Certain actual and potential conflicts are described below. This is not, and is not intended to be, a complete enumeration or description of all the actual and potential conflicts that may arise. Additional, perceived or unanticipated conflicts of interest may arise from time to time in the ordinary course of City National Rochdale’s various business activities.

City National Rochdale and the Funds have adopted practices, policies and procedures that are intended to identify, manage and, when possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Funds’ investment activities and affect their performance.

City National Rochdale manages or advises other funds and accounts in addition to the Funds (collectively, the “Other Accounts”). Certain Other Accounts have investment goals similar to those of the Funds and/or engage in transactions in the same types of securities and instruments as the Funds. This creates potential conflicts and could affect the prices and availability of the securities and instruments in which a Fund seeks to invest, particularly in circumstances where the availability or liquidity of such investment opportunities is limited, and could have an adverse impact on the Fund’s performance. Other Accounts may buy or sell positions while a Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. A position taken by City National Rochdale, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a Fund or may be adverse to a company or issuer in which the Fund has invested.

The results of the investment activities of the Funds may differ significantly from the results achieved for Other Accounts. City National Rochdale may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice City National Rochdale may give to, or actions City National Rochdale may take for, the Funds. City National Rochdale may receive more compensation with respect to certain Other Accounts than that received with respect to the Funds or may receive compensation based on the performance of certain Other Accounts. The simultaneous management of Other Accounts that pay greater fees or other compensation than a fund creates a conflict of interest as City National Rochdale has an incentive to favor those Others Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among the funds and Other Accounts. City National Rochdale personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the Funds.

City National Rochdale and other financial service providers have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds. City National Rochdale may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. City National Rochdale will also benefit from increased assets under management. These compensation matters may create a financial incentive on the part of City National Rochdale to recommend the Funds over Other Accounts or products, or to effect transactions differently in the Funds as compared to Other Accounts. City National Rochdale has an interest in increasing Fund assets, including in circumstances when that may not be in the Funds’ or their shareholders’ interests.

City National Rochdale, out of its past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the Funds and Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments may be substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the Funds or Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit City National Rochdale to the extent the payments result in more assets being invested in the Funds and Other Accounts on which fees are being charged.

City National Rochdale may have a financial incentive to implement certain changes to the Funds or Other Accounts. For example, the Adviser may, from time to time, recommend a change in sub-adviser. City National Rochdale may benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee and/or the change reduces amounts waived and/or reimbursed by City National Rochdale to maintain applicable expense caps. Any recommendation to the Board concerning the replacement of a sub-adviser for a Fund is subject to the Adviser’s fiduciary duty to act in the best interests of a Fund and its shareholders.

City National Rochdale has existing and may have other future business dealings or arrangements with current or proposed sub-advisers, or other Fund service providers (or their affiliates) recommended by City National Rochdale. For example, an affiliate of SEI Investments provides accounting services to City National Bank, City National Rochdale’s parent corporation. Such other business dealings or arrangements present conflicts of interest that could influence City National Rochdale’s selection, retention or termination of sub-advisers or service providers. For example, City National Rochdale may have an incentive to hire as a sub-adviser or other service provider an entity with which City National Rochdale has, or would like to have, significant or other business dealings or arrangements, and City National Rochdale may have a disincentive to recommend the termination of such a sub-adviser or service provider.

A significant percentage of a Fund’s shares may be owned or controlled by City National Rochdale and/or Other Accounts advised by City National Rochdale. Accordingly, a Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect a Fund’s net asset value, performance and ability to meet shareholder redemption requests and could cause a Fund to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in a Fund’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Fund’s expense ratio. City National Rochdale is subject to potential conflicts of interest in selecting shares of Funds for redemption and in deciding whether and when to redeem such shares. Further, in most cases, City National Rochdale has proxy voting discretion with respect to Fund shares held in Other Accounts it advises. City National Rochdale faces conflicts of interest in voting proxies on behalf of the Other Accounts, and has adopted policies and procedures designed to mitigate such conflicts.

City National Rochdale has been designated as the Funds’ valuation designee (the “Valuation Designee”) with responsibility for fair valuation subject to oversight by the Funds’ Board of Trustees. City National Rochdale’s service as Valuation Designee is expressly permitted by applicable regulations. City National Rochdale performs such valuation services in accordance with joint valuation policies and procedures of the funds and City National Rochdale. City National Rochdale may value an identical asset differently than an affiliate. This is particularly the case in respect of difficult-to-value assets. City National Rochdale faces a conflict with respect to valuations generally because of their effect on City National Rochdale’s fees and other compensation. Valuation decisions by City National Rochdale may also result in improved performance of the Funds.

City National Rochdale derives ancillary benefits from providing investment management, shareholder servicing and distribution services to the Funds, and providing such services to the Funds may enhance City National Rochdale’s relationships with various parties, facilitate additional business development, and enable City National Rochdale to obtain additional business and generate additional revenue.

The range of activities, services and interests of a sub-adviser may give rise to actual and/or potential perceived conflicts of interest that could disadvantage a Fund and its shareholders. Among other things, a sub-adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more Funds, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. A sub-adviser’s portfolio managers may also manage funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. A sub-adviser and/or its affiliates also may derive ancillary benefits from providing investment sub-advisory services to a Fund, and providing such services to a Fund may enhance the sub-adviser’s and/or its affiliates’ relationships with various parties, facilitate additional business development and enable the sub-adviser and/or its affiliates to obtain additional business and generate additional revenue. Please see Appendix A for a further discussion of sub-adviser conflicts of interest.

Please see “Conflicts of Interest in Portfolio Management” below for a further discussion portfolio management conflicts.

SUB-ADVISERS

The Fixed Income Opportunities Fund

Each of Alcentra, Alcentra NY, AllFinancial, Federated, Seix and T. Rowe Price serves as a sub-adviser of the Fixed Income Opportunities Fund pursuant to one or more sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) with the Adviser. Federated and Seix have served as sub-advisers to the Fixed Income Opportunities Fund since the reorganization of its Rochdale Predecessor Fund into the Fixed Income Opportunities Fund on March 29, 2013. Alcentra has served as sub-adviser to the Fixed Income Opportunities Fund since March 2014. AllFinancial has served as sub-adviser to the Fixed Income Opportunities Fund since June 2014. Alcentra NY has served as sub-adviser to the Fixed Income Opportunities Fund since December 2017. T. Rowe Price has served as sub-adviser to the Fixed Income Opportunities Fund since December 2021. As of December 31, 2023, the portion of the Fixed Income Opportunities Fund managed by each of Alcentra, AllFinancial, Federated, Seix and T. Rowe Price is set forth in the following table.

Sub-Adviser	Percentage of Fund Managed
T. Rowe Price	27%
Alcentra	26%
Seix	22%
Federated	15%
AllFinancial	10%

The Adviser is responsible for allocating the assets among the Sub-Advisers. Each Sub-Adviser manages the investments of its portion or portions of the Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. The Sub-Advisers may also serve as managers or advisers to other investment companies and other clients, including clients of the Adviser.

The Adviser pays each Sub-Adviser a fee for its services. The fee is determined as a percentage of average daily net assets managed by the Sub-Adviser and is accrued daily and paid monthly. The Adviser paid the following sub-advisory fees to the Sub-Advisers named above for the periods indicated.

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021
Sub-Advisory Fees	$ 8,193,212.72	$13,109,282.45	$14,984,868.74

Each Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of each Sub-Advisory Agreement must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the applicable Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Fund or Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the applicable Fund, on not less than 60 days’ written notice by either party.

Summaries of the Board’s considerations associated with its most recent renewal or approval of Sub-Advisory Agreements with each of AllFinancial, Federated, Seix, and T. Rowe Price are included in the Funds’ Annual Report for the year ended September 30, 2023. Summaries of the Board’s considerations associated with its approvals of the Sub-Advisory Agreements with Alcentra and Alcentra NY will be available in the Funds’ Semi-Annual Report for the fiscal period ended March 31, 2024.

PORTFOLIO MANAGERS

Information regarding City National Rochdale and each of the Sub-Advisers is contained in the Prospectus under “Management of the Funds.” Following is information with respect to each person who is primarily responsible for the day-to-day management of each Fund’s portfolio (a “portfolio manager”), as identified in the Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in each Fund. All information provided below is as of September 30, 2023, unless otherwise indicated.

Government Money Fund, Fixed Income Opportunities Fund, Equity Income Fund and U.S. Core Equity Fund

City National Rochdale manages the investment portfolios of the Government Money Fund, Fixed Income Opportunities Fund, Equity Income Fund and U.S. Core Equity Fund.

City National Rochdale is a wholly-owned subsidiary of CNB. CNB compensates City National Rochdale employees, including the portfolio managers listed below, with base cash salaries, discretionary annual cash bonuses, and discretionary awards of Royal Bank of Canada common stock (subject to colleague eligibility), based on the investment professional’s assigned portfolios’ investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB’s investment division’s activities. Investment professionals are also eligible to participate in a corporate profit sharing program, which is a qualified defined contribution retirement plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions (“employer contributions”) each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB. In addition, CNB or City National Rochdale employees who devote substantially all of their time to City National Rochdale may be selected on a discretionary basis for participation in the City National Long-Term Performance Incentive Plan, which provides a non-qualified compensation deferral opportunity and an employer discretionary contribution in the form of cash or an award of Royal Bank of Canada common stock, which vests over a period of three years of service with City National Rochdale.

Government Money Fund

The individuals with primary responsibility for managing the Government Money Fund are Charles Luke and Michael Taila.

Mr. Luke manages the following accounts (including the Government Money Fund and Fixed Income Opportunities Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	3	$10,445.18	0	$0
Other Pooled Investment Vehicles:	0	0	0	$0
Other Accounts:	51	$647	0	$0

Mr. Taila manages the following accounts (including the Government Money Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$8,022.05	0	$0
Other Pooled Investment Vehicles:	0	0	0	$0
Other Accounts:	100	$3,550	0	$0

Neither Mr. Luke nor Mr. Taila owns any shares of the Government Money Fund.

Fixed Income Opportunities Fund

The individuals with primary responsibility for managing the Fixed Income Opportunities Fund are Charles Luke and Thomas Ehrlein. Additional information about Mr. Luke is set forth above under “Government Money Fund.”

Mr. Ehrlein manages the following accounts (including the Fixed Income Opportunities Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	3	$2,635.04	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Neither Mr. Luke nor Mr. Ehrlein owns any shares of the Fixed Income Opportunities Fund.

Equity Income Fund

The individuals with primary responsibility for managing the Equity Income Fund are Tony Hu and David Shapiro.

Mr. Hu manages the following accounts (including the Equity Income Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$170.08	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Mr. Shapiro manages the following accounts (including the Equity Income Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$170.08	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Messrs. Hu and Shapiro do not own any shares of the Equity Income Fund.

U.S. Core Equity Fund

The individuals with primary responsibility for managing the U.S. Core Equity Fund are Thomas A. Galvin and Amy Chen.

Mr. Galvin manages the following accounts (including the U.S. Core Equity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$364.29	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	3	$568	0	$0

Ms. Chen manages the following accounts (including the U.S. Core Equity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$364.29	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Mr. Galvin owns shares of the U.S. Core Equity Fund worth $500,001 - $1,000,000. Ms. Chen owns shares of the U.S. Core Equity Fund worth $100,001 - $500,000.

Muni High Income Fund

The individuals with primary responsibility for managing the Muni High Income Fund are William Black, Douglas Gibbs and Brian Winters.

Mr. Black manages the following accounts (including the Muni High Income Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$1,062.27	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	1	$1.965	0	$0

Mr. Gibbs manages the following accounts (including the Muni High Income Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$1,062.27	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Mr. Winters manages the following accounts (including the Muni High Income Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$1,062.27	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Mr. Black owns shares of the Muni High Income Fund worth $100,001-$500,000. Mr. Gibbs owns shares of the Muni High Income Fund worth $50,001-$100,000. Mr. Winters owns shares of the Muni High Income Fund worth $1-$10,000.

Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one Fund or other account may be presented with several potential or actual conflicts of interest.

First, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. In approving the Management Agreement and each Sub-Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the applicable Fund, and that the Adviser and each Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts of the Adviser or Sub-Adviser. To deal with these situations, the Adviser and each Sub-Adviser have adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation.

With respect to securities transactions for the Funds, the Adviser and each Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Adviser and Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The appearance of a conflict of interest may also arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Adviser or Sub-Adviser could share in investment gains.

The Trust, Adviser and Sub-Advisers have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Adviser and the Sub-Advisers meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two years each, unless terminated by mutual agreement, by either party on not less than 60 days’ prior written notice to the other party, upon the liquidation of a Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days’ written notice following an uncured material breach.

The Administrator is entitled to fees calculated based upon the aggregate average daily net assets (“Assets”) of the Trust, subject to a minimum annual fee. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of certain Funds’ shares.

For the periods indicated, the Funds paid the following administrative fees:

Fund	Fiscal Year Ended September 30, 2023		Fiscal Year Ended September 30, 2022		Fiscal Year Ended September 30, 2021
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Government Money Fund	$1,195,253	$0	$977,414	$0	$888,840	$0
Muni High Income Fund	$423,704	N/A	$487,403	N/A	$497,208	N/A
Fixed Income Opportunities Fund	$620,396	N/A	$839,340	N/A	$877,077	N/A
Equity Income Fund	$254,483	N/A	$232,845	N/A	$218,500	N/A
U.S. Core Equity Fund	$280,916	N/A	$257,972	N/A	$241,013	N/A

The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments, is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

DISTRIBUTOR

SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to shares of the Funds. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days’ written notice by either party or upon assignment by the Distributor. The Distributor receives distribution fees pursuant to the Distribution Plan on behalf of Class N shares of each Fund and Class S shares of the Government Money Fund. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The Distributor has entered into a Distribution Coordination Agreement with the Trust and CNR Securities LLC (“CNR Securities”), pursuant to which CNR Securities acts as Sub-Distribution Coordinator. CNR Securities is a FINRA registered broker-dealer and wholly owned subsidiary of City National Bank, is an affiliate of City National Rochdale. CNR Securities’ principal place of business is 400 Park Avenue, New York NY 10022. Under the Distribution Coordination Agreement, the entirety of the fees received by the Distributor pursuant to the Distribution Plan is transmitted to CNR Securities. CNR Securities then reallows those fees to broker-dealers and service providers, including City National Rochdale and other affiliates, for payments for distribution services of the type identified in the Distribution Plan, and retains any undistributed balance of fees received from the Distributor.

TRANSFER AGENT

Pursuant to a transfer agency agreement, U.S. Bank Global Fund Services (the “Transfer Agent”) located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds.

CUSTODIAN

Pursuant to a custodian agreement, U.S. Bank, N.A. (the “Custodian”), located at 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian of the Trust’s and the Irish Company’s assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS

As of March 6, 2023, Cohen & Company, Ltd. (“Cohen”), an independent registered public accounting firm, serves as independent registered accounting firm to the Trust. The Trust’s independent registered public accounting firm audits and reports on the annual financial statements of the Funds and may also perform other professional accounting, auditing and tax services when engaged to do so by the Trust. Shareholders are sent audited annual and unaudited semi-annual financial statements. The address of Cohen is 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103. Certain information for the fiscal years ended September 30, 2022, 2021, 2020 and 2019 has been audited and reported on by another independent registered public accounting firm.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. The address of Morgan, Lewis & Bockius LLP is 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626.

Dechert LLP serves as counsel to the Independent Trustees. The address of Dechert LLP is 633 West 5th Street, Suite 4900, Los Angeles, CA 90071.

SERVICER

The Fixed Income Opportunities Fund and the Irish Company have retained Financial Life Services, LLC (“FLS”) to provide certain services to the Fund regarding life insurance policies pursuant to the terms of a Servicing Agreement. The address of FLS is 60 Long Ridge Road, Suite 205, Stamford, Connecticut 06902.

The Fixed Income Opportunities Fund or the Irish Company pays FLS an annual servicing fee on each policy held by the Fund or Irish Company, as applicable. FLS will perform certain administrative services with respect of each policy, including: maintaining copies of documents evidencing the Fund’s purchase of policies; obtaining medical records, life expectancy reports and certain actuarial analyses; monitoring insurance premium billings and payments; confirming that premium payments are received and properly credited; tracking the life status and contact information of the insureds; and obtaining certain premium payment projections. FLS will also provide certain reports to the Fixed Income Opportunities Fund and the Irish Company relating to the policies.

LIFE SETTLEMENT POLICY VALUATION CONSULTANT

The Trust, on behalf of the Fixed Income Opportunities Fund, has retained Colva Insurance Services (“Colva”), a life insurance and life settlement actuarial consulting firm, to provide actuarial advice and an independent fair market valuation and assessment of the Fund’s life settlement portfolio. Colva is owned by Alpha Growth plc (“Alpha Growth”).

The Fixed Income Opportunities Fund paid Colva a one-time set up fee and continues to pay Colva a monthly fee based on the number of life settlement policies valued and an hourly fee for actuarial support.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the investment goals of the Funds; invest money obtained from the sale of the Funds’ shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Funds’ shares. Portfolio transactions may increase or decrease the returns of the Funds depending upon management’s ability correctly to time and execute them.

The Adviser and the Sub-Advisers, in effecting purchases and sales of portfolio securities for the accounts of the Funds, seek to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Adviser and the Sub-Advisers generally select broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. Each of the Adviser and the Sub-Advisers annually performs a formal review of the broker-dealers used by it with respect to the Funds, and performs informal reviews of the broker-dealers on an on-going basis.

While the Funds’ general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Funds or to the Adviser or Sub-Adviser(s), even if the specific services were not provided just to the Funds and may be lawfully and appropriately used by the Adviser or Sub-Adviser(s) in advising other clients. The Adviser and Sub-Adviser(s) consider such information, which is in addition to, and not in lieu of, the services required to be performed by them under the Management Agreement or Sub-Advisory Agreement, as appropriate, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Adviser or relevant Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Adviser or Sub-Adviser in carrying out its responsibilities to that Fund or to other discretionary advisory clients of the Adviser or relevant Sub-Adviser. The Investment Manger complies with Section 28(e) of the Securities Exchange Act of 1934 in this regard.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Adviser and the Sub-Advisers. Such other accounts may also make investments in instruments or securities at the same time as the Funds. On occasions when the Adviser or a Sub-Adviser determines the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Adviser or the Sub-Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser or a Sub-Adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

The Funds do not direct securities transactions to broker-dealers in recognition of the sale of Fund shares. However, broker-dealers who execute brokerage transactions for the Funds may effect purchases of shares of the Funds for their customers. The Funds do not use the Distributor to execute its portfolio transactions.

REGULAR BROKERS OR DEALERS

“Regular brokers or dealers” (as such term is defined in the 1940 Act) of a Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. For the fiscal year ended September 30, 2023, no Fund held any securities of its “regular brokers or dealers.”

PORTFOLIO TURNOVER

Each Fund buys and sells securities (or “turns over” its portfolio) as necessary to seek to achieve the Fund’s investment goal(s). A Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

Each Fund’s portfolio turnover rates (rounded to a whole number) for the periods indicated, are shown in the table below.

	Portfolio Turnover Rate for the Fiscal Year Ended	Portfolio Turnover Rate for the Fiscal Year Ended
Fund	September 30, 2023	September 30, 2022
Muni High Income Fund	25%	48%
Fixed Income Opportunities Fund	63%	94%
Equity Income Fund	32%	24%
U.S. Core Equity Fund	28%	28%

BROKERAGE

For the periods indicated, the indicated Funds paid the following brokerage commissions:

Year Ended September 30, 2023	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Muni High Income Fund	N/A	N/A	N/A	N/A
Fixed Income Opportunities Fund	$ 5,410.85	N/A	N/A	N/A
Equity Income Fund	$ 143,339.75	N/A	N/A	N/A
U.S. Core Equity Fund	$ 80,747.06	N/A	N/A	N/A

Year Ended September 30, 2022	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Muni High Income Fund	$ 19,024.96	N/A	N/A	N/A
Fixed Income Opportunities Fund	$ 83,414.46	N/A	N/A	N/A
Equity Income Fund	$ 96,506.00	N/A	N/A	N/A
U.S. Core Equity Fund(1)	$ 92,011.72	N/A	N/A	N/A

(1)	The increase in the total dollar amount of brokerage commissions paid can be attributed to an increase in trading for the Fund.

Year Ended September 30, 2021	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Muni High Income Fund	N/A	N/A	N/A	N/A
Fixed Income Opportunities Fund	$100,130.29	N/A	N/A	N/A
Equity Income Fund	$71,318.18	N/A	N/A	N/A
U.S. Core Equity Fund	$29,638.00	N/A	N/A	N/A

For the fiscal year ended September 30, 2023, 100% of the total brokerage commissions paid by the U.S. Core Equity Fund were paid to firms which provided research services to the Adviser as well as execution services. For the fiscal year ended September 30, 2023, 100% of the total brokerage commissions paid by the Equity Income Fund were paid to firms which provided research services to the Adviser as well as execution services.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the business day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought if purchased before 4:00 p.m., Eastern Time. Your dividends begin to accrue on the following day for shares purchased after this cut-off time. We will not credit you with dividends for shares on the day you sell them.

On each day that the Government Money Fund’s net asset values per share are determined (each a “Business Day”), the Fund’s net investment incomes are declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) as a dividend to shareholders of record as of the last calculation of net asset value prior to the declaration and to shareholders investing on that day subject to the following conditions: (1) receipt of the purchase order by the Transfer Agent before 3:00 p.m., Eastern Time; and (2) payment in immediately available funds wired to the Transfer Agent by the close of business the same day.

The Government Money Fund calculates dividends based on daily net investment income. For this purpose, the net investment income of the Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, less (2) accrued expenses allocated to that Fund. If the Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees.

Should the net asset values of the Government Money Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value, and any unrealized gains and losses could affect the amount of the Fund’s distributions.

FEDERAL INCOME TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in a Fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each Fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market (generally including MLPs), other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships” (generally including MLPs).

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships (generally including MLPs), may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at the applicable corporate tax rate on any taxable income or gains that it does not distribute to its shareholders.

Net short-term and long-term capital losses incurred by a Fund may be carried forward to offset future capital gains for an unlimited period. Capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2023, the Funds had the following capital losses:

Fund	Short-Term Loss	Long-Term Loss	Total
Muni High Income Fund	$(98,631)	$(54,507)	$(153,138)
Fixed Income Opportunities Fund	$(109,429)	$(256,043)	$(365,472)
Equity Income Fund	$--	$--	$--

Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swaps, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount. These rules may also affect the amount, timing, and character of income and gain recognized by the Funds and of distributions to shareholders. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

A Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on high yield obligations may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible by the issuer, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

If a Fund invests in the equity securities of an MLP, the Fund will generally be a partner in such MLP. Accordingly, the Fund will be required to take into account the Fund’s allocable share of the income, gains, losses, deductions, expenses and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. MLP distributions to partners are not taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed to a partner exceeds the partner’s basis in its MLP interest. The Funds expect that any cash distributions they may receive with respect to investments in equity securities of MLPs will exceed net taxable income allocated to them from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated by the MLPs. No assurance, however, can be given in this regard.

Additionally, depreciation or other cost recovery deductions passed through to a Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the applicable Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of recapture. In order to distribute recapture income or to fund redemption requests, a Fund may need to liquidate investments, which may lead to additional recapture income.

Non-corporate taxpayers are generally eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” Subject to any future guidance to the contrary, a Fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and shareholders will not be able to claim such a deduction in respect of Fund dividends attributable to any such income.

Foreign Investments

Dividends, interest or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. If at least 50% of the value of a Fund’s assets is represented by interests in other RICs at the close of each quarter of its taxable year, the Fund may make the same election, treating both qualified foreign taxes paid by the Fund and qualified foreign taxes paid by underlying RICs in which the Fund invests as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in its income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund and RICs in which the Fund invests, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes may be claimed, however, by non-corporate shareholders who do not itemize deductions, and no deduction for foreign taxes will be permitted to individuals in computing their alternative minimum tax liability. Shareholders that are exempt from tax under Section 501(a) of the Code, such as certain pension plans, generally will derive no benefit from this election. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies

If a Fund purchases shares in certain foreign entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

If a Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement for treatment as a regulated investment company and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Investments in Other RICs

A Fund’s investment in one or more other RICs could adversely affect the amount, timing and character of distributions to its shareholders. Each underlying RIC in which a Fund invests will be required to distribute the underlying RIC’s income and gains on an annual basis, but cannot distribute losses. As a result, a Fund that invests in other RICs generally will not be able to offset losses of one underlying RIC against income or gains of another underlying RIC, unless in certain circumstances it sells or redeems shares of the underlying RIC with the loss. Additionally, a Fund that invests in other RICs will not be able to offset its own income or gains with the losses from an underlying RIC in which it invests, unless in certain circumstances it sells or redeems shares of the underlying RIC with the loss.

A Fund’s sales or redemptions of shares in underlying RICs could cause it to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to the Fund’s shareholders. Further, a portion of losses on sales or redemptions of shares in the underlying RIC may be deferred.

Short-term capital gains earned by an underlying RIC will be treated as ordinary dividends when distributed to a Fund holding shares of the underlying RIC and therefore will not be offset by capital losses incurred on other investments made by the Fund. This may result in more ordinary dividends for Fund shareholders and/or a shifting of capital gain dividends to ordinary dividends compared to the dividends that would have been paid if the Fund had invested directly in the assets held by the underlying RIC.

Taxation of U.S. Shareholders

Dividends and other distributions by a Fund are generally treated under the Code as received by its shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). If, however, a Fund retains an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gain in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gains included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon timely filing appropriate returns or claims for refund with the IRS.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If a Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, a Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income (which would generally include exempt-interest income). To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.

The Code permits tax-exempt interest received by a Fund to flow through as tax-exempt “exempt-interest dividends” to the Fund’s shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Code. A Fund may also report exempt-interest dividends if at least 50% of the value of its assets is represented by interests in other RICs at the close of each quarter of its taxable year. Exempt-interest dividends are excluded from a shareholder’s gross income under the Code but are nevertheless required to be reported on the shareholder’s U.S. federal income tax return. The percentage of income reported as exempt-interest dividends for a month may differ from the percentage of distributions consisting of tax-exempt interest during that month. That portion of a Fund’s dividends and distributions not reported as exempt-interest dividends will generally be taxable as described below.

Exempt-interest dividends paid by a Fund are exempt from regular federal income taxes. Other distributions from a Fund’s net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. Such distributions will not be eligible for the dividends-received deduction for a corporate shareholder.

Exempt-interest dividends derived from interest on certain “private activity bonds” will be a tax preference item, which increases alternative minimum taxable income for individuals that are subject to the U.S. federal alternative minimum tax. Bonds issued in 2009 or 2010 generally will not be treated as private activity bonds, and exempt-interest dividends derived from interest earned on such bonds generally will not be treated as a tax preference item. A significant portion of exempt-interest dividends distributed by the Muni High Income Fund is expected to be a tax preference item for purposes of the federal alternative minimum tax applicable to noncorporate taxpayers.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends (other than exempt-interest dividends), interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends (other than exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Special rules apply to certain dividends that are reported by a Fund as “qualified dividend income.” Such dividends are subject to tax for non-corporate shareholders at reduced rates, provided that the distributing Fund and the shareholder satisfy certain holding period and other requirements. Qualified dividend income is not actually treated as capital gain, however, and thus generally cannot be offset by capital losses. The portion of dividends eligible to be treated as qualified dividend income will be: (i) 100% of the dividends paid by a Fund in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the dividends paid by a Fund to a non-corporate shareholder in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified foreign corporations are foreign corporations that are incorporated in a possession of the United States or that are eligible for benefits under certain U.S. income tax treaties. Certain other dividends received from foreign corporations will be treated as qualified dividends if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a REIT or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be qualified dividend income.

If an individual receives a dividend subject to tax at long-term capital gain rates that constitutes an “extraordinary dividend” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to shares, they may be denied a portion of the dividends-received deduction with respect to those shares.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated receipts, and shareholders may receive dividends in an earlier year than would otherwise be the case.

For tax years beginning after December 31, 2017, and before January 1, 2026, a non-corporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If a Fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for a Fund’s dividends to be eligible for this deduction when received by a non-corporate shareholder, the Fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the Fund received the eligible dividends, and the non-corporate shareholder must meet certain holding period requirements with respect to the Fund shares.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives dividends or other distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable Fund will be increased by such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution (other than daily dividends paid by the Government Money Fund or the Bond Funds) should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Interest on indebtedness incurred by shareholders, directly or indirectly to purchase or carry shares in Funds that distribute exempt-interest dividends is not deductible for U.S. federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a Fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, any portion of an exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Sales of Shares

Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

Shareholders holding shares of the Government Money Fund will not have any gain or loss on a sale or exchange so long as it maintains a net asset value of $1.00 per share and, while the shareholders held such shares, has not made a distribution that is treated as a return of capital for tax purposes. The Government Money Fund does not expect to report any distributions as a return of capital for tax purposes.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Backup Withholding

A Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), other distributions and redemption proceeds (except for proceeds from redemptions of Government Money Fund shares) payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding is not an additional tax, and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities.

Notices

Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions, and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

For sales or exchanges of shares of a Fund (other than the Government Money Fund) acquired (including through the reinvestment of dividends and capital gains distributions) on or after January 1, 2012, that Fund will report to shareholders and the IRS the cost basis and holding period of the shares and the amount of gain or loss on the sale or exchange. If a shareholder has a different basis for different shares of a Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account at different prices per share), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. For purposes of calculating and reporting basis, shares acquired on or after January 1, 2012, are generally treated as held in a separate account from shares acquired prior to January 1, 2012.

Effective January 31, 2014, each Fund’s default method for calculating basis is specific lot identification using the average cost method. Prior to that time, each Fund’s default method for calculating basis was specific lot identification using the “first-in, first-out” (“FIFO”) method. Subject to certain limitations, a shareholder may choose a method other than the default method at the time of shares are sold or exchanged. Shareholders should contact the Trust at (888) 889-0799 for information regarding available methods of basis computation and procedures for electing a method other than the default method. Prior to redeeming shares, shareholders should contact their own tax advisers concerning the consequences of applying the default method or choosing another method of basis calculation.

Shares of all Funds are offered through approved broker dealers or other financial institutions (each an “Authorized Institution”). If you own shares of a Fund through an Authorized Institution, your Authorized Institution is responsible for maintaining your individual account records and calculating your cost basis based upon their default method. Please note your Authorized Institution’s default method may differ from that of the Fund, and you should contact them directly with any questions regarding your account or general cost basis inquiries.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Distributions derived from interest on U.S. Government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax described in the preceding paragraph generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. This 30% withholding tax also will not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified interest income,” or (b) short-term capital gain dividend to the extent such dividends are derived from a Fund’s “qualified short-term gain.” Qualified net interest income is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to a Fund’s distributions other than exempt-interest dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by a fund from REITs may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding taxes, and requiring non-U.S. investors to file nonresident U.S. income tax returns. Also, gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, shares of a Fund may qualify as USRPIs, which could result in 15% withholding on certain distributions and gross redemption proceeds paid to certain non-U.S. investors.

TAXATION OF INVESTMENT IN THE IRISH COMPANY – FIXED INCOME OPPORTUNITIES FUND

In general, a “United States shareholder” of a CFC must include in gross income for U.S. federal income tax purposes its share of certain types of income of the CFC, regardless of whether the CFC distributes that income to the United States shareholder. A “United States shareholder” is a United States person who owns (directly, indirectly or constructively) 10% or more of the total combined (i) voting power of all classes of a foreign corporation’s voting stock or (ii) value of shares of all classes of stock of a foreign corporation. A foreign corporation is a CFC if, on any day during its taxable year, “United States shareholders” own more than 50% of the voting power or value of its stock. The Fund expects that the Irish Company will be treated as a CFC and that the Fund will be treated as a “United States shareholder” of the Irish Company. As a “United States shareholder” of the Irish Company, the Fund will be required to include in its gross income its share of certain types of income earned by the Irish Company, regardless of whether corresponding cash amounts are distributed to the Fund in a given year. The Fund must distribute to its shareholders, at least annually, all or substantially all of its taxable income, including its share of the Irish Company’s income that is included in the Fund’s income under these rules, to qualify to for treatment as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund’s investment in the Irish Company may require the Fund to dispose of portfolio investments or to borrow, in each case potentially under disadvantageous circumstances, to generate cash necessary to satisfy such distribution requirement. Such a disposition of investments will potentially cause the Fund to realize additional taxable gain or loss.

CALIFORNIA INCOME TAX

So long as a Fund continues to qualify as a regulated investment company under the Code, the Fund will incur no California income or franchise tax liability on income and capital gains distributed to shareholders.

GENERAL

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the Funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

IRISH CORPORATE TAXES (IRISH COMPANY)

As noted, the Fixed Income Opportunities Fund will invest some of its net assets in the Irish Company.

Taxation Status of Irish Company as a Section 110 Company

The Irish Company has adopted the position that it is entitled to the benefits of Section 110 of the Irish Taxes Consolidation Act 1997 (as amended) (“Section 110”). Companies qualifying under Section 110 (“Section 110 Company”) are subject to Irish corporation tax at rate of 25% on their taxable profits, which are calculated under trading tax principles. Furthermore, there is no requirement in the legislation for such a company to earn a certain level of taxable profits. Consequently, the Irish Company has been established with the intention of having minimal taxable profits through the use of a profit participating note (“Note”) held by the Fund. Subject to certain conditions being satisfied, any interest paid on the Note to the Fund should be tax deductible in calculating the Irish taxable profits of the Irish Company. In general, Irish income tax at the standard rate of 20% is required to be withheld from payments of Irish source interest. Provided the Fund is a resident of the United States for U.S. taxation purposes then no Irish withholding tax should arise on payments of interest on the Note held by the Fund.

In order for the Irish Company to qualify as a Section 110 Company and to remain a Section 110 Company, there are various conditions that need to be satisfied. A Section 110 Company is a company:

a)	which is resident in Ireland;

b)	which either:

(i)	acquires qualifying assets from a person;

(ii)	holds, manages or both holds and manages qualifying assets as a result of an arrangement with another person; or

(iii)	has entered into a legally enforceable arrangement with another person which itself constitutes a qualifying asset;

c)	which carries on in Ireland a business of holding, managing, or both the holding and management of, qualifying assets, including, in the case of plant and machinery acquired by the Section 110 Company, a business of leasing that plant and machinery;

d)	which, apart from activities ancillary to that business, carries on no other activities;

e)	which has notified an authorized officer of the Revenue Commissioners in the prescribed form within the prescribed time limit that it is, or intends to be, such a Section 110 Company; and

f)	the market value of all qualifying assets held, managed, or both held and managed by the company or the market value of qualifying assets in respect of which the company has entered into legally enforceable arrangements is not less than EUR 10,000,000 on the day on which the qualifying assets are first acquired, first held, or a legally enforceable arrangement in respect of the qualifying assets is entered into (which is itself a qualifying asset), but a company shall not be a Section 110 Company if any transaction is carried out by it otherwise than by way of a bargain made at arm’s length apart from where that transaction is the payment of consideration for the use of principal in certain circumstances.

For this purpose, qualifying assets means assets which consist of, or of an interest (including a partnership interest) in, financial assets, commodities or plant and machinery.

If a company is a Section 110 Company, then profits arising from its activities shall be chargeable to corporation tax under Case III of Schedule D (which is applicable to non-trading income) at a rate of 25%. However, for that purpose those profits shall be computed in accordance with the provisions applicable to Case I of that Schedule (which is applicable to trading income). Accordingly, expenses, including interest expenses, will be deductible if they are incurred wholly and exclusively by the Irish Company for the purposes of its business as a Section 110 Company, subject to any required statutory adjustments. As a result, it is anticipated that the Irish Company should be subject to Irish corporation tax only on its profits calculated under generally accepted accounting practice, after deducting all of its revenue expenses (including interest payable on the Note to the Fund). If, for any reason, the Irish Company is not or ceases to be such a Section 110 Company, the Irish Company could be obliged to account for Irish tax in respect of profits for Irish tax purposes, which are materially in excess of profits calculated under generally accepted accounting practice. This could result in material tax being payable in Ireland.

As part of its anti-tax avoidance package the European Commission published a draft Anti-Tax Avoidance Directive on January 28, 2016, which was formally adopted by the EC Council on July 12, 2016, in Council Directive (EU) 2016/1164 (the “ATAD I”). Amongst the measures contained in ATAD I is an interest deductibility limitation rule. ATAD I was transposed into Irish legislation effective from January 1, 2022, and is commonly referred to as the “Interest Limitation Rules.” The new Interest Limitation Rules apply to the accounting period commencing on or after January 1, 2022. The Irish Company has a fiscal year end of September 30, and therefore the first accounting period to which the new Interest Limitation Rules will apply will be for the fiscal year ended September 30, 2023.

The Interest Limitation Rules provide that interest costs in excess of the higher of (a) EUR 3,000,000 or (b) 30% of an entity’s earnings before interest, tax, depreciation and amortization will not be deductible in the year in which they are incurred but would remain available for carry forward. However, the restriction on interest deductibility is only in respect of the amount by which interest equivalent borrowing costs exceed “interest equivalent income.” The legislation transposing the Interest Limitation Rules into Irish legislation are complex. While it is not expected that the Irish Company (based on its ownership structure and availing of what is known as the “single company worldwide group” relief) will have annual interest equivalent borrowing costs exceeding interest equivalent income of more than EUR 3,000,000, it is still possible that the Interest Limitation Rules could affect the tax efficiency of the Irish Company by possibly limiting the tax deduction for any interest arising on the Note.

On February 21, 2017, the Economic and Financial Affairs Council of the European Union agreed to an amendment to the Anti-Tax Avoidance Directive to provide for minimum standards for counteracting hybrid mismatches involving EU Member States and third countries (“ATAD II”). ATAD II requires EU Member States to delay or deny deduction of payments, expenses or losses or include payments as taxable income, in case of hybrid mismatches. Ireland has passed legislation which has transposed ATAD II into Irish law effective January 1, 2020. While the Note held by the Fund is a hybrid instrument (i.e., treated as debt in Ireland and equity in the United States for tax purposes), it is not expected that ATAD II will restrict the amount of interest paid on the Note which is tax deductible in Ireland, as such interest paid is included in the taxable income of the Fund and furthermore the interest should not be regarded as paid to an “associated enterprise”, as defined in the ATAD II legislation. As a result, it is not expected that any mismatch arises due to the hybrid nature of the Note. ATAD II contained a second provision combatting the use of reverse hybrid entities. As a result, Ireland introduced anti-reverse hybrid rules effective from January 1, 2022. Such provisions are aimed at combating any tax advantage arising from an Irish tax transparent entity being treated as opaque in the jurisdiction of some or all its investors, such that some, or all, of its income goes untaxed. The Irish Company should not be considered to be a reverse hybrid entity.

SHARE PRICE CALCULATION

THE EQUITY FUNDS AND THE BOND FUNDS

With respect to the Equity Funds and the Bond Funds, the NAV of a class of a Fund is calculated as follows. All Fund liabilities incurred or accrued attributable to that class are deducted from the valuation of the Fund’s total assets, which includes accrued but undistributed income, attributable to that class. The resulting net assets are divided by the number of shares of that class of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share of that class.

In general, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser pursuant to procedures approved by or under the direction of the Board of Trustees. Pursuant to those procedures, the Board of Trustees has designated the Adviser as each Fund’s Valuation Designee responsible for determining whether market quotations are readily available and reliable, and making good faith determinations of fair value when appropriate. The Valuation Designee carries out its responsibilities with respect to fair value determinations through its internal fair value committee (the “Fair Value Committee”). As the Valuation Designee, the Adviser is responsible for the establishment and application, in a consistent manner, of appropriate methodologies for determining the fair value of investments, periodically reviewing the selected methodologies used for continuing appropriateness and accuracy, and making any changes or adjustments to the methodologies as appropriate. The Valuation Designee is also responsible for the identification, periodic assessment, and management of material risks, including material conflicts of interest, associated with fair value determinations, taking into account the applicable Fund’s investments, significant changes in the Fund’s investment strategies or policies, market events, and other relevant factors. The Valuation Designee is subject to the general oversight of the Board. The net asset value per share of any investment company in which a Fund invests is calculated as described in the Prospectus and SAI.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded OTC, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents is monitored and reviewed by the Fair Value Committee.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations, estimates of market value based on similar securities or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator, at the direction of the Fair Value Committee, obtains a bid price from an independent broker who makes a market in the security. The Fair Value Committee supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Equity Funds and the Bond Funds’ determination of net asset value) on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

To ensure that the independent broker continues to supply a reliable valuation, at least once per week the Administrator provides the broker-supplied value to the Valuation Designee for review and approval. In addition, the Valuation Designee (or Sub-Adviser) will consult with the Administrator in the event of a pricing problem, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Valuation Designee determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Fair Value Committee will determine the security’s value using fair value procedures approved by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security’s fair value. In making a good faith determination of the fair value of the security, the Fair Value Committee will consider the Valuation Designee’s (or the Sub-Adviser’s) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

Market quotations are not readily available for the life insurance policies in which the Fixed Income Opportunities Fund or the Irish Company may invest. The life insurance policies are valued using a probabilistic method, for an actuarially derived valuation approach, in order to determine the value of each policy. The fair value procedures approved by the Board of Trustees recognize that the policies are illiquid and that no market currently exists for the policies. Under the probabilistic method, two life expectancies are obtained from established life expectancy providers on the insured(s) of the policy and an actuarial table is used to determine the probability of survival in each year going forward for the insured(s) for each of the two life expectancies. The probabilities associated with each life expectancy are then utilized along with the premiums due and the death benefit of the policy for each year of the policy to determine expected cash flows. These cash flows are then discounted at a rate that accounts for the risk associated with the policy and various other factors. The valuations from each life expectancy are then typically averaged to obtain the desired market valuation for the investor.

THE GOVERNMENT MONEY FUND

The Government Money Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Government Money Fund’s investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder’s interest.

If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believes may result in a material dilution or other unfair results to investors or existing shareholders, the Board of Trustees is required to cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. If the Government Money Fund’s net asset values per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments for the Fund in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the “Plan”) for the Class N shares of the Funds and the Class S shares of the Government Money Fund, in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto (“Qualified Trustees”). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan adopted for the Class N and Class S shares provides that the Trust will pay the Distributor a fee that the Distributor can use to compensate broker-dealers and service providers, including affiliates of the Adviser and the Distributor, that provide distribution-related services to the Class N and Class S shareholders or to their customers who beneficially own the Class N and Class S shares. Under the Plan, the annual distribution fee rate for the Equity Funds’ and the Bond Funds’ Class N shares is 0.25%, and the annual distribution fee rate for the Government Money Fund’s Class N and Class S shares is 0.30% and 0.50%, respectively.

Payments may be made under the Plan for distribution-related services, including, but not limited to, payments made to agents or consultants of the Distributor, payments made to persons who engage in or provide support services in connection with the distribution of Fund shares, payments made under dealer agreements, costs relating to marketing and promotional activities, and costs of printing and distributing materials to prospective Fund shareholders.

Except to the extent that affiliates of the Adviser have received or receive distribution fees from the Distributor, or that the Adviser has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has or had a direct or indirect financial interest in the operation of the Plan or any related agreements.

The Plan provides that the distribution fees paid by a particular class of a Fund may only be used to pay for the distribution expenses of that class of the Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the Fund to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Funds from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board annually reviews the Plan and has determined each year that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Funds, the Distributor or the Adviser and a selling agent with respect to the shares) may be terminated without penalty upon at least 60 days’ notice by the Distributor or the Adviser, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.

All distribution fees paid by the Funds under the Plan will be paid in accordance with FINRA Rule 2341, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses paid to the Distributor with respect to each Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be made by the Independent Trustees.

For the period indicated, the Funds paid the Distributor the following distribution fees under the Plan.

Fiscal Year Ended September 30, 2023	Total Fees Paid To the Distributor	Total Fees Paid Directly to Other Broker-Dealers and Financial Intermediaries
Class N Shares
Government Money Fund(1)	$1,447,768.44	$1,447,768.44
Muni High Income Fund	$1,775,840.60	$1,775,840.60
Fixed Income Opportunities Fund	$6,132,964.21	$6,132,964.21
Equity Income Fund	$506,993.69	$506,993.69
U.S. Core Equity Fund	$516,542.66	$516,542.66

Class S Shares
Government Money Fund(1)	$4,668,739.23	$4,668,739.23

(1)	Prior to March 1, 2018, the Distributor had voluntarily agreed to waive/reduce fees of the Government Money Fund in order to maintain a one-day net income yield (yield floor) of not less than 0.01% of the Fund’s average daily net assets. Effective March 1, 2018, the yield floor was terminated and the Government Money Fund, Distributor and CNR Securities contractually agreed to limit the distribution fee payable by Class S shares of the Fund to 0.45% through January 31, 2025.

SHAREHOLDER SERVICES AGREEMENT

CNB, an affiliate of the Adviser, has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of all classes of each Fund, except for Institutional Class shares. As compensation for the provision of such services, each Fund will pay CNB a fee of 0.25% of the average daily net assets of the applicable classes on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions (each a “Participating Organization”) out of the fees CNB receives from the Funds under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Funds.

Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Funds’ shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Funds registered in the name of CNB, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders. The Shareholder Services Agreement provides that no distribution-related services will be provided under the agreement.

CNB may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Funds for their customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of Participating Organizations should read the Funds’ Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

For the periods indicated, pursuant to the Shareholder Services Agreement, the Class N, Class S, and Servicing Class shares of the Funds paid CNB the following fees:

Fees Paid for the Fiscal Year Ended September 30, 2023	Class N	Class S	Servicing Class
Government Money Fund	$1,206,467.75	$2,593,731.37	$11,588,419.97
Muni High Income Fund	$1,775,840.60	$0	$1,336,299.15
Fixed Income Opportunities Fund	$0	$0	$6,132,964.21
Equity Income Fund	$0	$0	$506,993.69
U.S. Core Equity Fund	$516,542.66	$0	$399,253.02

Fees Paid for the Fiscal Year Ended September 30, 2022	Class N	Class S	Servicing Class
Government Money Fund	$1,255,368.52	$1,699,776.85	$9,622,920.69
Muni High Income Fund	$2,820,265.34	$0	$1,855,920.19
Fixed Income Opportunities Fund	$0	$0	$9,076,355.10
Equity Income Fund	$0	$0	$593,542.44
U.S. Core Equity Fund	$554,083.86	$0	$446,232.12

Fees Paid for the Fiscal Year Ended September 30, 2021	Class N	Class S	Servicing Class
Government Money Fund	$1,265,982	$1,704,166	$8,581,800
Muni High Income Fund	$2,876,456	$0	$1,782,679
Fixed Income Opportunities Fund	$9,991,689	$0	$0
Equity Income Fund	$1,210,456	$0	$0
U.S. Core Equity Fund	$512,495	$0	$444,355

As a Participating Organization, each of City National Securities, Inc. (“CNS”) and City National Rochdale, each a wholly-owned subsidiary of CNB, has entered into a Shareholder Service Provider Agreement with CNB to provide shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of CNS and City National Rochdale, respectively.

For the periods indicated, pursuant to the Shareholder Service Provider Agreement, CNB paid CNS the following fees:

Fund	Fiscal Year Ended September 30, 2023	Fiscal Year Ended September 30, 2022	Fiscal Year Ended September 30, 2021
Government Money Fund	$9,358,355.95	$3,966,764.52	$48,007.58
Muni High Income Fund	$103,825.20	$152,590.05	$153,976.75
Fixed Income Opportunities Fund	$353,612.58	$459,481.14	$456,101.35
Equity Income Fund	$106,378.21	$132,653.23	$129, 283.79
U.S. Core Equity Fund	$230,355.11	$263,423.15	$257,141.36

For the periods indicated, pursuant to the Shareholder Service Provider Agreement, CNB paid City National Rochdale the following fees:

Fund	Fiscal Year Ended September 30, 2023	Fiscal Year Ended September 30, 2022	Fiscal Year Ended September 30, 2021
Government Money Fund	N/A	N/A	N/A
Muni High Income Fund	$1,818,848.98	$2,850,490.87	$2,878,121.12
Fixed Income Opportunities Fund	$4,439,060.05	$6,708,268.43	$7,527,109.69
Equity Income Fund	$300,326.08	$342,733.22	$344,628.33
U.S. Core Equity Fund	$419,779.04	$444,344.59	$411,092.52

MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Funds on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the Custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and industry association membership dues. In its role as investment adviser, City National Rochdale has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Funds as described above and in the Prospectus.

CODES OF ETHICS

Each of the Trust, the Adviser, the Sub-Advisers and the Distributor has adopted codes of ethics which contains policies on personal securities transactions by “access persons.” These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings as described below.

Disclosure, Generally: All Funds

The Adviser and the Administrator receive information regarding the Funds’ portfolio holdings on a daily basis, and have the ability to disclose such information to other persons. The Funds or the Adviser may disclose the Funds’ entire portfolio holdings as of the end of a calendar month to third parties no sooner than 30 calendar days after the end of the month, provided such disclosure is publicly available to all investors (on the Funds’ website or otherwise) unless earlier or more limited disclosure is specifically allowed as outlined below.

The Funds or the Adviser may disclose selected information and commentary about portfolio holdings that does not identify specific portfolio holdings (“Portfolio Data”) orally or in writing to third parties as of the end of the most recent calendar month no sooner than ten calendar days after month-end. Portfolio Data may include, but is not limited to, information about how each Fund’s investments are generally allocated among asset classes, economic sectors, sub-advisers, industries, countries, and other general fundamental characteristics (e.g., P/E ratios, market capitalizations). For fixed income funds, Portfolio Data may include information about types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may be provided to members of the press, persons considering investing in the Fund, including consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers, and rating and ranking organizations. The Adviser may restrict access to Portfolio Data of a Fund in its sole discretion if the Adviser believes the release of such Portfolio Data may be harmful to the Fund.

Additionally, the Trust files the Funds’ complete portfolio holdings schedules as of the end of each first and third fiscal quarter with the SEC on Form N-PORT within 60 days of the end of the quarter. The Trust must still prepare monthly reports within the originally required 30 days, but will hold those reports to be reported all at once on a quarterly basis. With respect to the Trust’s second and fourth fiscal quarters, lists of the Funds’ complete portfolio holdings will be made available in the Funds’ annual and semi-annual reports, which will be mailed to shareholders within 60 days of the end of the quarter and are filed with the SEC on Form N-CSR within ten days of such mailing. The current shareholder reports will also be available on the Funds’ website.

Disclosure, Generally: Government Money Fund

With respect to the Government Money Fund, the Fund and the Adviser may post on the Fund’s website, for a period of no less than six months, and beginning no later than the fifth business day of the month, a schedule of the Fund’s investments as of the last business day of the prior month, including all information about such investments required by Rule 2a-7 under the 1940 Act.

In addition, with respect to the Government Money Fund, the Administrator files with the SEC a monthly report of portfolio holdings on Form N-MFP, current as of the last business day of the previous month, no later than the fifth business day of each month. The information filed with the SEC on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains.

Exceptions

Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Funds’ portfolio holdings may be disclosed to any third party except for the following disclosures, which are generally made by the Adviser or the Administrator: 1) the Funds and the Adviser may disclose to third parties the ten largest holdings of any Fund no sooner than a period of ten calendar days after the prior month-end; 2) information about a Fund’s holdings in any particular security can be made available to stock exchanges, regulators or issuers at any time; 3) Fund portfolio holding information can be made available to rating and ranking organizations (e.g., Morningstar), subject to confidentiality requirements; 4) Fund portfolio holding information can be made available to any other third party provided that the recipient has a legitimate business need for the information and pursuant to a written confidentiality agreement between the recipient and the Adviser, including provisions restricting trading on the information provided; 5) the Funds and the Adviser may disclose any portfolio holdings to third parties as may be required by law or by the rules or regulations of the Securities and Exchange Commission or by the laws or regulations of foreign jurisdictions in which the Funds invest. Any exception to the general portfolio holding policy discussed above and any other waiver of the Funds’ Portfolio Holdings Disclosure Policy must be approved in writing by the Funds’ CCO.

As of December 31, 2023, the Trust or its service providers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the investment advisers and sub-advisers of the Funds, the Trust’s administrator and custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services pursuant to proxy voting agreements under which the Trust’s portfolio holdings information is provided daily or weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to which the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information; (iv) Morningstar, Inc., Lipper Inc., imoney.net, Thomson Financial, Standard and Poor’s, and Bloomberg L.P. pursuant to agreements under which each Fund’s portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust’s website; and (v) The Bank of New York Mellon, MSCI, Bloomberg PORT, and FactSet, pursuant to agreements under which portfolio holdings information for the Fixed Income Opportunities Fund is provided on a daily basis.

The release of all non-public information by the Trust is subject to confidentiality requirements which the Board of Trustees has determined are adequate to safeguard the Funds and their shareholders from improper disclosure of portfolio holdings information. The Adviser’s Code of Ethics prohibits all of its employees from communicating material non-public information to others in violation of law or entering into any transaction based on material non-public information. Each of the Administrator and Glass Lewis & Co. is required to keep confidential all information related to the Trust pursuant to its respective service agreement. The Trust’s custodian, independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust currently provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Funds’ website.

Neither the Trust nor its Adviser, Sub-Advisers or any other person may receive compensation in connection with the disclosure of information about the Trust’s portfolio securities. In the event of a conflict between the interests of Fund shareholders and those of the Trust’s Adviser, Sub-Advisers, distributor, or any affiliated person of the Trust or its Adviser, Sub-Advisers or distributor, the CCO will make a determination in the best interests of the Fund’s shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting. The Board of Trustees oversees the disclosure of information about the Trust’s portfolio holdings principally by receiving oral and written reports from the CCO and through interaction with the CCO at meetings of the Board of Trustees.

The Adviser, the Sub-Advisers and their affiliates provide investment advice to clients other than the Funds that have investment goals that may be substantially similar to those of the Funds they manage. These clients also may have portfolios consisting of holdings substantially similar to those of the applicable Funds and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Adviser, the Sub-Adviser or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

PROXY VOTING

Each Fund has delegated responsibility to vote proxies related to portfolio securities to the Adviser or applicable Sub-Adviser, subject to the Board’s general oversight. The Adviser and applicable Sub-Advisers have adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds. These policies and procedures require the Adviser and Sub-Advisers to vote proxies received in a manner consistent with the best interests of the Funds. The Adviser and Sub-Advisers, as fiduciaries, owe the duties of care and loyalty with respect to all services undertaken on a Fund’s behalf, including voting proxies for securities held by the Fund.

The Adviser and applicable Sub-Advisers recognize that in certain circumstances a conflict of interest may arise when voting a proxy. For example, a conflict of interest is deemed to occur when the Adviser or a Sub-Adviser or one of their affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Adviser’s or a Sub-Adviser’s independence of judgment and action in voting the proxy. When a proxy proposal raises a material conflict of interest between the Adviser’s or Sub-Adviser’s interests and those of a Fund, the Adviser or Sub-Adviser will seek to resolve the conflict in accordance with its adopted procedures.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling (888) 889-0799, (2) on the Funds’ website at www.citynationalrochdalefunds.com, and (3) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of the Adviser and each Sub-Adviser that votes proxies on behalf of the Funds is included as Appendix A below.

GENERAL INFORMATION

The Trust was organized as a business trust under the laws of Delaware on October 28, 1996, and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Currently, the Trust offers shares of five series. Each series offers multiple classes of shares as set forth in the following chart. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

Fund	Institutional Class	Servicing Class	Class N	Class S
Government Money Fund		X	X	X
Fixed Income Opportunities Fund		X	X
Muni High Income Fund		X	X
Equity Income Fund		X	X
U.S. Core Equity Fund	X	X	X

The Trust is generally not required to hold shareholder meetings. However, as provided in the Agreement and Declaration of Trust of the Trust (the “Declaration”) and the Bylaws of the Trust (the “Bylaws”), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, for the election or removal of Trustees in certain cases as set forth in the Declaration, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. In addition, a Trustee may be removed by action of at least two-thirds of the voting power of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death; resignation; incapacitation by illness or injury as determined by a majority of the other Trustees or declaration of incompetence by a court of appropriate jurisdiction, with a written instrument signed by a majority of the other Trustees; removal by a two-thirds vote of the shares entitled to vote (as described below) or of two-thirds of the remaining Trustees; or his or her retirement as described above in the section “Management of the Trust.” In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that the Trustees shall set forth in the By-Laws the quorum required for the transaction of business at shareholder meetings, which will be no less than shares representing 30% of the voting power of the shares entitled to vote at such meeting. The Declaration also provides that if a quorum is present when a shareholder meeting is convened, the shareholders present may continue to transact business until adjournment, even though the withdrawal of a number of shareholders originally present leaves less than the proportion or number otherwise required for a quorum. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The shareholders will take action by the affirmative vote of the holders of shares representing a majority (except in the case of the election of Trustees which shall only require a plurality) of votes cast at a meeting of shareholders at which a quorum is present, except as may be otherwise required. The Declaration specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 3, 2024, the following shareholders are deemed to control the indicated Funds by virtue of owning more than 25% of the outstanding shares of such Funds.2 These control relationships will continue to exist until such time as share ownership for the shareholders set forth below represents 25% or less of the outstanding shares of the indicated Fund. Through the exercise of voting rights with respect to shares of the Fund, the controlling persons set forth below may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

Equity Income Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	34.19%
Pershing, LLC 1 Pershing Plz Jersey City, NJ 07399-0001	31.95%
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department 4th Fl 499 Washington Blvd. Jersey City, NJ 07310-1995	26.71%

Fixed Income Opportunities Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	32.43%
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department 4th Fl 499 Washington Blvd. Jersey City, NJ 07310-1995	29.75%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	29.23%

[2]	The Funds have no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

Government Money Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services LLC 499 Washington Blvd Mailzone NJ4C Jersey City, NJ 07310-1995	71.08%

Muni High Income Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	47.34%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	25.12%

U.S. Core Equity Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
SEI Private Trust Company Cust FBO City National Bank ID 541 One Freedom Valley Drive Oaks, PA 19456-9989	41.67%
National Financial Services LLC 499 Washington Blvd. 4th Jersey City, NJ 07310-2010	25.82%

As of January 3, 2024, the following shareholders were known by the Funds to own of record (with sole or shared voting or investment power) 5% or more of the outstanding shares of any class of any of the Funds.3

[3]	The Funds have no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

Equity Income Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Class N	34.19%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Class N	31.95%
National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd. Jersey City, NJ 07310-1995	Class N	26.71%

Fixed Income Opportunities Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Class N	32.43%
National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd. Jersey City, NJ 07310-1995	Class N	29.75%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Class N	29.23%

Government Money Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
National Financial SRS LLC 499 Washington Boulevard Mailzone NJ4C Jersey City, NJ 07310-1995	Servicing Class	85.69%
SEI Private Trust Company Cust c/o City National Bank One Freedom Valley Drive Oaks, PA 19456-9989	Servicing Class	13.97%

National Financial SRS LLC 499 Washington Boulevard Mailzone NJ4C Jersey City, NJ 07310-1995	Class N	99.62%
City National Bank as Agent For Various Accounts Attn: Trust Ops/Mutual Funds 555 S Flower St Fl 10 Los Angeles, CA 90071-2326	Class S	100.00%

Muni High Income Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Servicing Class	94.30%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	Class N	40.25%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	Class N	37.82%
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	Class N	14.71%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105-1901	Class N	5.88%

U.S. Core Equity Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
National Financial Services LLC 499 Washington Boulevard Fl 4th Jersey City, NJ 07310-2010	Institutional Class	99.44%
SEI Private Trust Company Cust FBO City National Bank ID 541 One Freedom Valley Drive Oaks, PA 19456-9989	Servicing Class	93.64%

National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	Class N	43.15%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	Class N	40.88%
SEI Private Trust Company c/o GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	Class N	5.40%

As of January 3, 2023, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of each Fund.

PERFORMANCE INFORMATION

As noted in the Prospectus, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

YIELD

The Funds’ 30-day yields are calculated according to a formula prescribed by the SEC, expressed as follows:

YIELD = 2[(1+[a-b]/cd)6 - 1]

Where:	a = dividends and interest earned during the period.
b = expenses accrued for the period (net of reimbursement).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d = the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable “a” in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Current yield reflects the interest income per share earned by the Government Money Fund’s investments. Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the SEC formula:

Effective Yield = [(Base Period Return + 1)365/7] – 1

Investors should recognize that, in periods of declining interest rates, the Funds’ yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of the Funds. In periods of rising interest rates, the opposite result can be expected to occur.

A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax- exempt obligations. The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.

Each Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund’s performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund’s performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund’s average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund’s inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund’s “average annual total return” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ERV

Where:	P = a hypothetical initial payment of $1,000.
T = average annual total return. n
= number of years.
ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A Fund’s “average annual total return after taxes on distributions” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions).
	n	=	number of years.
	ATVD	=	ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A Fund’s “average annual total return after taxes on distributions and redemption” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions and redemption).
	n	=	number of years.
	ATVDR	=	ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions and redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Equity Funds and the Bond Funds may be purchased and redeemed on days when the NYSE is open for business. Currently, the weekdays that the NYSE recognizes as holidays and is closed are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Government Money Fund may be purchased and redeemed on days when the NYSE and the Federal Reserve Bank of New York (the “Federal Reserve”) are open for business. The Funds reserve the right to open for business on days that the NYSE is closed due to an emergency or other unanticipated event, but the Federal Reserve is open. Purchases and redemptions will be made in full and fractional shares.

Shares of the Funds have not been registered for sale outside of the United States. The City National Rochdale Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your “Authorized Institution”) will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

The Funds will accept investments in cash only in U.S. dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds’ net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Funds at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Funds may be required to withhold federal income tax at a rate of 24% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not provide a social security number, in compliance with anti-money laundering rules, including the Fund’s customer identification program, the transfer agent typically will not establish an account without a completed application.

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Funds’ shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such suspension or rejection is in the best interest of a Fund.

Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

OTHER INFORMATION

The Prospectus and this SAI do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Copies of the registration statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Audited financial statements for the Funds, as contained in the Annual Report to Shareholders of the Funds for the fiscal year ended September 30, 2023, are available on request and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report on the authority of Cohen & Company, Ltd., the Funds Independent Registered Public Accounting firm, as experts in accounting and auditing.

APPENDIX A

City National Rochdale

Summary of Proxy Voting Policy

The proxy voting policy of City National Rochdale (the “Adviser” or “CNR”) is to ensure that proxies are voted in the best interests of the Funds, in accordance with CNR’s fiduciary duties and applicable regulatory requirements. CNR will generally vote proxies related to portfolio securities of the Funds in conformity with the recommendations of a disinterested third party.

The Board has a fiduciary duty to act in the best long-term interest of the respective Fund’s shareholders. The Board is required to retain an Adviser to manage the portfolio. The federal securities laws do not specifically address how an Adviser must exercise its proxy voting authority for clients.

Under the Investment Advisers Act of 1940 ("Advisers Act"), however, an Adviser is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. Rule 206(4)-6 of the Advisers Act requires that an Adviser that exercises voting authority to adopt and implement written policies and procedures reasonably designed to ensure that the Adviser votes proxies in the best interest of its clients and does not subrogate the client’s interests to its own.

It is possible that in voting proxies, a number of conflicts may arise. While it is not possible to anticipate all instances of potential conflict, the standard is clear. An overriding goal of these policies and procedures is to reasonably ensure that material conflicts are addressed in a timely manner.

Policy

Voting of Fund Portfolio Securities. The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds, pursuant to which the Board has delegated the responsibility for voting such proxies to the Adviser as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight. Please refer to the Adviser’s Proxy Voting Policy for additional information.

The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by any of the Funds to one or more of the Sub-advisers retained to provide investment advisory services to such Fund, if any (each a “Sub-adviser”). If such responsibility is delegated to a sub-adviser, then the Sub-adviser shall assume the proxy voting duty. The Adviser, in accordance with the Policy, has further delegated the responsibility for voting proxies for certain of the Funds to the Sub-Advisers.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.

The Adviser or Sub-adviser to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interests of the Fund and its shareholders. The Adviser will primarily vote proxies in conformity with the recommendations of a disinterested third party. The Adviser has adopted the proxy voting guidelines of Glass Lewis & Co. (“Glass Lewis”), a third-party service provider that provides recommendations for proxy votes based on its guidelines, with no input from CNR. If Glass Lewis has not provided a recommendation with respect to a proxy vote, CNR will abstain with respect to that proposal. CNR has engaged ProxyEdge, a third-party service provider, to vote proxies, on behalf of CNR, in accordance with Glass Lewis’ guidelines with respect to equity securities held by the Funds.

The Adviser’s Proxy Voting Committee is responsible for the implementation and monitoring of the Adviser’s proxy voting policy and disclosures.

CNR reserves the right to withdraw any proxy from ProxyEdge and vote the proxy itself if the Proxy Voting Committee determines that (i) no material conflict of interest exists, and (ii) doing so would be in the best interests of the applicable Fund(s). The Proxy Voting Committee will determine how to vote such a proxy, and written records memorializing the determination to withdraw a proxy from ProxyEdge and the basis for CNR’s voting decision will be maintained by the Committee.

The Funds may from time to time invest in other investment companies (each, an “Acquired Fund”), including Cash Sweep Funds, in reliance on an exemption in Section 12(d)(1)(F) of the ICA. Such investments are subject to conditions in Section 12(d)(1)(F) and to the Funds’ Policy and Procedures for Section 12(d)(1). To the extent that a Fund relies on Section 12(d)(1)(F), the Fund will vote the shares held by it in the Acquired Fund in the same proportion as the vote of all other shareholders of the Acquired Fund.

The Funds shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on SEC Form N-PX not later than August 31 of each year. Form N-PX will be signed by each Fund, and on behalf of the Fund, by the Fund’s principal executive officer.

The Funds are required to include in its Annual and Semi-Annual Reports to shareholders:

➢	A statement that a description of the policies and procedures used by or on behalf of the Funds to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the designated toll-free telephone number or through a specified Internet address, and on the SEC website.

➢	A statement that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the designated toll-free telephone number (or through a specified Internet address or both) and on the SEC website.

The Adviser, unless not convenient for the shareholder, will deliver this information to the shareholder through electronic means. This information will be delivered within 3 business days of receipt of a request by a shareholder. If a shareholder prefers a hard copy, the Adviser will send the proxy voting policies and procedures by first-class mail, within 3 business days of receipt of a request by a shareholder.

The Funds shall include in their Form N-1A registration statement:

➢	A description of this policy and of the policies and procedures used by the Adviser (if it has retained the authority to vote proxies on behalf of any Fund), and by each Sub-adviser with authority to vote proxies on behalf of any Fund that receives proxies relating to its portfolio holdings to determine how to vote proxies relating to portfolio securities; and

➢	A statement of information regarding how the Fund(s) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available upon request, without charge, and also on the citynationalrochdalefunds.com website.

Voting of Fund Shares Held in Managed Accounts. For managed accounts over which the Adviser has proxy voting authority and which hold Fund shares, the Adviser has delegated authority for voting Fund proxies to Glass Lewis. The Adviser will not reassume proxy voting authority with respect to any Fund shares or otherwise direct the vote of those shares.

Roles and Responsibilities

The Adviser has the responsibility for voting proxies relating to portfolio securities held by the Funds, as part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight. If the responsibility for voting proxies is delegated to a Sub-adviser, then the Sub-adviser shall assume the proxy voting duty.

The Proxy Voting Committee is responsible for ensuring that periodic testing is in place to confirm compliance with this policy.

The Proxy Voting Committee will review, at least annually, a sample of Glass Lewis’ voting records to verify that proxy votes were cast in accordance with the Adviser’s guidelines. Using these results and other information provided by the Adviser, the Adviser presents a report to the Board on an annual basis regarding the effectiveness of the proxy voting procedure.

It shall be the responsibility of the Adviser to ensure that the Funds are in compliance with this policy. If the Funds are relying on an exception, the Fund Administrator is responsible for (i) confirming that the applicable exception is available and (ii) for so long as the Fund invests in excess of the Section 12(d)(1) limits in reliance on the exception, monitor that the applicable conditions are satisfied.

The Adviser is responsible for monitoring the percentage ownership of a Fund's investment in the voting securities of an unregistered Cash Sweep Fund.

The Fund Administrator shall also be responsible for including in a Fund's registration statement the information required to be provided in the Prospectus fee table related to the expenses associated with the Fund's investments in other investment companies.

The Board has the responsibility to oversee the Adviser’s voting of proxies.

City National Rochdale Funds Board Reporting

a.	At least annually, the Adviser and any sub-adviser with authority to vote proxies on behalf of the Funds for which the Adviser has oversight (the “City National Rochdale Sub-Advisers”) shall present to the City National Rochdale Funds board of trustees (the “Trustees”) its policies, procedures and guidelines for voting proxies. In lieu of such an annual report, the Adviser and each City National Rochdale Sub-Adviser may indicate that it has made no material changes to any of these documents. The Adviser and each City National Rochdale Sub-Adviser shall notify the Trustees promptly of material changes to any of these documents.

b.	At least annually, the Adviser and each City National Rochdale Sub-Adviser shall provide to the Trustees a summary record of all proxies voted with respect to portfolio securities of such Fund during the year, which summary may be a statistical report that details the categories and quantities of items voted, but does not identify each issuer. With respect to those proxies that the Adviser or a City National Rochdale Sub-Adviser has identified as involving a conflict of interest, the Adviser or the City National Rochdale Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

If Sub-advisers are responsible for voting proxies, then the Adviser, or his or her designee, will confirm with each Sub-adviser that all proxies for each quarter-end have been voted in accordance with the Sub-Adviser’s policies, procedures and guidelines.

GLASS LEWIS PROXY POLICY

Except for conflicts, and as also may be noted in the CNR proxy policies, CNR has adopted the Glass Lewis Policy Guidelines (the "Guidelines") which have been incorporated in CNR's proxy policies. The Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers' active investment decision-making. The Guidelines, as updated from time to time, can be found at GlassLewis.com, or copy and paste the following into your browser: https://www.glasslewis.com/wp-content/uploads/2022/11/US-Voting-Guidelines-2023-GL.pdf?hsCtaTracking=45ff0e63-7af7-4e28-ba3c-7985d01e390a%7C74c0265a-

20b3-478c-846b-69784730ccbd.

City National Rochdale Oversight

a.	At least annually, the Adviser’s Chief Compliance Officer will review a sample of Glass Lewis’ voting record to verify that proxy votes are being cast in accordance with the Adviser’s adopted guidelines.

b.	Glass Lewis’ Voting Guidelines will be reviewed by the Management Committee annually.

City National Rochdale Funds Board Reporting

a.	At least annually, the Adviser and any sub-adviser with authority to vote proxies on behalf of the Funds for which the Adviser has oversight (the “City National Rochdale Sub-Advisers”) shall present to the City National Rochdale Funds board of trustees (the “Trustees”) its policies, procedures and guidelines for voting proxies. In lieu of such an annual report, the Adviser and each City National Rochdale Sub-Adviser may indicate that it has made no material changes to any of these documents. The Adviser and each City National Rochdale Sub-Adviser shall notify the Trustees promptly of material changes to any of these documents.

b.	At least annually, the Adviser and each City National Rochdale Sub-Adviser shall provide to the Trustees a summary record of all proxies voted with respect to portfolio securities of such Fund during the year, which summary may be a statistical report that details the categories and quantities of items voted, but does not identify each issuer. With respect to those proxies that the Adviser or a City National Rochdale Sub-Adviser has identified as involving a conflict of interest, the Adviser or the City National Rochdale Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Recordkeeping – The following items will be maintained in accordance with the five year retention requirement as follows:

a.	proxy voting procedures and policies, and all amendments, will be maintained by the Adviser’s Chief Compliance Officer;

b.	Glass Lewis will maintain a copy of each proxy statement and a record of each vote cast on behalf of the securities held by the client (Fund). The Adviser has obtained an undertaking from Glass Lewis to provide such information promptly upon request. The Adviser’s Director of Research will also receive quarterly reports from Glass Lewis for the equity funds for which the Adviser has investment discretion, as described above;

c.	a record of all client requests for proxy voting information and the subsequent responses will be maintained by the Adviser’s Chief Compliance Officer. Any requests received by other Adviser staff members should be forwarded to the Chief Compliance Officer; and

d.	records memorializing the determination to withdraw a vote from Glass Lewis and the basis for the Adviser’s voting decision will be maintained by the Management Committee a copy of which will be provided to the Adviser’s Chief Compliance Officer.

Proxy Voting Disclosure

For purposes of the Trust’s registration statement disclosure on Form N-1A, the Adviser and each City National Rochdale Sub-Adviser shall provide the Trust with a description of its policies and procedures to determine how to vote proxies relating to portfolio securities for which it has authority to vote proxies on behalf of the Fund.

Alcentra Limited Proxy Voting Policy

1.	SCOPE

This Policy applies to all investment strategies advised by Alcentra Limited (“Alcentra” or “the Firm”).

Alcentra generally will not be called upon to vote proxies for its syndicated loan and direct lending investments because of the nature of the instruments involved in the investment strategy (i.e., loans rather than securities). An exception is when Alcentra may hold loan investments which could be converted to voting securities.

Proxy votes are also not generally conducted for corporate bonds. In addition, proxy votes may take place from time to time on structured credit investments where our funds hold the equity tranche.

2.	PURPOSE

When engaged by a client to provide discretionary advisory services, Alcentra is typically delegated the responsibility to vote on matters considered at portfolio companies’ shareholder meetings, usually by means of a proxy ballot (“proxy voting”).

In these instances, Alcentra has a duty to monitor corporate events and to vote proxies in the best interest of its client and not subrogate the interests of its clients to its own interests. This generally means voting with a view toward enhancing the economic value of the investment. In the case of social and political responsibility issues that, in Alcentra’s opinion, do not primarily involve financial considerations, it is the Firm’s objective to support shareholder proposals that the Firm believes promote good corporate citizenship while enhancing long-term shareholder value.

When it has voting responsibility, Alcentra will make every attempt to vote when given an opportunity to do so. However, there may be instances when the Firm is unable or unwilling to vote because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

3.	REGULATORY CONTEXT

The SEC has taken the position that proxy voting is only required where the adviser exercises discretion over advisory assets and the adviser’s contract is otherwise silent on proxy voting responsibilities or specifically provides that the adviser will vote proxies.

The Department of Labor’s (DOL’s) position is that the exercise of shareholder rights (including voting rights) on behalf of a plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) is a fiduciary obligation and in carrying out such obligation, fiduciaries must act “prudently” and “solely in the interest” and “for the exclusive purpose” of providing benefits to participants and their beneficiaries. Plan fiduciaries may delegate authority to vote proxies or exercise shareholder rights to an investment manager or a proxy voting firm or other person who performs advisory services as to the voting of proxies, provided that the plan fiduciary must prudently monitor the proxy voting activities of such investment manager or proxy advisory firm.

Advisers Act Requirements

Rule 206(4)-6 of the Advisers Act (the “Proxy Voting Rule”) states that it is a fraudulent, deceptive, or manipulative act, practice or course of business for Alcentra to exercise voting authority with respect to client securities, unless Alcentra:

●	Adopts and implements written policies and procedures that are reasonably designed to ensure that Alcentra votes client securities in the best interest of clients, including how Alcentra will address material conflicts that may arise between Alcentra’s interests and those of Alcentra’s clients;

●	Discloses to clients (in Alcentra’s Form ADV Part 2A Brochure, or through other means), how clients may obtain information from Alcentra about how Alcentra voted with respect to their securities; and

●	Describes to clients (in Alcentra’s Form ADV Part 2A Brochure, or through other means), Alcentra’s proxy voting policies and procedures and, upon request, furnishes a copy of Alcentra’s policies and procedures to the requesting client.

ERISA Requirements

Based on the DOL’s proxy voting guidance with respect to ERISA plans, it is Alcentra’s policy to clearly delineate in the IMA who has responsibility for voting and if Alcentra has such responsibility, Alcentra will:

●	Take reasonable steps to ensure that it will receive all proxies for which it has voting authority.

●	In voting, act prudently and solely in the interests of plan participants and beneficiaries, and in accordance with DOL guidance regarding proxy voting. In so doing, Alcentra will consider factors that would affect the value of the plan’s investments and may not subordinate the interests of plan participants and beneficiaries to any non-pecuniary objective, or promote non-pecuniary benefits or goals unrelated to those financial interests of the plan's participants and beneficiaries.

●	Maintain records of proxy voting activities and other exercises of shareholder rights.

4.	VOTING

Alcentra reviews the circumstances for each vote to determine which stance would best serve the interests of its clients and votes accordingly. Alcentra votes and documents its vote as follows:

●	A voting file is established to gather relevant information regarding each proxy vote (i.e., analyst research) and document how Alcentra voted on each proxy vote.

●	While Alcentra expects to vote proxies in the same manner across each client account, the relevant Portfolio Manager or Investment Committee may vote certain client accounts differently than others if it is determined that it is in the best interest of the respective clients to do so.

●	The relevant Portfolio Manager or Investment Committee (or designee) for the particular client, will decide, on a case-by-case manner, how each vote should be cast in order to best serve the interest of each respective client.

●	A record noting the details of the vote, as well as an assessment as to whether a material conflict of interest exists, is maintained in the voting file.

●	Copies of actual voting records will be maintained.

5.	NON VOTING OF PROXIES

When it has voting responsibility, Alcentra will make every attempt to vote when given an opportunity to do so. However, there may be instances when Alcentra is unable or unwilling to vote because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

6.	CONFLICTS OF INTEREST

While Alcentra does not anticipate that it will regularly face a material conflict of interest in the exercise of its voting responsibilities, Alcentra has developed a Proxy Voting Form to this policy which has been designed to identify and document potential conflicts of interest. Based on the responses to the Proxy Voting Form, the Portfolio Manager or Investment Committee (or designee), will determine if there is any actual or perceived conflict of interest. If a conflict exists, the Portfolio Manager or Investment Committee (or designee), will determine whether the conflict is “material” based on the nature of the business or personal relationship, the specific proxy proposal and such other factors or criteria as the Portfolio Manager or Investment Committee (or designee) determine are relevant.

In the event of any uncertainty relating to the presence of a conflict of interest or whether a conflict is material, the Portfolio Manager or Investment Committee (or designee), may consult with others as appropriate. Employees involved in the decision-making process or administration of proxy votes are prohibited from revealing how Alcentra intends to vote on a proposal in order to reduce any attempted influence from interested parties.

If a material conflict of interest is found to exist, the Chief Investment Officer and Chief Compliance Officer will be consulted to ensure that the vote is cast in a manner that is in the best interest of the client(s). Alcentra may seek an independent third-party to recommend how to vote the proposal. Such recommendation may be based on the third-party’s predetermined voting policies (so long as the subject matter of the proposal is specifically addressed in the third-party’s proxy voting guidelines) or independent research conducted by the third-party.

In an effort to minimize the appearance that certain relationships or situations may inappropriately influence its voting decisions, Alcentra has determined that when presented with the opportunity to vote on shareholder proposals issued by an “Affiliated Fund”, it will vote in the same proportion as all other voting shareholders of such Affiliated Fund (“echo voting”). If “echo voting” is not operationally feasible, the vote recommendations of an independent third-party shall be applied. The independent third-party shall be Institutional Shareholder Services (“ISS”), if available, or Glass Lewis, if ISS is not available.

Notwithstanding the foregoing, Alcentra also may resolve any material conflict in such other manner as Alcentra believes is in the best interest of the client.

RECORD KEEPING

In line with the record-keeping requirements in Rule 204-2 under the Advisers Act, it is Alcentra policy to maintain the following books and records:

●	Copies of Alcentra’s proxy voting policies and procedures.

●	A copy of each proxy statement that Alcentra receives regarding client securities. Alcentra may rely upon third-party service providers to maintain such records on Alcentra’s behalf. For example, if Alcentra uses a third-party proxy voting service to vote client proxies, the third-party proxy voting service may maintain copies of the proxy statements on behalf of Alcentra. The third-party proxy voting service must agree to provide the statements to Alcentra promptly upon request. Alternatively, Alcentra can rely upon obtaining a copy of a proxy statement publicly filed by the company from the SEC’s EDGAR system.

●	A record of each vote cast by Alcentra on behalf of a client. Alcentra may rely upon the records maintained by a third-party proxy voting service, if the records can be obtained by Alcentra promptly upon request.

●	A copy of any document created by Alcentra that was material to making a decision on how to vote proxies on behalf of clients or that memorializes the bases for that decision. For example, some advisers adopt general policies on how they will vote on certain issues.

●	A copy of each written client request for information on how Alcentra voted proxies on behalf of the client, and a copy of any written response by Alcentra to any written or oral request for information regarding how Alcentra voted proxies on behalf of the requesting client.

ROLES AND RESPONSIBILITIES

This policy is owned by the Chief Compliance Officer, who is responsible for its review, approval, communication and distribution.

It is the responsibility of all Employees to ensure they comply with this policy and any related procedures and to escalate any breaches or potential breaches to Compliance. Failure to adhere to this policy is a serious matter that could result in client detriment, regulatory censure or fines and may constitute a criminal offence. It may result in disciplinary action, which could include summary dismissal of the Employee.

[1]	For purposes of this policy, any pooled investment vehicle, including registered investment companies, that is sponsored by Franklin Resources, Inc. or a subsidiary of Franklin Resources, Inc., shall be considered an “Affiliated Fund.”

Alcentra NY, LLC Proxy Voting Policy

PROXY VOTING AND OTHER VOTING OR CONSENT/ACTION POLICIES AND PROCEDURES

A.	Introduction/General Principles

In accordance with the Firm's fiduciary duty to vote proxies and consents and otherwise make determinations in the best interests of the Firm's Clients, including but not limited to Rule 206(4)-6 under the Advisers Act, the overriding principle of the Firm's proxy and/or other voting (and similar actions and determinations) is to maximize the financial interests of its Clients. For avoidance of doubt, these Proxy Voting and Other Voting or Consent/ Action Policies and Procedures applies to any proxy and any other shareholder or beneficial owner vote, consent, action or similar determination, including a vote, consent or action with respect to a private company that does not involve a public proxy and certain consents or other actions relating to debt or other instruments, such as waivers of covenant breaches or amendments to governing documents (all of which are referred to herein as "Voting, Consent and/or Action Matters").

It is the policy of the Firm in Voting, Consent and/or Action Matters to consider and vote or otherwise act with respect to each proposal with the objective of maximizing investment returns for Clients on a Client-by-Client basis. These guidelines address a broad range of issues, including, for example, board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting, consent and action parameters on issues that arise most frequently. The Firm may, however, vote, consent and/or act in a manner that is contrary to the following general guidelines if it believes that it would be in Clients' best interest to do so, and the Firm makes such determination on a Client-by-Client basis.

The Chief Compliance Officer has the responsibility to administer these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and to monitor Voting, Consent and/or Action Matters for any conflicts of interest, regardless of whether they are actual or perceived. For example, the Firm or its Supervised Persons may take positions outside of the Clients through one or more proprietary accounts or funds or personal accounts and, therefore, situations may arise where there would be a conflict between maximizing investment returns for one or more Clients and the Firm's or a Supervised Person's interests. In addition, Clients may invest in different layers of the capital structure of a portfolio company, issuer or borrower (for example, a certain Client (i) may own debt of a portfolio company, issuer or borrower while another Client may own equity in the same portfolio company, issuer or borrower, (ii) may own debt of a portfolio company, issuer or borrower while another Client may own a different tranche or other class or issue of debt of the same portfolio company, issuer or borrower, and/or (iii) may own equity of a portfolio company, issuer or borrower while another Client may own a different equity security of the same portfolio company, issuer or borrower). Furthermore, a Client may participate in debt originated to finance the acquisition by other Clients of an equity or other interest in an issuer or borrower. To the extent a work out, reorganization or other major corporate event occurs with respect to any such portfolio company, issuer or borrower, conflicts may exist between or among the Clients invested in such portfolio company, issuer or borrower.

All Voting, Consent and/or Action Matters will require a mandatory conflicts of interest review by the Chief Compliance Officer in accordance with these Proxy Voting and Other Voting or Consent/Action Policies and Procedures, which will include consideration of whether (i) the Firm, (ii) any investment professional or other person within the Firm recommending how to vote, (iii) only one Client or multiple Clients of the Firm, and/or (iv) the Firm's affiliates and their clients has an interest in the Voting, Consent and/or Action Matters that may present a conflict of interest. As noted above, in all such cases, maximizing investment returns for Clients on a Client-by-Client basis is paramount. As such, the Firm may cast different votes or consents or otherwise act in a different manner on behalf of different Clients with respect to the same portfolio company, issuer or borrower.

The Portfolio Manager responsible for any Voting, Consent and/or Action Matter will be responsible for notifying the Chief Compliance Officer in advance of any vote, consent and/or action in a timely manner and must receive advance approval from the Chief Compliance Officer before voting, consenting and/or acting with respect to any such Voting, Consent and/or Action Matter. If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Voting, Consent and/or Action Matter, he or she should contact the Chief Compliance Officer. If any investment professional is pressured or lobbied either from within or outside of the Firm with respect to any particular Voting, Consent and/or Action Matters, he or she should contact the Chief Compliance Officer.

If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist, he shall notify the Chief Operating Officer who will review and evaluate the Voting, Consent and/or Action Matters proposal and the circumstances surrounding the conflict to determine the vote, consent or action, which will be in the best interest of the Clients, in each case on a Client-by-Client basis. In addition, where the Chief Operating Officer deems appropriate, the Firm may utilize (i) separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls to protect the interests of each Client and (ii) unaffiliated third parties (including without limitation advisory committees and/or independent directors) to help resolve conflicts and/or approve of the Voting, Consent and/or Action Matter. Subject to the organizational and offerings documents of any given Client, the Chief Operating Officer shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Voting, Consent and/or Action Matters and/or to delegate voting, consent or action powers to such fiduciaries, consultants or professionals.

If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist between maximizing investment returns for one or more Clients and the Firm's or a Supervised Person's interests, the Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client-by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments.

In addition, the Firm will maintain all Voting, Consent and/or Action Matters records as described further below. The Firm's Proxy Voting and Other Voting or Consent/Action Policies and Procedures will be reviewed and, as necessary, updated periodically by the Chief Compliance Officer to address new or revised voting, consent or action issues.

Please note that although the Voting, Consent and/or Action Matters process (particularly with respect to proxy voting) is well established in the U.S., Voting, Consent and/or Action Matters with respect to foreign companies may involve a number of logistical problems that have a detrimental effect on the Firm's ability to vote, consent or act. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner's ability to exercise votes, and requirements to vote, consent or act in person. Such Voting, Consent and/or Action Matters are handled on a best-efforts basis given the above logistical problems.

The Firm will make copies of these Proxy Voting and Other Voting or Consent/Action Policies and Procedures available upon request to Clients and, when the Client is a Fund, to the investors in that Fund.

Supervised Persons who receive a Voting, Consent and/or Action Matters proposal will consult with the Portfolio Manager responsible for the investment in the security or other instrument to which the Voting, Consent and/or Action Matters proposal relates or as otherwise directed by the Chief Compliance Officer. The Portfolio Manager is responsible for making sure the Voting, Consent and/or Action Matters is acted upon in a timely manner (including without limitation an affirmative decision to abstain from voting, consenting or acting). The Portfolio Manager is not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the cost of voting, consenting or acting due to special translation, delivery or other facts and circumstances would outweigh the benefit of voting, consenting or acting for one or more Clients. The Portfolio Manager is also not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the Portfolio Manager believes the proposal is not adverse to the best interest of any Clients, or, if adverse, the outcome of the Voting, Consent and/or Action Matter is not in doubt.

Any questions with regard to voting, consenting or acting (or abstaining from voting, consenting or acting) with respect to Voting, Consent and/or Action Matters should be referred to the Chief Compliance Officer.

B.	Guidelines

The following represents a guideline for each of the principal policy issues:

1.	Routine Proposals

Routine proposals include such issues as the approval of auditors, and election of directors. Generally, these proposals will be voted consistent with the recommendation of management. As a matter of policy, it is the Firm's intention to hold corporate officers accountable for actions, either on the basis of specific actions taken as an individual, or as part of a committee, that conflict with the goal of maximizing shareholder value.

2.	Non-Routine Proposals

Non-routine proposals include issues that could have a long-term impact on the way a corporation or other entity handles certain matters. Examples of these proposals include (a) restructuring efforts, (b) changes to the number of directors, (c) name changes, (d) mergers & acquisitions (or equivalent actions,) and (e) changes in the issuance of common or preferred stock, stock options plans, etc. Again, these proposals will be analyzed with a goal of maximizing shareholder value and the interests of the Firm's Clients on a Client-by-Client basis.

3.	Corporate Governance Proposal

This category includes poison pills, golden parachutes, cumulative voting, classified boards, limitations of officer and director liabilities, etc. Generally speaking, these are issues proposed by an entrenched management looking to maximize their own best interests at the expense of shareholders at large. As such, these proposals will usually generate negative responses from the Firm.

4.	Social Issues

These proposals range from divestment from geographical or industrial representation to environmental or other matters, either internal or external. The Firm will consider voting, consenting or acting for issues that have redeeming social merit that neither compromises the company's competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value and the interests of the Firm's Clients on a Client-by-Client basis.

5.	Other Proposals

These proposals, excluding those referenced above, usually deal with subjects such as compensation, employee hiring, and corporate governance issues. These cannot be generalized other than to say that they reflect personal points of view, and typically fall into the category of micro-management, an area that the Firm tends to avoid. These proposals will be viewed in the light of voting, consenting or acting in a manner that the Firm believes maximizes shareholder/investor value and the interests of the Firm's Clients on a Client-by-Client basis.

6.	Conflicts and Split Voting

If a Portfolio Manager (or his or her designee) determines that a material conflict may exist between a Client's interests and the Firm's interest or between two or more Clients' interests, the Portfolio Manager (or his or her designee) shall inform the Chief Compliance Officer of such material conflict. The Chief Compliance Officer shall determine the appropriate course of action in consultation with the Chief Operating Officer, as described above. In addition, where the Chief Operating Officer deems appropriate, separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls, as well as unaffiliated third parties (including without limitation advisory committees and/or independent directors) may be used to help resolve conflicts and make decisions to protect the interests of each Client. The Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client-by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments. In all such cases, maximizing investment returns for Clients on a Client-by-Client basis is paramount. Situations may arise in which more than one Client invests in different parts of the capital structure of the same company. In those situations, two or more Clients may be invested in strategies having different investment objectives, investment styles, economic positions or portfolio managers. As a result, the Firm may cast different votes or consents or take other different actions on behalf of different Clients. In each case, the Firm will determine the vote, consent or action that the Firm believes is in the best interests of each Client, without regard to the interests of any other Client.

C.	Conflict Management Procedures With Respect to Investments in Certain Real Estate Development Projects

As noted herein, in accordance with the Firm's fiduciary duty pursuant to the Advisers Act and otherwise under law to invest, act, and otherwise make determinations in accordance with what the Firm believes to be in the best interests of each of the Firm's Clients, the Firm has adopted and implements procedures to ensure that it serves the interests of each Client, on a Client-by-Client basis, at all times (i.e., the Firm will at all times act in a manner that it believes to be in the best interests of each Client without regard to the interests of any other Client, or any other affiliate of the Firm).

Also as noted in herein, situations may arise in which more than one Client (or other affiliate of the Firm) may invest in different parts or different layers of the capital structure of a portfolio company, issuer, borrower or other entity. For example, a Client (i) may own debt of a portfolio company, issuer, borrower or other entity while another Client may own equity in the same portfolio company, issuer, borrower or other entity, (ii) may own debt of a portfolio company, issuer, borrower or other entity while another Client may own a different tranche or other class or issue of debt of the same portfolio company, issuer, borrower or other entity, and/or (iii) may own equity of a portfolio company, issuer, borrower or other entity while another Client may own a different equity security of the same portfolio company, issuer, borrower or other entity. As a result, whether at the time of making such investment, or at the time that any vote, consent or other action is required with respect to such investment (such as, for example, at the time of a work-out, reorganization or other major corporate event with respect to any such portfolio company, issuer, borrower or other entity), conflicts may exist between or among the Clients (or other Firm affiliates) investing in or invested in such portfolio company, issuer, borrower or other entity.

Specifically and not in limitation of the procedures set forth elsewhere in this Manual, in order avoid potential conflicts between Clients or other Firm affiliates within the same issuer or borrower's capital structure with regard to certain real estate project development transactions and related real estate project financings (collectively, the "Real Estate Development Projects"), whenever it is reasonably practical to do so in connection with the limited liability companies, limited partnerships, joint ventures, special purpose vehicles and/or other entities formed with respect to the investments made by the Firm on behalf of its Clients in such Real Estate Development Projects (such entities, the "Real Estate Development Project Investment Entities"), if more than one Client or other Firm affiliate has an interest in such Real Estate Development Project that may be in conflict with the interest of another Client or other Firm affiliate in such Real Estate Development Project, the Firm shall seek to have at least one of the Real Estate Development Project Investment Entities managed and controlled by an entity that is not in any manner affiliated with the Firm (an "Independent Party") in order to ensure that, notwithstanding the economic interests in the Real Estate Development Project Investment Entity held by a Client or other Firm affiliate, the Independent Party manages and controls the Real Estate Development Project Investment Entity to ensure the separate management and control of the interests in the Real Estate Development Project held from time to time by Clients and/or other affiliates of the Firm.

In order to implement the foregoing, the Firm and/or its affiliates (1) whenever it is reasonably practical in connection with the formation and documentation of Real Estate Development Project Investment Entities, shall seek to have the limited partnership agreement, limited liability company operating agreement, joint venture agreement and/or other governance document of such Real Estate Development Project Investment Entity (the "Governance Documents") provide that, if any other Client or other affiliate of the Firm has an interest in such Real Estate Development Project, (i) such Independent Party shall serve as the general partner, managing member, or other similar capacity of such Real Estate Development Project Investment Entity and such Independent Party shall exercise all management and control authority with respect thereto in accordance with such Governance Documents, and (ii) in the event that the Firm or any Client or other Firm affiliate has the right pursuant to such Governance Documents to remove such Independent Party as the general partner, managing member or other similar capacity from such role with respect to the Real Estate Development Project Investment Entity, the Firm, the Client or other Firm affiliate may only to so if, not later than thirty (30) days after such removal, the Firm, the Client or other Firm affiliate designates another Independent Party to serve in such capacity (and during such up to thirty (30) day period, the Firm, the Client and/or other Firm affiliate does not exercise any management or control rights with respect to the Real Estate Development Project Investment Entity that relate to the Real Estate Development Project if such exercise of such management or control rights is, or reasonably could be interpreted to be, either not in the best interests of the Real Estate Development Project Investment Entity with respect to the Real Estate Development Project or adverse to the interests in the Real Estate Development Project of any other Client or affiliate of the Firm) and/or (2) whenever the Firm or its affiliates do not include the foregoing conflict protections in the Governance Documents of such Real Estate Development Project Investment Entity, the Firm and its affiliates shall nonetheless, as a matter of internal policy and procedures, act in a manner in full compliance with the provisions set forth in clause (1) of this paragraph.

The paramount conceptual and implementation requirement of the foregoing compliance procedures are to ensure that, in situations where a conflict exists, or could reasonably be interpreted to exist, between Clients or other affiliates of the Firm with respect to Real Estate Development Projects, the Firm and its affiliates shall eliminate (or substantially mitigate) any such conflicts by having an Independent Party exercise all decision making authority with respect to the interests of one of the Clients or other affiliates of the Firm with respect to such Real Estate Development Project through the establishment of a Real Estate Development Project Investment Entity managed and controlled by such Independent Party. This will ensure that, both at the time of such investment and in the event that any decision or other action must be made or determined with respect to the interests in the Real Estate Development Project, the Firm and its affiliates are not placed in the position of having to manage competing and conflicting interests of its Clients or other affiliates, and the Firm may then act in the best interests of the Client or other affiliates for which the Firm has management and/or control rights with respect to the Real Estate Development Project while the Independent Party exercises separate and independent management and control rights with respect to the Real Estate Development Project through the Real Estate Development Project Investment Entity, including with respect to Real Estate Development Project Investment Entities in which another Client or other affiliate of the Firm may have an economic interest.

D.	Recordkeeping

In accordance with the Firm's Record Policies, the Firm must retain copies of (i) these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and all amendments thereto; (ii) Voting, Consent and/or Action Matters proposals received regarding Client securities and instruments; (iii) records of votes, consents or actions taken on behalf of Clients; (iv) records of Client requests for Voting, Consent and/or Action Matters information and a copy of any written response by the Firm to any (written or oral) Client request for such information; (v) any documents prepared by the Firm that were material to making a decision on how to vote, consent or act; and (vi) records relating to Voting, Consent and/or Action Matters concerning situations with material conflicts of interest. The information should be retained by the relevant Portfolio Manager and copies sent to the Chief Compliance Officer.

FEDERATED INVESTMENT MANAGEMENT COMPANY

Proxy Voting Policies

As an investment adviser with a fiduciary duty to the Fund and its shareholders, the general policy of Federated Investment Management Company (the “Sub-Adviser”) is to cast proxy votes in favor of management proposals and shareholder proposals that the Sub-Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Sub-Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”

The Sub-Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Sub-Adviser may vote differently if a client’s investment objectives differ from those of other clients or if a client explicitly instructs the Sub-Adviser to vote differently.

The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Sub-Adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.

On matters related to the board of directors, generally the Sub-Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer, unless the company is headquartered in the UK where this is market practice; (3) has become overboarded (more than five boards for retired executives and more than two boards for CEOs); (4) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (5) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (6) served on a board that did not implement a shareholder proposal that the Sub-Adviser supported and received more than 50% shareholder support the previous year. In addition, the Sub-Adviser will generally vote in favor of; (7) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (8) shareholder proposals to declassify the board of directors; (9) shareholder proposals to require a majority voting standard in the election of directors; (10) shareholder proposals to separate the roles of chairman of the board and CEO; (11) a proposal to require a company’s audit committee to be comprised entirely of independent directors; and (12) shareholder proposals to eliminate supermajority voting requirements in company bylaws.

On other matters of corporate governance, generally the Sub-Adviser will vote: (1) in favor of proposals to grant shareholders the right to call a special meeting if owners of at least 10% of the outstanding stock agree; (2) against proposals to allow shareholders to act by written consent; (3) on a case-by-case basis for proposals to adopt or amend shareholder rights plans (also known as “poison pills”); (4) in favor of shareholder proposals to eliminate supermajority requirements in company bylaws; and (5) in favor of shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors.

Generally, the Sub-Adviser will vote every shareholder proposal of an environmental or social nature on a case-by-case basis. The quality of these shareholder proposals varies widely across markets. Similarly, company disclosures of their business practices related to environmental and social risks are not always adequate for investors to make risk assessments. Thus, the Sub-Adviser places great importance on company-specific analyses to determine how to vote. Above all, the Sub-Adviser will vote in a manner that would enhance the long-term value of the investment within the framework of the client’s investment objectives.

The Sub-Adviser’s general approach to analyzing these proposals calls for considering the literal meaning of the written proposal, the financial materiality of the proposal’s objective, and the practices followed by industry peers. This analysis utilizes research reports from the Sub-Adviser’s proxy advisors, company filings, as well as reports published by the company and other outside organizations.

On matters of capital structure, generally, the Sub-Adviser will vote proxies for U.S. issuers on a case-by-case basis for proposals to authorize the issuance of new shares if not connected to an M&A transaction and the potential dilution is more than 10%, against proposals to create multiple-class voting structures where one class has superior voting rights to the other classes, in favor of proposals to authorize reverse stock splits unless the amount of authorized shares is not also reduced proportionately.

Generally, the Sub-Adviser will vote proxies for non-U.S. issuers in favor of proposals to authorize issuance of shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders.

Votes on executive compensation come in many forms, including advisory votes on U.S. executive compensation plans (“Say On Pay”), advisory and binding votes on the design or implementation of non-U.S. executive remuneration plans, and votes to approve new equity plans or amendments to existing plans. Generally, the Sub-Adviser will support compensation arrangements that are aligned with the client’s long-term investment objectives. With respect to Say On Pay proposals, the Sub-Adviser will generally vote in favor unless the compensation plan has failed to align executive compensation with corporate performance, or the design of the plan is likely to lead to misalignment in the future. The Sub-Adviser supports the principle of an annual shareholder vote on executive pay and will generally vote accordingly on proposals which set the frequency of the Say On Pay vote.

In some markets, especially Europe, shareholders are provided a vote on the remuneration policy, which sets out the structural elements of a company’s executive remuneration plan on a forward-looking basis. The Sub-Adviser will generally support these proposals unless the design of the remuneration policy fails to appropriately link executive compensation with corporate performance, total compensation appears excessive relative to the company’s industry peer group, with local market dynamics also taken into account; or there is insufficient disclosure to enable an informed judgment, particularly as it relates to the disclosure of the maximum amounts of compensation that may be awarded.

The Sub-Adviser will generally vote in favor of equity plan proposals unless they result in unreasonable dilution to existing shareholders, permit replacement of “underwater” options with new options on more favorable terms for the recipient, or omit the criteria for determining the granting or vesting of awards.

On matters relating to corporate transactions, the Sub-Adviser will generally vote in favor of mergers, acquisitions and sales of assets if the Sub-Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.

If a shareholders meeting is contested, that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder, the Sub-Adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.

In addition, the Sub-Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Sub-Adviser will not vote proxies for such shares. In addition, the Sub-Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

The Sub-Adviser will take into account feedback from issuers on the voting recommendations of the Sub-Adviser’s proxy advisory firm if the feedback is provided at least five days before the voting cut-off date. In certain circumstances, primarily those where the Sub-Adviser’s voting policy is absolute and without exception, issuer feedback will not be part of the voting decision. For example, it is the Sub-Adviser’s policy to always support a shareholder proposal to separate the roles of chairman of the board and CEO. Thus, any comments from the issuer opposing this proposal would not be considered.

If proxies are not delivered in a timely or otherwise appropriate basis, the Sub-Adviser may not be able to vote a particular proxy.

Proxy Voting Procedures

The Sub-Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Sub-Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy advisory firm, soliciting voting recommendations from the Sub-Adviser’s investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time, and keeping the Proxy Committee informed of any issues related to corporate governance and proxy voting.

The Sub-Adviser has compiled a list of specific voting instructions based on the General Policy (the “Standard Voting Instructions”). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “case-by-case vote”). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.

The Sub-Adviser has hired a proxy advisory firm to perform various proxy voting related administrative services such as ballot reconciliation, vote processing and recordkeeping functions. The Proxy Committee has supplied the proxy advisory firm with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy advisory firm may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling for a proposal, the PVOT will work with the investment professionals and the proxy advisory firm to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy advisory firm. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.

Conflicts of Interest

The Sub-Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Sub-Adviser or Distributor. This may occur where a significant business relationship exists between the Sub-Adviser (or its affiliates) and a company involved with a proxy vote.

A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”

The Sub-Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Sub-Adviser or its affiliates have influenced proxy votes. Any employee of the Sub-Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Sub-Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Sub-Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Sub-Adviser voted as it did. In certain circumstances it may be appropriate for the Sub-Adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “proportional voting.” If the Fund owns shares of another Federated Hermes mutual fund, generally the Sub-Adviser will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Sub-Adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Sub-Adviser will proportionally vote the Fund’s proxies for that fund.

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Sub-Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

Proxy Sub-Advisers’ Conflicts of Interest

Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy advisory firm board member also sits on the board of a public company for which the proxy advisory firm will write a research report. This and similar situations give rise to an actual or apparent conflict of interest.

In order to avoid concerns that the conflicting interests of the engaged proxy advisory firm have influenced proxy voting recommendations, the Sub-Adviser will take the following steps:

■	A due diligence team made up of employees of the Sub-Adviser and/or its affiliates will meet with the proxy advisory firm on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy advisory firm has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.

■	Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy advisory firm recommendation and the proxy advisory firm has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy advisory firm for that issuer; (b) the Director of Proxy Voting, or his designee, will review both the engaged proxy advisory firm research report and the research report of the other proxy advisory firm and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the SEC’s website at www.sec.gov.

SEIX INVESTMENT ADVISORS, A DIVISION OF VIRTUS FIXED INCOME ADVISERS, LLC

Proxy Voting Policies

Under SEC Rule 206(4)-6, investment advisors have fiduciary obligations to their clients if the advisors have authority to vote their clients’ proxies. Under our standard contractual agreements, Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC, (“Seix” or the “Firm”), is authorized to vote proxies on behalf of discretionary accounts.

The rule requires an investment advisor that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the advisor: 1) votes proxies in the best interests of clients, 2) discloses information about those policies and procedures, 3) discloses how clients may obtain information regarding individual security proxy votes cast on their behalf, and 4) maintains appropriate records relating to actual proxy voting.

The Firm has a Proxy Committee (“Committee”) that is responsible for establishing policies and procedures reasonably designed to enable the Firm to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and funds, and ensure compliance with all of the requirements. Annually (or more often as needed), the Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all domestic and international client accounts, funds and product lines.

The Firm utilizes a third-party proxy service provider for support services related to the Firm’s proxy voting processes/procedures, which include, but are not limited to:

1.	The collection of proxy material from our clients’ custodians.

2.	The review of proxy proposals and appropriate voting recommendations on behalf of the Firm.

3.	The facilitation of proxy voting, reconciliation, and disclosure, in accordance with the Firm’s proxy policies and the Committee’s direction.

4.	Recordkeeping and voting record retention.

The Firm will continue to utilize all available resources to make well-informed and qualified proxy vote decisions.

As reflected in the Firm’s proxy guidelines, the Committee will vote proxies in a manner deemed to be in the best economic interest of its clients, as a whole, as shareholders and beneficiaries of those actions.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company’s organizational structure, executive and operational management, Board of Directors structure, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions.

The Committee will consider client-specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. As needed, the Firm will communicate this information to its service provider so those clients’ proxies will be voted accordingly.

An Independent, Objective Approach to Proxy Issues

In the absence of express contractual provisions to the contrary, proxies will be voted for all of the Firm’s discretionary investment management clients.

The Firm maintains its own proxy guidelines for U.S. domestic proxy voting issues. ERISA accounts will be voted in accordance with the Firm’s U.S. Domestic Proxy Guidelines; as such guidelines include ERISA-specific guidelines and requirements. “Taft-Hartley” proxy voting guidelines as provided by the service provider are applied as required. Global proxy matters will generally be voted pursuant to recommendations of the service provider. Guidelines are available as described below.

The Firm provides and maintains the following standard proxy voting guidelines:

●	U.S. Domestic Proxy Guidelines (applied to both ERISA- and Non-ERISA-related accounts and funds)

●	Taft Hartley Proxy Guidelines

Exceptions to Policy

The Firm’s proxy policies, as outlined herein, generally will not be applied where the Firm has further delegated discretionary investment management and the authority to vote shares to a properly appointed subadvisor or submanager

In those situations, proxy votes cast by the subadvisor or submanager may be governed by the subadvisor or submanager’s proxy voting policies and procedures. The Firm may choose not to vote proxies in certain situations, or for certain accounts, such as but not limited to when the cost of voting would exceed any anticipated benefit to the respective client(s); when a proxy is received for a client account that has been terminated; when a proxy is received for a security no longer held in a client account; and/or when the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (for example, in certain foreign jurisdictions known as “blocking markets”).

Conflicts of Interest

Due to its diversified client base and numerous product lines, the Committee may determine a potential conflict exists in connection with a proxy vote. The Committee will determine how to address the conflict and that may include voting strictly in accordance with policy, and/or allowing the third party service provider to vote in accordance with its guidelines.

Although the Firm does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

Securities Lending Program

The Firm manages assets for clients (including the Virtus Funds in the Virtus Asset Trust ("Virtus Funds")) that engage in "securities lending" programs. In a typical securities lending program, clients or funds lend securities from their accounts/portfolios to approved broker-dealers against cash collateral. On behalf of clients and the Virtus Funds, the Firm will call loaned securities back to vote proxies, or to otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan when the Firm believes it is necessary to vote.

Additional Information

Records Related to Proxy Voting:

All proxy voting records, including policy and procedures, proxy statements, votes cast and any correspondence relative thereto will be maintained in accordance with the applicable provisions of the Investment Advisers Act of 1940 (as amended) and pursuant to the Firm’s Data Retention Policy.

Firm clients:

The Firm follows different voting recommendations for different categories of clients such that votes cast on behalf of some clients may oppose votes cast on behalf of other clients. Proxy Voting Guidelines and voting records are available to clients upon request. For this information, or to obtain information about specific voting issues, please e-mail: proxyoperations@virtus.com.

T. ROWE PRICE ASSOCIATES, INC. PROXY VOTING POLICY

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.

Global Portfolio Companies

The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.

Fixed Income and Passively Managed Strategies

Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking

Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan

The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

APPENDIX B

Ratings of investment securities

Description ratings for Standard & Poor’s Ratings Services (“S&P”); Moody’s Investors Service, Inc., (“Moody’s”) and Fitch Ratings (“Fitch”).

STANDARD & POOR’S RATING SERVICES

LONG-TERM CREDIT RATINGS

AAA	Obligations rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A	Obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB	Obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB	Obligations rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B	Obligations rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC	Obligations rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC	Obligations rated CC are currently highly vulnerable to nonpayment.

C	The rating C is typically applied to situations where a bankruptcy petition or similar action has been filed but payments on the obligation are being continued, or to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently being paid.

D	Obligations rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

SHORT-TERM CREDIT RATINGS

An S&P short term credit rating is a current assessment of the likelihood of timely payment of obligations having an original maturity of no more than 365 days, including commercial paper.

A-1	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have an adequate capacity for timely payment. While they have adequate protection parameters, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B-1	Issues carrying this designation are regarded as having significant speculative characteristics, but the relative capacity for timely payment is a relatively strong.

B-2	Issues carrying this designation also are regarded as having significant speculative characteristics, and the relative capacity for timely payment is average compared to other speculative-grade obligors.

B-3	Capacity for timely payment on obligations with this designation is relatively weaker compared to other speculative-grade obligors.

C	This designation is assigned to short-term obligations with doubtful capacity for payment absent favorable business, financial and economic conditions.

D	Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

MOODY’S INVESTORS SERVICE, INC.

LONG-TERM OBLIGATION RATINGS

Aaa	Obligations which are rated Aaa are judged to be of highest quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Obligations which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Obligations which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Obligations which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such obligations lack outstanding investment characteristics and, in fact, may have speculative characteristics as well.

Ba	Obligations which are rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes obligations in this class.

B	Obligations which are rated B generally lack the characteristics of a desirable investment, i.e., they are considered speculative and are subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Obligations which are rated Caa are judged to be of poor standing. Such issues have present elements of danger with respect to principal or interest.

Ca	Obligations which are rated Ca present obligations which are speculative in a high degree. Such issues are often in or very near default or have other marked shortcomings with some prospect of recovery of principal and interest.

C	Obligations which are rated C are the lowest rated class of bonds, are typically in default, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below Caa. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

SHORT-TERM RATINGS

Moody’s short-term ratings are assigned to issues, short-term programs or individual short-term debt instruments generally having an original maturity not exceeding 13 months, unless explicitly noted.

P-1	Issuers (or related supporting institutions) rated Prime-1 are the highest rating assigned by Moody’s. Issuers must have a superior capacity for repayment of short-term debt obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2	Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term debt obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3	Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

NP	Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH RATINGS

LONG-TERM CORPORATE RATINGS

The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

AAA	Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by reasonably foreseeable events.

AA	Obligations rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A	Obligations rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Obligations rated BBB are considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for obligations with higher ratings.

BB	Obligations rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Obligations rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Obligations rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Obligations rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Obligations rated C are in imminent default in payment of interest or principal.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA long-term category or to long-term categories below B.

SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of less than 13 months for most obligations (including commercial paper, certificates of deposit, medium-term notes, and investment notes) or up to three years for public finance.

Although the credit analysis is similar to Fitch’s long-term rating analysis, the short-term rating places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

F-3	Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B	Speculative credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

C	High default risk. Issues assigned this rating carry a real possibility of default since capacity for meeting financial commitments is solely reliant on a sustained, favorable business and economic environment.

D	Default. Entities or sovereigns assigned this rating have defaulted on payment of all of their financial obligations.

PART C

Item 28.	Exhibits

(a)			Articles of Incorporation:

	(1)		Agreement and Declaration of Trust of CNI Charter Funds (now City National Rochdale Funds) (the “Registrant”) dated October 25, 1996. (A)

		(i)	Amendment dated April 26, 1999, to the Registrant’s Agreement and Declaration of Trust dated October 25, 1996. (B)

		(ii)	Amendment dated December 4, 2012, to the Registrant’s Agreement and Declaration of Trust dated October 25, 1996 as amended April 26, 1999. (N)

		(iii)	Amendment dated August 15, 2013, to the Agreement and Declaration of Trust dated October 25, 1996 as amended April 26, 1999. (O)

		(iv)	Amendment dated August 27, 2015, to the Agreement and Declaration of Trust dated October 25, 1996 as amended April 26, 1999 and August 15, 2013. (T)

	(2)		Amended and Restated Agreement and Declaration of Trust dated August 11, 2021. (AA)

	(3)		Registrant’s Certificate of Trust dated October 25, 1996 and amendments thereto dated February 11, 1998 and April 2, 1999. (L)

		(i)	Certificate of Amendment dated August 15, 2013 to the Certificate of Trust dated October 25, 1996, as amended. (O)

(b)			By-Laws:

	(1)		Registrant’s By-Laws dated October 25, 1996. (A)

		(i)	Amendment dated April 26, 1999, to the Registrant’s By-Laws dated October 25, 1996. (B)

	(2)		Registrant’s Amended and Restated By-Laws as of February 26, 2009. (L)

		(i)	Amendment dated August 29, 2013 to the Amended and Restated By-Laws dated February 26, 2009. (O)

		(ii)	Amended and Restated By-Laws dated December 4, 2014. (S)

		(iii)	Amended Article VII of By-laws, adopted May 12, 2016. (U)

		(iv)	Amended and Restated By-Laws dated February 23, 2017. (V)

	(3)		Registrant’s Amended and Restated By-Laws as of August 11, 2021. (AA)

(c)			Instruments Defining Rights of Security Holders:

Not applicable.

(d)			Investment Advisory Contracts:

	(1)		Amended and Restated Investment Management Agreement dated August 27, 2015, between City National Rochdale Funds and City National Rochdale, LLC. (T)

		(i)	Amended and Restated Appendix A and Appendix B dated April 6, 2022, to Amended and Restated Investment Management Agreement. (CC)

	(2)		Investment Manager Sub-Advisory Agreement dated June 1, 2017, between City National Rochdale, LLC and Seix Investment Advisors LLC with respect to the City National Rochdale Fixed Income Opportunities Fund. (V)

		(i)	Amendment dated September 1, 2017, to Investment Manager Sub-Advisory Agreement dated June 1, 2017, between City National Rochdale, LLC and Seix Investment Advisors LLC with respect to the City National Rochdale Fixed Income Opportunities Fund. (V)

		(ii)	Amendment dated August 25, 2020, to Investment Manager Sub-Advisory Agreement dated June 1, 2017, between City National Rochdale, LLC and Seix Investment Advisors LLC with respect to the City National Rochdale Fixed Income Opportunities Fund. (Z)

	(3)		Investment Manager Sub-Advisory Agreement dated March 28, 2013, between City National Rochdale, LLC and Federated Investment Management Company with respect to the City National Rochdale Fixed Income Opportunities Fund. (N)

		(i)	Amendment dated June 1, 2017, to Investment Manager Sub-Advisory Agreement dated March 28, 2013, between City National Rochdale, LLC and Federated Investment Management Company with respect to the City National Rochdale Fixed Income Opportunities Fund. (V)

		(ii)	Amendment dated December 21, 2020, to Investment Manager Sub-Advisory Agreement dated March 28, 2013, between City National Rochdale, LLC and Federated Investment Management Company with respect to the City National Rochdale Fixed Income Opportunities Fund. (Z)

	(4)		Investment Manager Agreement dated November 1, 2022, between City National Rochdale, LLC and Alcentra Limited with respect to the City National Rochdale Fixed Income Opportunities Fund. (CC)

	(5)		Investment Manager Agreement dated November 1, 2022, between City National Rochdale, LLC and Alcentra Limited and Alcentra NY, LLC with respect to the City National Rochdale Fixed Income Opportunities Fund. (CC)

		(i)	Amendment dated June 27, 2023, to the Investment Manager Agreement dated November 1, 2022, between City National Rochdale, LLC and Alcentra Limited and Alcentra NY, LLC with respect to the City National Rochdale Fixed Income Opportunities Fund. (filed herewith)

	(6)		Investment Manager Agreement dated June 20, 2014, between City National Rochdale, LLC and AllFinancial Partners II LLC with respect to the City National Rochdale Fixed Income Opportunities Fund. (S)

		(i)	Amendment dated August 25, 2020, to Investment Manager Agreement dated June 20, 2014, between City National Rochdale, LLC and AllFinancial Partners II LLC with respect to the City National Rochdale Fixed Income Opportunities Fund. (Z)

	(7)		Investment Management Agreement dated September 24, 2013, between City National Rochdale Fixed Income Opportunities (Ireland) Limited and City National Rochdale, LLC. (S)

	(8)		Transfer and Assumption Agreement dated October 1, 2022, between City National Rochdale Fixed Income Opportunities (Ireland) Limited and CNR FIOF Investments (Ireland) Limited. (CC)

	(9)		Investment Sub-Advisory Agreement dated December 3, 2021, between City National Rochdale, LLC and T. Rowe Price Associates, Inc. with respect to the City National Rochdale Fixed Income Opportunities Fund. (AA)

(e)			Underwriting Contracts:

	(1)		Distribution Agreement dated April 1, 1999, between the Registrant and SEI Investments Distribution Co. (N)

		(i)	AML Amendment dated March 13/14, 2006, to Distribution Agreement dated April 1, 1999, between the Registrant and SEI Investments Distribution Co. (N)

	(2)		Distribution Coordination Agreement between City National Rochdale Funds and SEI Investments Distribution Co. (U)

(f)			Bonus or Profit Sharing Contracts: Not applicable.

(g)			Custodian Agreements:

	(1)		Custody Agreement dated August 1, 2011, between the Registrant and U.S. Bank National Association. (H)

		(i)	First Amendment dated January 1, 2012, to the Custody Agreement dated August 1, 2011, between the Registrant and U.S. Bank National Association. (N)

		(ii)	Second Amendment dated November 20, 2012, to the Custody Agreement dated August 1, 2011, between the Registrant and U.S. Bank National Association. (R)

		(iii)	Third Amendment dated November 19, 2013, to the Custody Agreement dated August 1, 2011, between the Registrant and U.S. Bank National Association, reflecting the addition of the City National Rochdale Municipal High Income Fund. (Q)

		(iv)	Fourth Amendment dated January 16, 2019, to the Custody Agreement dated August 1, 2011, between the Registrant and U.S. Bank National Association, reflecting the addition of the City National Rochdale Short Term Emerging Markets Debt Fund. (W)

		(v)	Fifth Amendment dated March 20, 2020, to the Custody Agreement dated August 1, 2011, between the Registrant and U.S. Bank National Association. (Z)

(h)			Other Material Contracts:

	(1)		Amended and Restated Administration Agreement dated January 1, 2013, between the Registrant and SEI Investments Global Funds Services. (N)

		(i)	Amendment No. 1 dated October 3, 2013, to the Amended and Restated Administration Agreement dated January 1, 2013, between the Registrant and SEI Investments Global Funds Services. (R)

		(ii)	Amendment No. 2 dated December 30, 2013, to the Amended and Restated Administration Agreement dated January 1, 2013, as amended, between the Registrant and SEI Investments Global Funds Services. (V)

		(iii)	Amendment No. 3 dated November 30, 2017, to the Amended and Restated Administration Agreement dated January 1, 2013, as amended, between the Registrant and SEI Investments Global Funds Services. (X)

		(iv)	Letter Amendment to Administration Agreement dated September 14, 2017. (V)

		(v)	Amendment No. 4 dated December 3, 2020, to the Amended and Restated Administration Agreement dated January 1, 2013, as amended, between the Registrant and SEI Investments Global Funds Services. (Z)

		(vi)	Amendment No. 5 dated December 11, 2023, to the Amended and Restated Administration Agreement dated January 1, 2013, as amended, between the Registrant and SEI Investments Global Funds Services. (filed herewith)

(2)		Transfer Agent Servicing Agreement dated January 1, 2013, between the Registrant and U.S. Bancorp Fund Services, LLC. (N)

	(i)	First Amendment to Transfer Agent Servicing Agreement dated September 18, 2014 between the Registrant and U.S. Bancorp Fund Services, LLC. (U)

	(ii)	Second Amendment to Transfer Agent Servicing Agreement dated August 2, 2016 between the Registrant and U.S. Bancorp Fund Services, LLC. (U)

(3)		Amended and Restated Shareholder Services Agreement dated December 7, 2020, between the Registrant and City National Bank with respect to the City National Rochdale Government Money Market Fund, City National Rochdale Government Bond Fund, City National Rochdale Corporate Bond Fund, City National Rochdale California Tax Exempt Bond Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Municipal High Income Fund, City National Rochdale Fixed Income Opportunities Fund, City National Rochdale Equity Income Fund (formerly City National Rochdale Dividend & Income Fund) and City National Rochdale U.S. Core Equity Fund. (Z)

	(i)	Amended and Restated Exhibit A dated April 6, 2022, to Amended and Restated Shareholder Services Agreement. (filed herewith)

(4)		Form of Shareholder Service Provider Agreement between City National Bank and RIM Securities, LLC. (J)

(5)		Form of Servicing Agreement dated between City National Rochdale Alternative Total Return Fund LLC and Financial Life Services, LLC. (R)

(6)		Joinder to Servicing Agreement dated October 1, 2013, between City National Rochdale Alternative Total Return Fund LLC, Financial Life Services, LLC, City National Fixed Income Opportunities (Ireland) Limited, and City National Rochdale Funds. (filed herewith)

(7)		Loan Agreement dated October 1, 2014, between City National Rochdale Funds and U.S. Bank National Association. (V)

	(i)	First Amendment to Loan Agreement dated March 13, 2015, between City National Rochdale Funds and U.S. Bank National Association. (T)

	(ii)	Second Amendment to Loan Agreement dated September 14, 2015, between City National Rochdale Funds and U.S. Bank National Association. (V)

	(iii)	Third Amendment to Loan Agreement dated September 13, 2016, between City National Rochdale Funds and U.S. Bank National Association. (V)

	(vi)	Fourth Amendment to Loan Agreement dated June 12, 2016, between City National Rochdale Funds and U.S. Bank National Association. (V)

	(v)	Fifth Amendment to Loan Agreement dated September 12, 2017, between City National Rochdale Funds and U.S. Bank National Association. (V)

	(vi)	Sixth Amendment to Loan Agreement dated September 11, 2018, between City National Rochdale Funds and U.S. Bank National Association. (Y)

(vii)	Seventh Amendment to Loan Agreement dated September 10, 2019, between City National Rochdale Funds and U.S. Bank National Association. (Y)

(viii)	Eighth Amendment to Loan Agreement dated April 10, 2020, between City National Rochdale Funds and U.S. Bank National Association. (Z)

(ix)	Ninth Amendment to Loan Agreement dated September 9, 2020, between City National Rochdale Funds and U.S. Bank National Association. (Z)

(x)	Tenth Amendment to Loan Agreement dated September 8, 2021, between City National Rochdale Funds and U.S. Bank National Association. (AA)

		(xi)	Eleventh Amendment to Loan Agreement dated September 7, 2022, between City National Rochdale Funds and U.S. Bank National Association. (CC)

		(xii)	Twelfth Amendment to Loan Agreement dated September 6, 2023, between City National Rochdale Funds and U.S. Bank National Association. (filed herewith)

	(8)	(i)	Fee Waiver Agreement between City National Rochdale Funds on behalf of City National Rochdale Government Money Market Fund, and City National Rochdale, LLC, dated February 1, 2021. (AA)

(i)			Legal Opinion:

	(1)		Legal Counsel’s Opinion. (C)

	(2)		Legal Counsel’s Consent. (F)

	(3)		Legal Counsel’s Opinion. (D)

	(4)		Legal Counsel’s Opinion. (E)

	(5)		Legal Counsel’s Opinion. (G)

	(6)		Legal Counsel’s Opinion. (I)

	(7)		Legal Counsel’s Opinion. (K)

	(8)		Legal Counsel’s Opinion relating to the City National Rochdale Equity Income Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund, and City National Rochdale Emerging Markets Fund. (M)

	(9)		Legal Counsel’s Opinion relating to Institutional Class shares of the City National Rochdale Intermediate Fixed Income Fund. (P)

	(10)		Legal Counsel’s Opinion relating to the City National Rochdale Municipal High Income Fund. (T)

	(11)		Legal Counsel’s Opinion relating to the City National Rochdale Short Term Emerging Markets Debt Fund. (W)

	(12)		Legal Counsel’s Opinion relating to Servicing Class shares of the City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund, and City National Rochdale Equity Income Fund. (BB)

(j)			Other Opinions:

	(1)		Consent of Cohen & Company, Ltd., independent registered public accounting firm. (filed herewith)

	(2)		Consent of BBD, LLP, independent registered public accounting firm. (filed herewith)

(k)			Omitted Financial Statements: Not applicable.

(l)		Initial Capital Agreements:

	(1)	Initial Capital Agreement. (A)

(m)		Rule 12b-1 Plan:

	(1)	Amended and Restated Rule 12b-1 Distribution Plan dated February 25, 2021. (AA)

	(2)	Rule 12b-1 Fee Limitation Agreement between City National Rochdale Funds, SEI Investments Distribution Co. and RIM Securities, LLC, relating to the City National Rochdale Government Money Market Fund dated March 1, 2018. (X)

(n)		Rule 18f-3 Plan:

	(1)	Amended and Restated Multiple Class Plan dated May 19, 2022. (BB)

(o)		Reserved.

(p)		Codes of Ethics:

	(1)	City National Rochdale, LLC and City National Rochdale Funds. (filed herewith)

	(2)	SEI Investments Distribution Co. (filed herewith)

	(3)	SEI Investments Global Funds Services. (filed herewith)

	(4)	Seix Investment Advisors LLC. (filed herewith)
	(5)	Federated Investment Management Company. (AA)
	(6)	Alcentra NY, LLC. (filed herewith)

	(7)	Alcentra Limited, LLC. (filed herewith)

	(8)	AllFinancial Partners II, LLC. (CC)

	(9)	T. Rowe Price Associates, Inc. (filed herewith)

(q)		Powers of Attorney:

	(1)	Power of Attorney for Trustees of the Registrant, dated November 30, 2023. (filed herewith)

(A)	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-1A (333-16093) on November 14, 1996 and incorporated herein by reference.

(B)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 8 (333-16093) on May 3, 1999 and incorporated herein by reference.

(C)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 18 (333-16093) on August 3, 2001 and incorporated herein by reference.

(D)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 28 (333-16093) on October 12, 2005 and incorporated herein by reference.

(E)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 33 (333-16093) on September 21, 2007 and incorporated herein by reference.

(F)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 34 (333-16093) on January 28, 2008 and incorporated herein by reference.

(G)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 37 (333-16093) on June 17, 2008 and incorporated herein by reference.

(H)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 44 (333-16093) on September 14, 2011, and incorporated herein by reference.

(I)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 48 (333-16093) on December 16, 2011, and incorporated herein by reference.

(J)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 54 (333-16093) on November 21, 2012, and incorporated herein by reference.

(K)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 55 (333-16093) on November 28, 2012, and incorporated herein by reference.

(L)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 57 (333-16093) on January 28, 2013, and incorporated herein by reference.

(M)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 60 (333-16093) on February 20, 2013, and incorporated herein by reference.

(N)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 62 (333-16093) on April 30, 2013, and incorporated herein by reference.

(O)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 65 (333-16093) on October 4, 2013, and incorporated herein by reference.

(P)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 66 (333-16093) on November 8, 2013, and incorporated herein by reference.

(Q)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 70 (333-16093) on December 30, 2013, and incorporated herein by reference.

(R)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 71 (333-16093) on January 28, 2014, and incorporated herein by reference.

(S)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 74 (333-16093) on January 28, 2015, and incorporated herein by reference.

(T)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 77 (333-16093) on January 28, 2016, and incorporated herein by reference.

(U)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 81 (333-16093) on January 27, 2017, and incorporated herein by reference.

(V)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 83 (333-16093) on January 26, 2018, and incorporated herein by reference.

(W)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 87 (333-16093) on January 18, 2019, and incorporated herein by reference.

(X)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 88 (333-16093) on January 28, 2019, and incorporated herein by reference.

(Y)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 91 (333-16093) on January 28, 2020, and incorporated herein by reference.

(Z)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 93 (333-16093) on January 28, 2021, and incorporated herein by reference.

(AA)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 94 (333-16093) on January 28, 2022, and incorporated herein by reference.

(BB)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 98 (333-16093) on September 7, 2022, and incorporated herein by reference.

(CC)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 100 (333-16093) on January 27, 2023, and incorporated herein by reference.

Item 29.	Persons Controlled by or Under Common Control with the Registrant.

As of the date of this Registration Statement, the City National Rochdale Fixed Income Opportunities Fund series of the Registrant owned 100% of CNR FIOF Investment (Ireland) Limited, a company organized under the laws of Ireland.

Item 30.	Indemnification.

Please see Article VI of the Registrant’s By-Laws, previously filed as an Exhibit. Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

“Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Notwithstanding the provisions contained in the Registrant’s By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of said Article VI.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Item 31.	Business and Other Connections of Investment Advisers.

CITY NATIONAL ROCHDALE, LLC

City National Rochdale, LLC (“CNR”) is a subsidiary of City National Bank (“CNB”). City National Rochdale, LLC and City National Bank are wholly-owned subsidiaries of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada. In addition to serving as the investment adviser to each series of the Registrant, CNR also provides other institutional advisory services and provides investment consulting services to institutions.

Except as set forth below, to the knowledge of Registrant none of the directors or officers of CNR is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers also hold various positions with and engage in business for CNB, CNC and/or their affiliates. The principal business address of person listed in the table below is either 400 North Roxbury Drive, Beverly Hills, California 90210 or 400 Park Avenue, New York, New York 10022, as noted below.

Name and Position with CNR	Other Positions and Directorships
Mitchell Cepler, Senior Managing Director	Chief Financial Officer, CNR Securities LLC;(1) Senior Vice President, City National Rochdale Holdings LLC;(2) Officer, Symphonic Financial Advisors LLC;(3) Chief Financial Officer and Senior Vice President, Symphonic Insurance LLC;(4) and Chief Financial Officer, Symphonic Securities LLC(5)
Greg Francoeur, Director	Director, City National Rochdale Holdings LLC;(2) Director, City National Securities, Inc.;(6) Chief Financial Officer, CCM Holdings III, LLC;(7) Authorized Person, CCM Holdings IV, LLC;(8) Director and President, CCM Newco III, Inc.;(9) Manager and Authorized Person, Convergent Capital Management LLC;(10) and Managing Director and Authorized Person, Convergent Wealth Advisors, LLC(11)
Gregg Giaquinto, Director, Senior Managing Director	Managing Director and Director, CNR Securities LLC;(1) Chief Operating Officer and Senior Managing Director, City National Rochdale Holdings LLC;(2) Director and Officer, Symphonic Financial Advisors LLC;(3) Director, Symphonic Insurance LLC;(4) and Director and Officer, Symphonic Securities LLC(5)
Kurt Hawkesworth, Chief Operating Officer, Director, and Senior Managing Director	Chief Operating Officer, Director, and Secretary, CNR Securities LLC;(1) Director and Managing Director, City National Rochdale Holdings LLC;(2) Chief Operating Officer, Director, Manager, and Secretary, Symphonic Financial Advisors LLC;(3) Chief Operating Officer, Director, and Secretary, Symphonic Insurance LLC;(4) and Chief Operating Officer, Director, Manager, and Secretary, Symphonic Securities LLC(5)
Rochelle Levy, Chief Compliance Officer	Investment Adviser Chief Compliance Officer, City National Securities, Inc.;(6) and Chief Compliance Officer, Wealth Management, City National Bank(12)
Thomas Galvin, Chief Investment Officer	Senior Managing Director, Senior Portfolio Manager, City National Rochdale U.S. Core Equity Fund(13)

(1)	The principal business address for CNR Securities LLC is 400 Park Avenue, 3rd Floor, New York, NY 10022.
(2)	The principal business address for City National Rochdale Holdings LLC is 400 Park Avenue, 10th Floor, New York, NY 10022.
(3)	The principal business address for Symphonic Financial Advisors LLC is 400 Park Avenue 10th Floor, New York, NY 10022.
(4)	The principal business address for Symphonic Insurance LLC is 400 Park Avenue, 2nd Floor, New York, NY 10022.
(5)	The principal business address for Symphonic Securities LLC is 400 Park Avenue, New York, NY 10022.
(6)	The principal business address for City National Securities, Inc. is 555 South Flower Street, 11th Floor, Los Angeles, CA 90071.
(7)	The principal business address for CCM Holdings III, LLC is 555 South Flower Street, 10th Floor, Los Angeles, CA 90071.
(8)	The principal business address for CCM Holdings IV, LLC is 555 South Flower Street, 10th Floor, Los Angeles, CA 90071.
(9)	The principal business address for CCM Newco III, Inc. is 555 South Flower Street, 18th Floor, Los Angeles, CA 90071.
(10)	The principal business address for Convergent Capital Management LLC is 400 N. Roxbury Drive, Beverly Hills, CA, 90210.
(11)	The principal business address for Convergent Wealth Advisors, LLC is 555 South Flower Street 10th Floor, Los Angeles, CA 90071.
(12)	The principal business address for City National Bank is 555 S. Flower Street, Los Angeles, CA, 90071.
(13)	The principal business address for City National Rochdale U.S. Core Equity Fund is 400 N. Roxbury Drive, Beverly Hills, CA, 90210.

Alcentra Limited

Alcentra Limited ("Alcentra") is a sub-adviser for a portion of Registrant's City National Rochdale Fixed Income Opportunities Fund. The principal address of Alcentra is 160 Queen Victoria Street, London, United Kingdom, EC4V 4LA. Effective 1 January, 2024 Alcentra Limited’s address is 78 Cannon Street, London, England, EC4N 6HL. Alcentra is regulated by the Financial Conduct Authority and the SEC under the Investment Advisers Act of 1940. Alcentra is an indirect, wholly owned subsidiary of Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton. Except as set forth below, to the knowledge of Registrant none of the directors/trustees or officers of Alcentra is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Alcentra.

Name and Position with Alcentra Limited	Other Positions and Directorships
David Ford, Independent Non-Executive Director

Director, Oppilotech Limited†

Director, Oxford Drug Design Limited††

Director, SomaServe Limited†††

Director, BoobyBiome Limited††††

Director, New Atlantis Ventures Limited †††††

Director, Arrowfield Capital Nominees Limited††††††

Director, Cognitant Group Limited******

Non-Executive Director, VisusNano Ltd†††††††

James Algar, Chief Compliance Officer Director, and Member of Management Committee
Brandon Bradkin, Member of Management Committee
Alexander McMillan, Chief Compliance Officer of Alcentra NY LLC, Non- Executive Director	Director, Alcentra NY, LLC* Chief Compliance Officer, Benefit Street Partners*

*	The address of the business so indicated is 9 West 57th Street, Suite 4920, New York, NY 10019.

**	The address of the business so indicated is 160 Queen Victoria Street, London, England, EC4V 4LA. Effective 1 January 2024 Alcentra Limited’s address is 78 Cannon Street, London, England, EC4N 6HL.

******	The address of the business so indicated is 41 Cornmarket Street, Oxford, United Kingdom, OX1 3HA.

†	The address of the business so indicated is 2 Royal College Street, London, NW1 0NH.

††	The address of the business so indicated is New Road Oxford, OX1 1BY, United Kingdom.

†††	The address of the business so indicated is Babraham Research Campus, Cambridge CB22 3AT, United Kingdom.

††††	The address of the business so indicated is 23 Sudbrooke Road, London, England SW12 8TG.

†††††	The address of the business so indicated is Studio 316, The Pillbox, 115 Coventry Road, London, United Kingdom E2 6GG.

††††††	The address of the business so indicated is 25 Northmoor Road, Oxford, England, OX2 6UR.

†††††††	The address of the business so indicated is VisusNano, Lab 5, building 500, discovery park, Sandwich, Kent, CT13 9ND.

#	The address of the business so indicated is Millstream, Windsor, Berkshire, UK.

Alcentra NY, LLC

Alcentra NY, LLC (“Alcentra NY”) is a sub-adviser for a portion of Registrant's City National Rochdale Fixed Income Opportunities Fund. Its principal address is 9 West 57th Street, New York, NY 10019. Alcentra NY is regulated by the SEC. Alcentra NY is the U.S.-based investment advisory business and is an indirect, wholly owned subsidiary of Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton. Except as set forth below, to the knowledge of Registrant none of the directors/trustees or officers of Alcentra NY is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Alcentra NY.

Name and Position with Alcentra NY, LLC*	Other Positions and Directorships
Bryan Martoken, Director and Chief Financial Officer	Chief Financial Officer, Benefit Street Partners*
Richard Byrne, President	President, Benefit Street Partners*
Alexander McMillan, Director and Chief Compliance Officer	Chief Compliance Officer, Benefit Street Partners*
Thomas Gahan, Chief Executive Officer	Chief Executive Officer, Benefit Street Partners*
David Manlowe, Director and Chief Operations Officer	Chief Operating Officer, Benefit Street Partners*

*	The address of the business so indicated is 9 West 57th Street, Suite 4920, New York, NY 10019.

All Financial Partners II LLC

AllFinancial Partners II, LLC ("AllFinancial") is a sub-adviser for a portion of Registrant's City National Rochdale Fixed Income Opportunities Fund. Its principal address is 4800 North Federal Highway, Suite 306E, Boca Raton, FL 33431. Except as set forth below, to the knowledge of Registrant none of the directors/trustees or officers of AllFinancial is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with AllFinancial.

Name and Position with AllFinancial	Other Positions and Directorships
Michael Krasnerman, sole member, owner and officer	Sole Member, Owner and Officer of AllFinancial Partners Inc., AllFinancial Group LLC & Financial Life Services LLC

FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated Investment Management Company (“Federated”) is a sub-adviser for a portion of Registrant’s City National Rochdale Fixed Income Opportunities Fund. The principal address of Federated is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. Federated is an investment adviser registered under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of Federated Hermes, Inc. Except as set forth below, to the knowledge of Registrant none of the directors/trustees or officers of Federated is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Federated, Federated Hermes, Inc. and its subsidiaries.

Name and Position with Federated Investment Management Company	Other Positions and Directorships
James J. Gallagher II, Trustee	Partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494.

SEIX INVESTMENT ADVISORS, A DIVISION OF VIRTUS FIXED INCOME ADVISERS, LLC

Seix Investment Advisors (“Seix”), a division of Virtus Fixed Income Advisers, LLC (“VFIA”), is a sub-adviser for a portion of Registrant’s City National Rochdale Fixed Income Opportunities Fund. The principal address of Seix is One Maynard Drive, Suite 3200, Park Ridge, NJ 07656. VFIA is an investment adviser registered under the Investment Advisers Act of 1940. Except as set forth below, to the knowledge of Registrant none of the directors or officers of VFIA is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with VFIA and its affiliates.

Name and Position with Seix	Other Company	Position with Other Company
George R. Aylward, CEO

Ceredex Value Advisors LLC

Duff & Phelps Investment Management Co.

ETFis Holdings LLC

Kayne Anderson Rudnick Investment Management LLC

NFJ Investment Group, LLC

SGIA, LLC

Silvant Capital Management LLC

Virtus Alternative Investment Advisors, Inc.

Virtus ETF Advisers LLC

Virtus ETF Solutions LLC

Virtus Fixed Income Advisers, LLC

Virtus Fund Advisers, LLC

Virtus Funds Services, LLC

Virtus Investment Advisers, Inc.

Virtus Investment Partners, Inc.

Virtus Partners, Inc.

Virtus Shared Services, LLC

Westchester Capital Management, LLC

Westchester Capital Partners, LLC

CEO

Director & Chairman

EVP

President

President & CEO

President & CEO

CEO

Director & President

EVP

EVP

CEO

President & CEO

President

Director, President & Chairman

Director, President & CEO

Director, President & CEO

President & CEO

CEO

CEO

Michael A. Angerthal, EVP & CFO

AlphaSimplex Group, LLC

Ceredex Value Advisors LLC

Duff & Phelps Investment Management Co.

ETFis Holdings LLC

Kayne Anderson Rudnick Investment Management LLC

NFJ Investment Group, LLC

SGIA, LLC

Silvant Capital Management LLC

Virtus Alternative Investment Advisers, Inc.

Virtus ETF Advisers LLC

Virtus ETF Solutions LLC

Virtus Fixed Income Advisers, LLC

Virtus Fund Advisers, LLC

Virtus Fund Services, LLC

Virtus Investment Advisers, Inc.

Virtus Investment Partners, Inc.

Virtus Partners, Inc.

Virtus Shared Services, LLC

VP Distributors, LLC

Westchester Capital Management, LLC

Westchester Capital Partners, LLC

EVP

EVP & CFO

Director, EVP & Treasurer

SVP

EVP & CFO

EVP & CFO

EVP & CFO

EVP & CFO

Director, EVP & Treasurer

EVP

SVP

EVP & CFO

EVP & CFO

EVP & Treasurer

EVP & CFO

EVP, CFO & Treasurer

Director, EVP & CFO

EVP & CFO

SVP

EVP

EVP

Andra C. Purkalitis, EVP, GC & Secretary

AlphaSimplex Group, LLC

Ceredex Value Advisors LLC

Duff & Phelps Investment Management Co.

ETFis Holdings LLC

Kayne Anderson Rudnick Investment Management, LLC

NFJ Investment Group, LLC

SGIA, LLC

Silvant Capital Management LLC

Virtus Alternative Investment Advisers, Inc.

Virtus ETF Advisers LLC

Virtus ETF Solutions LLC

Virtus Fixed Income Advisers, LLC

Virtus Fund Advisers, LLC

Virtus Fund Services, LLC

Virtus Investment Advisers, Inc.

Virtus Investment Partners, Inc.

Virtus Partners, Inc.

Virtus Shared Services, LLC

VP Distributors, LLC

Westchester Capital Management, LLC

Westchester Capital Partners, LLC

EVP, GC & Secretary

EVP, GC & Secretary

EVP, GC & Secretary

GC & Secretary

EVP, GC & Secretary

EVP, GC & Secretary

EVP, GC & Secretary

EVP, GC & Secretary

EVP, GC & Secretary

EVP, GC & Secretary

EVP, GC & Secretary

EVP, CLO, GC & Corporate Secretary

EVP, GC & Secretary

EVP, GC & Secretary

EVP, GC & Clerk

EVP, CLO, GC & Corporate Secretary

EVP, CLO, GC & Secretary

EVP, GC & Secretary

SVP, GC & Secretary

EVP, GC & Secretary

EVP, GC & Secretary

Deirdre A. Dillon CCO & AML Compliance Officer	Ceredex Value Advisors LLC NFJ Investment Group, LLC Seix CLO Management LLC Silvant Capital Management LLC Virtus ETF Advisers LLC Virtus Fixed Income Advisers, LLC	Compliance Associate Compliance Associate CCO Compliance Associate Compliance Associate VP & CCO

T. ROWE PRICE ASSOCIATES, INC.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) is a sub-adviser for a portion of Registrant’s City National Rochdale Fixed Income Opportunities Fund. The principal address of T. Rowe Price is 100 East Pratt Street Baltimore, MD 21202. T. Rowe Price is authorized and regulated by the Financial Conduct Authority and is an investment adviser registered under the Investment Advisers Act of 1940. Except as set forth below, to the knowledge of Registrant none of the senior partners or officers of T. Rowe Price is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with T. Rowe Price.

Name and Position with T. Rowe Price Associates, Inc.	Other Positions and Directorships
Jennifer B. Dardis – Director & Vice President	None
Armando (Dino) Capasso – Vice President & Chief Compliance Officer	None
David Oestreicher - Vice President, Director & Secretary	None
Robert W. Sharps - President & Director & Chair of the Board	None
Eric L. Veiel – Vice President & Director	None

Item 32. Principal Underwriter.

(a)	Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II	September 1, 2005
ProShares Trust	November 14, 2005

Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
SEI Core Property Fund	January 1, 2011
New Covenant Funds	March 23, 2012
KraneShares Trust	December 18, 2012
The Advisors’ Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Gallery Trust	January 8, 2016
City National Rochdale Select Strategies Fund	March 1, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019
SEI Vista Fund, Ltd.	January 20, 2021
Delaware Wilshire Private Markets Fund	March 22, 2021
Catholic Responsible Investments Funds	November 17, 2021
SEI Exchange Traded Funds	May 18, 2022
SEI Global Private Assets VI, L.P.	July 29, 2022
Quaker Investment Trust	June 8, 2023
SEI Alternative Income Fund	September 1, 2023

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)	Set forth below is certain information with respect to each director, officer or partner of the Distributor. The business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	--
Paul F. Klauder	Director	--
Wayne M. Withrow	Director, President & Chief Executive Officer	--
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	--
Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	--
Donald Duncan	Anti-Money Laundering Officer
John C. Munch	General Counsel & Secretary	--
John P. Coary	Vice President & Assistant Secretary	--
William M. Martin	Vice President
Christopher Rowan	Vice President
Judith A. Rager	Vice President	--
Jason McGhin	Vice President	--
Gary Michael Reese	Vice President	--
Robert M. Silvestri	Vice President	--

Item 33.	Location of Accounts and Records.

The accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) will be kept by the Registrant’s Administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9), (10) and (11) of Rule 31a–1(b)). Such records will be kept by the Registrant at City National Rochdale, LLC, 400 North Roxbury Drive, Beverly Hills, California 90210 and 400 Park Avenue, New York, New York 10022, except for those records relating to portfolio transactions of certain series of the Registrant as shown below:

Series of Registrant	Sub-Adviser and Address
City National Rochdale Fixed Income Opportunities Fund

Alcentra Limited

160 Queen Victoria Street

London EC4V 4LA

United Kingdom

Alcentra NY, LLC

9 West 57th Street

New York, NY 10019

AllFinancial Partners II LLC

4800 North Federal Highway, Suite 306E

Boca Raton, FL 33431

Federated Investment Management Company

1001 Liberty Avenue

Pittsburgh, PA 15222

Seix Investment Advisors LLC

One Maynard Drive, Suite 3200

Park Ridge, NJ 07656

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

Item 34.	Management Services.

There are no management-related service contracts not discussed in Parts A and B.

Item 35.	Undertakings.

1.

CNR FIOF Investments (Ireland) Limited (the “Irish Company”) undertakes that the assets of the Company will be maintained at all times in accordance with the requirements of Section 17(f) of the Investment Company Act of 1940, as amended (the “1940” Act”), and the rules thereunder.

2.

The Irish Company undertakes that it will maintain duplicate copies of its books and records at an office located within the United States, and the Securities & Exchange Commission (the “SEC”) and its staff will have access to the books and records consistent with the requirements of Section 31 of the 1940 Act and the rules thereunder.

3.	The Irish Company undertakes that it will designate an agent in the United States for service of process in any suit, action or proceeding before the SEC or any appropriate court.
4.	The Irish Company undertakes that it will consent to the jurisdiction of the United States courts and the SEC over it.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant, City National Rochdale Funds, certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beverly Hills, the State of California, on this 29th day of January, 2024.

CITY NATIONAL ROCHDALE FUNDS
By:	/s/ Kurt Hawkesworth
Kurt Hawkesworth
President, Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities indicated on January 29, 2024.

Signature	Title	Date

/s/ Kurt Hawkesworth	President & Chief	January 29, 2024
Kurt Hawkesworth	Executive Officer

/s/ Andrew Metzger	Treasurer (Principal Financial and Accounting Officer and Controller)	January 29, 2024
Andrew Metzger

/s/ James R. Wolford*	Trustee	January 29, 2024
James R. Wolford

/s/ Daniel A. Hanwacker*	Trustee	January 29, 2024
Daniel A. Hanwacker

/s/ Jay C. Nadel*	Trustee	January 29, 2024
Jay C. Nadel

/s/ Shelley Simms*	Trustee	January 29, 2024
Shelley Simms

/s/ Jon C. Hunt*	Trustee	January 29, 2024
Jon C. Hunt

/s/ Julie C. Miller*	Trustee	January 29, 2024
Julie C. Miller

* By:	/s/ Kurt Hawkesworth
Kurt Hawkesworth, Attorney-in-Fact, pursuant to Power of Attorney

This registration statement, with respect only to information that specifically relates to CNR FIOF Investments (Ireland) Limited, has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Conor MacGuinness	Director	January 29, 2024
Conor MacGuinness
/s/ Jeremy O’Sullivan	Director	January 29, 2024
Jeremy O’Sullivan

EXHIBIT INDEX

Exhibit Number	Exhibit
(d)(5)(i)	Amendment dated June 27, 2023, to the Investment Manager Agreement dated November 1, 2022, between City National Rochdale, LLC and Alcentra Limited and Alcentra NY, LLC with respect to the City National Rochdale Fixed Income Opportunities Fund.
(h)(1)(vi)	Amendment No. 5 dated December 11, 2023, to the Amended and Restated Administration Agreement dated January 1, 2013, as amended, between the Registrant and SEI Investments Global Funds Services.
(h)(3)(i)	Amended and Restated Exhibit A dated April 6, 2022, to Amended and Restated Shareholder Services Agreement.
(h)(6)	Joinder to Servicing Agreement dated October 1, 2013, between City National Rochdale Alternative Total Return Fund LLC, Financial Life Services, LLC, City National Fixed Income Opportunities (Ireland) Limited, and City National Rochdale Funds.
(h)(7)(xii)	Twelfth Amendment to Loan Agreement dated September 6, 2023, between City National Rochdale Funds and U.S. Bank National Association.
(j)(1)	Consent of Cohen & Company, Ltd., independent registered public accounting firm.
(j)(2)	Consent of BBD LLP, independent registered public accounting firm.
(p)(1)	City National Rochdale, LLC and City National Rochdale Funds Code of Ethics.
(p)(2)	SEI Investments Distribution Co Code of Ethics.
(p)(3)	SEI Investments Global Funds Services Code of Ethics.
(p)(4)	Virtus (Seix Investment Advisors LLC) Code of Ethics.
(p)(6)	Alcentra NY, LLC Code of Ethics.
(p)(7)	Alcentra Limited, LLC Code of Ethics
(p)(9)	T. Rowe Price Associates, Inc. Code of Ethics.
(q)(1)	Power of Attorney for Trustees of the Registrant, dated November 30, 2023.